Registration Nos. 2-80751

811-3618

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Post-Effective Amendment No. 44

☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐

Amendment No. 46

☑

(Check appropriate box or boxes)

Metropolitan Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

501 Boylston Street Boston, Massachusetts (Address of Principal Executive Office)	02116 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-578-3104

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife, Inc.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

It is proposed that the filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☑ on May 1, 2006 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

METROPOLITAN SERIES FUND, INC.

Class A, Class B, Class D, Class E and Class F

ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio

MetLife Moderate Allocation Portfolio

MetLife Moderate to Aggressive Allocation Portfolio

MetLife Aggressive Allocation Portfolio

U.S. EQUITY PORTFOLIOS

BlackRock Investment Trust Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Capital Guardian U.S. Equity Portfolio

Davis Venture Value Portfolio

FI Large Cap Portfolio

FI Value Leaders Portfolio

Harris Oakmark Large Cap Value Portfolio

Jennison Growth Portfolio

MetLife Stock Index Portfolio

T. Rowe Price Large Cap Growth Portfolio

Zenith Equity Portfolio

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Harris Oakmark Focused Value Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

BlackRock Strategic Value Portfolio

Franklin Templeton Small Cap Growth Portfolio

Loomis Sayles Small Cap Portfolio

Russell 2000® Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

FI International Stock Portfolio

Morgan Stanley EAFE® Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME PORTFOLIOS

BlackRock Diversified Portfolio

MFS Total Return Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers® Aggregate Bond Index Portfolio

Western Asset Management High Yield Bond Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities Portfolio)

Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio)

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections: (I) a brief overview of the structure of the Fund and the Portfolios; (II) information about each Portfolio, including investment objectives, investment strategies and risks; and (III) other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MAY 1, 2006

Section I—Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of 38 separate investment portfolios (the “Portfolios”), which offers Class A, Class B, Class D, Class E and Class F shares. MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for certain of the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

The Harris Oakmark Focused Value Portfolio and the Asset Allocation Portfolios (as defined below) are “non-diversified.” “Non-diversified” Portfolios may hold fewer securities than the other Portfolios of the Fund. If the securities in which a “non-diversified” Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities.

Investors

Fund shares are offered only to separate accounts (the “Separate Accounts”) established by Metropolitan Life Insurance Company (“Metropolitan Life”), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income. Some Portfolios invest primarily, or in part, in foreign equity or foreign fixed-income securities.

Equity Securities

Equity securities may include common stocks, preferred stocks, warrants, convertible stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the “issuer” of the stock. Stocks often pay a dividend. Different types of equity securities provide different voting and dividend rights in the event of the bankruptcy of the issuer.

A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.

A dividend is a payment made by a company to a shareholder that typically is based on the company’s performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as “growth stocks” or “value stocks.” Generally, an investment adviser considers a stock to be a growth stock if it expects the company’s earnings to grow more rapidly than earnings of other companies. An investment adviser using a “growth” style of investing will be more likely than an adviser using a “value” style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock’s price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser’s view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or “total return,” of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio’s average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or “yields.” Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.

The maturity date is the date on which a fixed-income security “matures.” This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Foreign Securities

Generally, foreign securities, including equity depositary receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio’s diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

Section II—Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund’s Statement of Additional Information (the “SAI”). Free copies of the SAI are available by using the toll-free number or the website address provided on the back cover of the prospectus.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary defensive purposes in response to market conditions, each Portfolio reserves the right to hold some or all of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Value Leaders Portfolio, FI International Stock Portfolio, FI Mid Cap Opportunities Portfolio and FI Large Cap Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the index Portfolios, the Asset Allocation Portfolios and the Zenith Equity Portfolio, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A

Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

Portfolio Holdings

Shares of the Fund are offered only to separate accounts of the Insurance Companies or to Qualified Plans. The following information is generally made available on one or more Insurance Company websites (including www.metlife.com/msf): (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the subadviser has objected, the percentage of the Portfolio’s net assets that each of the top ten holdings represents; and (iii) the percentage of the Portfolio’s net assets that these holdings represent in the aggregate. This information is posted to the website on the first business day of the second month following the calendar quarter. The Fund may exclude any portion of these holdings from the posting when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Asset Allocation Portfolios

Each of the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”) invests substantially all of its assets in certain other portfolios (the “Underlying Portfolios”) of the Fund or of Met Investors Series Trust (the “Trust”). Each Asset Allocation Portfolio is designed to provide investors diversification by investing broadly among various asset classes and sub-classes represented by the portfolio security holdings of the Underlying Portfolios according to each Asset Allocation Portfolio’s investment objective and risk profile. MetLife Advisers, as investment adviser, selects the Underlying Portfolios in which each Asset Allocation Portfolio invests based on established principles of asset allocation and risk tolerance.

MetLife Advisers establishes for each Asset Allocation Portfolio a specific target allocation between equity securities and fixed-income securities. MetLife Advisers may also set target allocations among sub-classes of these asset classes (e.g., for equities, international equities, large cap, mid cap, small cap; for fixed-income securities, investment grade, high yield (or “junk bonds”), short-term). MetLife Advisers determines these target allocations based on a variety of factors, including its outlook for the economy, interest rates and the financial markets.

In selecting the Underlying Portfolios in which each Asset Allocation Portfolio invests, MetLife Advisers considers an Underlying Portfolio’s historical investment performance and analyzes the Underlying Portfolio’s current holdings to determine its asset class and sub-class characteristics (e.g., for equities, large cap, mid cap, small cap, growth, value, blend; for fixed-income securities, investment grade, high yield, duration, maturity). MetLife Advisers allocates investments among the Underlying Portfolios based on this holdings analysis in an attempt to approximate the asset class and sub-class target allocations of each Asset Allocation Portfolio. The amounts established by MetLife Advisers to be allocated to each Underlying Portfolio are referred to as the “Underlying Portfolio Target.” Because each Underlying Portfolio’s holdings can change from day to day, the actual asset allocation achieved by investing in particular Underlying Portfolios will not correspond exactly to the target allocations of a particular Asset Allocation Portfolio.

The Asset Allocation Portfolios may invest in an Underlying Portfolio that only invests in money market securities. Also, through holdings-based analysis, MetLife Advisers may achieve the targeted allocation to short-term fixed-income securities by counting cash held or money market securities purchased in other Underlying Portfolios in which the Asset Allocation Portfolios invest.

The Underlying Portfolios in which the Asset Allocation Portfolios may currently invest are:

EQUITY PORTFOLIOS

Large Cap Portfolios

BlackRock Investment Trust Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Legacy Large Cap Growth Portfolio

Davis Venture Value Portfolio

FI Large Cap Portfolio

FI Value Leaders Portfolio

Harris Oakmark Large Cap Value Portfolio

Janus Aggressive Growth Portfolio

Jennison Growth Portfolio

Legg Mason Value Equity Portfolio

MetLife Stock Index Portfolio

Oppenheimer Capital Appreciation Portfolio

T. Rowe Price Large Cap Growth Portfolio

Mid Cap Portfolios

BlackRock Aggressive Growth Portfolio

FI Mid Cap Opportunities Portfolio

Harris Oakmark Focused Value Portfolio

Lazard Mid-Cap Portfolio

MetLife Mid Cap Stock Index Portfolio

Neuberger Berman Mid Cap Value Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

Small Cap Portfolios

BlackRock Strategic Value Portfolio

Dreman Small-Cap Value Portfolio

Franklin Templeton Small Cap Growth Portfolio

Loomis Sayles Small Cap Portfolio

Met/AIM Small Cap Growth Portfolio

Russell 2000 Index Portfolio

T. Rowe Price Small Cap Growth Portfolio

Sector Portfolios

Neuberger Berman Real Estate Portfolio

RCM Global Technology Portfolio

INTERNATIONAL/GLOBAL EQUITY PORTFOLIOS

FI International Stock Portfolio

Harris Oakmark International Portfolio

MFS Research International Portfolio

Morgan Stanley EAFE Index Portfolio

Oppenheimer Global Equity Portfolio

EQUITY AND FIXED-INCOME

PORTFOLIOS

BlackRock Diversified Portfolio

MFS Total Return Portfolio

PIMCO Inflation Protected Bond Portfolio

FIXED-INCOME PORTFOLIOS

BlackRock Bond Income Portfolio

Lehman Brothers Aggregate Bond Index

    Portfolio

Lord Abbett Bond Debenture Portfolio

PIMCO Total Return Portfolio

Western Asset Management Strategic Bond

    Opportunities Portfolio

Western Asset Management U.S. Government
    Portfolio

MONEY MARKET PORTFOLIO

BlackRock Money Market Portfolio

An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. MetLife Advisers may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for any Asset Allocation Portfolio at any time.

There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including the Asset Allocation Portfolios. MetLife Advisers may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, MetLife Advisers or its affiliates may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting the Asset Allocation Portfolios’ opportunity to invest in the Underlying Portfolios.

The following chart sets out for each Asset Allocation Portfolio the target allocations between equity and fixed-income securities and among sub-classes of these two asset classes as of the date of this prospectus. You should note that these percentages will not directly correspond to investments in the Underlying Portfolios because an Underlying Portfolio may contain one or both asset classes

(e.g., equity and fixed-income) and one or more sub-classes of an asset class (e.g., small cap and mid cap equity securities). MetLife Advisers may invest in the Underlying Portfolios so that an Asset Allocation Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation set out in the chart below. Deviations from the asset class target allocations will affect the sub-class target allocations.

Asset Class	Conservative Allocation	Conservative to Moderate Allocation	Moderate Allocation	Moderate to Aggressive Allocation	Aggressive Allocation
Equities Target	20%	40%	60%	80%	100%
International	4%	8%	12%	16%	20%
Large Cap	10%	20%	30%	40%	50%
Mid Cap	4%	8%	12%	16%	20%
Small Cap	2%	4%	6%	8%	10%
Fixed-Income Target	80%	60%	40%	20%	0%
Investment Grade	54%	41%	27%	14%	0%
High Yield	10%	7%	5%	2%	0%
Short-Term	16%	12%	8%	4%	0%

Although investments in the Underlying Portfolios will be made in an attempt to approximate the Underlying Portfolio Target, an Asset Allocation Portfolio’s actual allocations could vary substantially from the Underlying Portfolio Target. Actual allocations may be different from the Underlying Portfolio Target because, for example, of changes to the Underlying Portfolios’ asset values due to market movements. MetLife Advisers will effect purchases and redemptions in the Underlying Portfolios in a way to bring actual allocations more closely in line with the Underlying Portfolio Target. In addition, MetLife Advisers may from time to time rebalance allocations to the Underlying Portfolios to correspond with the Underlying Portfolio Target.

At least annually, MetLife Advisers will evaluate each Asset Allocation Portfolio’s target allocation between equity and fixed-income securities, including the allocation among sub-classes of these asset classes, based on that Portfolio’s risk profile. At the same time, MetLife Advisers will also consider whether to make changes to each Asset Allocation Portfolio’s Underlying Portfolio Target. If a new Underlying Portfolio Target is established, purchases, redemptions, reinvested income and capital gains will be allocated to bring actual allocations in line with the new Underlying Portfolio Target.

The current asset and sub-class targets and the Underlying Portfolio Target percentages of each Asset Allocation Portfolio are available at the following website: www.metlife.com/msf. This information will be updated periodically.

Because the Asset Allocation Portfolios invest in Underlying Portfolios, the costs of investing in an Asset Allocation Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. An Asset Allocation Portfolio will pay its share of the Underlying Portfolios’ expenses as well as the Asset Allocation Portfolio’s own expenses. Therefore, an investment in an Asset Allocation Portfolio may result in the duplication of certain expenses.

MetLife Advisers has broad discretion to allocate and reallocate the assets of each Asset Allocation Portfolio among the Underlying Portfolios consistent with the Asset Allocation Portfolio’s investment objective and policies and target asset class allocations. In addition to the investment advisory fee charged by MetLife Advisers for its asset allocation services, MetLife Advisers and its affiliates indirectly receive investment advisory fees from the Underlying Portfolios in which each Asset Allocation Portfolio invests. In this regard, MetLife Advisers has an incentive to select and invest the Asset Allocation Portfolios’ assets in Underlying Portfolios with higher fees than other Portfolios. Also, MetLife Advisers may believe that certain Underlying Portfolios could benefit from additional assets or could be harmed by redemptions. As a fiduciary, MetLife Advisers is obligated to disregard these incentives. The Directors and officers of the Fund may also have conflicting interests in fulfilling their fiduciary duties to both the Asset Allocation Portfolios and the Underlying Portfolios of the Fund.

MetLife Conservative Allocation Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income, with growth of capital as a secondary objective.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 80% to fixed-income securities and 20% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers as well as Underlying Portfolios that invest in foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high yield, high-risk bonds.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments include Underlying Portfolios that invest in stocks of U.S. or foreign large, established companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative Allocation Portfolio

of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign fixed-income or equity security markets.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	Poor performance of fixed-income securities relative to equity securities.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, it does not yet have a full calendar year of performance.

MetLife Conservative Allocation Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(3)	0.95%		0.95%		0.95%

Total Annual Portfolio Operating Expenses(3)	1.05%		1.30%		1.20%
Fee Waiver and/or Expense Reimbursement(1)	(0.95%	)	(0.95%	)	(0.95%	)

Net Operating Expenses(1)(3)	0.10%		0.35%		0.25%
Estimated Indirect Underlying Portfolio Expenses(2)	0.63%		0.63%		0.63%

Net Operating Expenses and Estimated Indirect Underlying Portfolio Expenses(1)(2)(3)	0.73%		0.98%		0.88%

(1)

MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio

MetLife Conservative Allocation Portfolio

in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

(2)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The percentage shown above for Estimated Indirect Underlying Portfolio Expenses is an estimate of the total operating expenses of the Underlying Portfolios that the Portfolio will bear in the current fiscal year.
(3)	As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the

MetLife Conservative Allocation Portfolio

securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed- income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative Allocation Portfolio

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Global Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

MetLife Conservative Allocation Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative Allocation Portfolio

limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a Vice President of MetLife Advisers.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Jason M. Kezelman, CFA, joined MetLife in June 2005 and is a Director in MetLife’s Investment Advisory Group. From March 2004 until he joined MetLife, Mr. Kezelman was an Assistant Vice President at Merrill Lynch in Municipal Bond Sales and Trading. From 1999 until he joined Merrill Lynch, he was a Senior Associate in the Fixed Income Account Management Group at PIMCO.

MetLife Conservative Allocation Portfolio

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Ms. Forget and Messrs. Leland, Olson, Dufault, Guthrie and McDevitt have been members of the Committee since 2005. Mr. Kezelman has been a member of the Committee since May 1, 2006.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. From May 1, 2005 to December 31, 2005, the Portfolio paid MetLife Advisers an annualized investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Conservative to Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is high total return in the form of income and growth of capital, with a greater emphasis on income.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed-income securities and also invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 60% to fixed-income securities and 40% to equity securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may also invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high yield, high-risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Conservative to Moderate Allocation Portfolio

the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, it does not yet have a full calendar year of performance.

MetLife Conservative to Moderate Allocation Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(3)	0.31%		0.31%		0.31%

Total Annual Portfolio Operating Expenses(3)	0.41%		0.66%		0.56%
Fee Waiver and/or Expense Reimbursement(1)	(0.31%	)	(0.31%	)	(0.31%	)

Net Operating Expenses(1)(3)	0.10%		0.35%		0.25%
Estimated Indirect Underlying Portfolio Expenses(2)	0.65%		0.65%		0.65%

Net Operating Expenses and Estimated Indirect Underlying Portfolio Expenses(1)(2)(3)	0.75%		1.00%		0.90%

(1)

MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio

MetLife Conservative to Moderate Allocation Portfolio

in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

(2)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The percentage shown above for Estimated Indirect Underlying Portfolio Expenses is an estimate of the total operating expenses of the Underlying Portfolios that the Portfolio will bear in the current fiscal year.
(3)	As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying

MetLife Conservative to Moderate Allocation Portfolio

Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

MetLife Conservative to Moderate Allocation Portfolio

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Global Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Conservative to Moderate Allocation Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Conservative to Moderate Allocation Portfolio

limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and

Trustee of the Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a Vice President of MetLife Advisers.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Jason M. Kezelman, CFA, joined MetLife in June 2005 and is a Director in MetLife’s Investment Advisory Group. From March 2004 until he joined MetLife, Mr. Kezelman was an Assistant Vice President at Merrill Lynch in Municipal Bond Sales and Trading. From 1999 until he joined Merrill Lynch, he was a Senior Associate in the Fixed Income Account Management Group at PIMCO.

MetLife Conservative to Moderate Allocation Portfolio

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Ms. Forget and Messrs. Leland, Olson, Dufault, Guthrie and McDevitt have been members of the Committee since 2005. Mr. Kezelman has been a member of the Committee since May 1, 2006.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. From May 1, 2005 to December 31, 2005, the Portfolio paid MetLife Advisers an annualized investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Moderate Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 60% to equity securities and 40% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

The Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed-income securities. These investments may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers. The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as in Underlying Portfolios that invest in high yield, high-risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate Allocation Portfolio

the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Underlying Portfolios, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Underlying Portfolios, including high yield debt securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, it does not yet have a full calendar year of performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor

MetLife Moderate Allocation Portfolio

in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(3)	0.19%		0.19%		0.19%

Total Annual Portfolio Operating Expenses(3)	0.29%		0.54%		0.44%
Fee Waiver and/or Expense Reimbursement(1)	(0.19%	)	(0.19%	)	(0.19%	)

Net Operating Expenses(1)(3)	0.10%		0.35%		0.25%
Estimated Indirect Underlying Portfolio Expenses(2)	0.69%		0.69%		0.69%

Net Operating Expenses and Estimated Indirect Underlying Portfolio Expenses(1)(2)(3)	0.79%		1.04%		0.94%

(1)

MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five

MetLife Moderate Allocation Portfolio

years after the end of the fiscal year in which the expenses were incurred.
(2)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The percentage shown above for Estimated Indirect Underlying Portfolio Expenses is an estimate of the total operating expenses of the Underlying Portfolios that the Portfolio will bear in the current fiscal year.
(3)	As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271
Class E	$96	$300	$520	$1,155

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet

MetLife Moderate Allocation Portfolio

its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed- income securities involve both credit risk and market risk, which

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

MetLife Moderate Allocation Portfolio

includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Global Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate Allocation Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate Allocation Portfolio

larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a Vice President of MetLife Advisers.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Jason M. Kezelman, CFA, joined MetLife in June 2005 and is a Director in MetLife’s Investment Advisory Group. From March 2004 until he joined MetLife, Mr. Kezelman was an Assistant Vice President at Merrill Lynch in Municipal Bond Sales and Trading. From 1999 until he joined Merrill Lynch, he was a Senior Associate in the Fixed Income Account Management Group at PIMCO.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

MetLife Moderate Allocation Portfolio

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Ms. Forget and Messrs. Leland, Olson, Dufault, Guthrie and McDevitt have been members of the Committee since 2005. Mr. Kezelman has been a member of the Committee since May 1, 2006.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. From May 1, 2005 to December 31, 2005, the Portfolio paid MetLife Advisers an annualized investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Moderate to Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies.

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities and also invests in Underlying Portfolios that hold fixed-income securities based on a target allocation of 80% to equity securities and 20% to fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity and fixed-income securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed-income securities. The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

MetLife Moderate to Aggressive Allocation Portfolio

Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

•	A general decline in U.S. or foreign equity or fixed-income security markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of equity securities relative to fixed-income securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investing in one or a few sectors.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, it does not yet have a full calendar year of performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a

MetLife Moderate to Aggressive Allocation Portfolio

Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(3)	0.24%		0.24%		0.24%

Total Annual Portfolio Operating Expenses(3)	0.34%		0.59%		0.49%
Fee Waiver and/or Expense Reimbursement(1)	(0.24%	)	(0.24%	)	(0.24%	)

Net Operating Expenses(1)(3)	0.10%		0.35%		0.25%
Estimated Indirect Underlying Portfolio Expenses(2)	0.71%		0.71%		0.71%

Net Operating Expenses and Estimated Indirect Underlying Portfolio Expenses(1)(2)(3)	0.81%		1.06%		0.96%

(1)

MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

MetLife Moderate to Aggressive Allocation Portfolio

(2)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The percentage shown above for Estimated Indirect Underlying Portfolio Expenses is an estimate of the total operating expenses of the Underlying Portfolios that the Portfolio will bear in the current fiscal year.
(3)	As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$83	$259	$450	$1,002
Class B	$108	$337	$585	$1,294
Class E	$98	$306	$531	$1,178

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of

MetLife Moderate to Aggressive Allocation Portfolio

an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

MetLife Moderate to Aggressive Allocation Portfolio

issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Global Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Moderate to Aggressive Allocation Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Underlying Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Moderate to Aggressive Allocation Portfolio

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Global Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Trust. She has been a President of Met Investors

MetLife Moderate to Aggressive Allocation Portfolio

Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a Vice President of MetLife Advisers.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Jason M. Kezelman, CFA, joined MetLife in June 2005 and is a Director in MetLife’s Investment Advisory Group. From March 2004 until he joined MetLife, Mr. Kezelman was an Assistant Vice President at Merrill Lynch in Municipal Bond Sales and Trading. From 1999 until he joined Merrill Lynch, he was a Senior Associate in the Fixed Income Account Management Group at PIMCO.

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Ms. Forget and Messrs. Leland, Olson, Dufault, Guthrie and McDevitt have been members of the Committee since 2005. Mr. Kezelman has been a member of the Committee since May 1, 2006.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

MetLife Moderate to Aggressive Allocation Portfolio

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. From May 1, 2005 to December 31, 2005, the Portfolio paid MetLife Advisers an annualized investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Aggressive Allocation Portfolio

Investment Objective:

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies:

The Portfolio seeks to achieve its objective by investing in Class A shares of a diversified group of Underlying Portfolios of the Fund and the Trust. Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold large cap, mid cap, small cap and international equity securities based on a target allocation of 100% to equity securities. The Portfolio may invest up to 10% of its assets in fixed-income securities. The names of the Underlying Portfolios in which the Portfolio may invest and the target allocation among the various types of equity securities are set forth in “Information about each Portfolio—Asset Allocation Portfolios.” MetLife Advisers may invest in the Underlying Portfolios so that the Portfolio’s actual allocation between equities and fixed-income securities is within a range of plus or minus 10% of the Portfolio’s target allocation. Deviations from the asset class target allocation will affect the sub-class target allocations.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. companies, and, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

The Portfolio is a “non-diversified” fund, which means that it may hold at any one time securities of fewer issuers compared to a “diversified” fund.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Underlying Portfolios, and thus the investment performance of the Portfolio, are listed below. For a more complete description of these risks and the securities and investment techniques used by the Underlying Portfolios, please see “More About Investment Strategies and Risks” and the prospectuses of the Fund and the Trust relating to the Underlying Portfolios. Factors that could harm the investment performance of the Portfolio include:

•	The inability of the Underlying Portfolios to meet their investment objectives. Because the Portfolio invests in various Underlying Portfolios, its performance is directly related to the ability of those Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios.

MetLife Aggressive Allocation Portfolio

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual equity securities held by the Underlying Portfolios or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging markets securities.

•	The risks associated with a “non-diversified” fund. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of securities. This risk is limited because the Portfolio invests its assets in the Underlying Portfolios, which generally have diversified holdings.

•	The risks associated with investing in one or a few sectors.

Investment Performance Record

Because the Portfolio began operations on May 1, 2005, it does not yet have a full calendar year of performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Aggressive Allocation Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(3)	1.66%		1.66%		1.66%

Total Annual Portfolio Operating Expenses(3)	1.76%		2.01%		1.91%
Fee Waiver and/or Expense Reimbursement(1)	(1.66%	)	(1.66%	)	(1.66%	)

Net Operating Expenses(1)(3)	0.10%		0.35%		0.25%
Estimated Indirect Underlying Portfolio Expenses(2)	0.72%		0.72%		0.72%

Net Operating Expenses and Estimated Indirect Underlying Portfolio Expenses(1)(2)(3)	0.82%		1.07%		0.97%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to the percentages shown above. This subsidy is subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit for that Class that was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(2)	As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. The percentage shown above for Estimated Indirect Underlying Portfolio Expenses is an estimate of the total operating expenses of the Underlying Portfolios that the Portfolio will bear in the current fiscal year.
(3)	As the Portfolio has not completed a full fiscal year, Other Expenses are based on annualized actual expenses for the prior fiscal period.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MetLife Aggressive Allocation Portfolio

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Underlying Portfolios that you indirectly bear as an investor in the Portfolio. The Example assumes the expiration of the applicable expense reduction arrangements for the Portfolio and the Underlying Portfolios after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$84	$262	$455	$1,014
Class B	$109	$340	$590	$1,306
Class E	$99	$309	$536	$1,190

More About Investment Strategies and Risks

Underlying Portfolio Risk

Because substantially all of the assets of the Portfolio are invested in various Underlying Portfolios, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by those Underlying Portfolios. In addition, the investment performance of the Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of the Portfolio to meet its investment objective depends upon the allocation of the Portfolio’s assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. There can be no assurance that the investment objective of the Portfolio or an Underlying Portfolio will be achieved.

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). Underlying Portfolios that invest principally in equity securities are particularly sensitive to this market risk.

MetLife Aggressive Allocation Portfolio

Investment Style Risk.    Some Underlying Portfolios place particular emphasis on growth stocks. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. Other Underlying Portfolios place a particular emphasis on value stocks. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the Underlying Portfolio’s subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    An Underlying Portfolio may emphasize its equity investments on companies with a small, medium or large market capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

Many Underlying Portfolios (in particular, the Harris Oakmark International Portfolio, the MFS Research International Portfolio, the Morgan Stanley EAFE Index Portfolio, the FI International Stock Portfolio, the Oppenheimer Global Equity Portfolio and the RCM Global Technology Portfolio) invest in securities of foreign issuers. In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of an Underlying Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. An Underlying Portfolio may have more limited legal recourse than it would if investing in the United States.

MetLife Aggressive Allocation Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. An Underlying Portfolio may use certain techniques, such as forward contracts or future contracts to manage these risks. However, there is no assurance that these techniques will be effective.

Emerging Markets.    An Underlying Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

Many of the Underlying Portfolios may use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives are subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Underlying Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Underlying Portfolio.

Non-Diversification

The Portfolio and certain of the Underlying Portfolios (Harris Oakmark Focused Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Legg Mason Value Equity Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio and T. Rowe Price Mid-Cap Growth Portfolio) may invest their assets in a small number of issuers. Investing in a limited number of issuers may increase the volatility of a fund’s

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

MetLife Aggressive Allocation Portfolio

investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single issuer will generally have a more adverse impact on the return of a non-diversified fund than on a more broadly diversified fund.

Fixed-income Securities

The Underlying Portfolios that invest in fixed-income securities are subject to the risks associated with fixed-income securities. Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

Underlying Portfolios that invest in high yield securities, or “junk bonds,” have higher credit risk and market risk than those Underlying Portfolios that invest only in investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Sector Investing

To the extent that an Underlying Portfolio has significant investments in one or a few sectors, it bears more risk than a fund that maintains broad sector diversification.

Underlying Portfolios, such as the RCM Global Technology Portfolio, may concentrate investment in companies which utilize innovative technologies and therefore may be subject to risks particularly affecting those companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MetLife Aggressive Allocation Portfolio

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and to investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

An Asset Allocation Committee of investment professionals at MetLife Advisers (the “Committee”) is responsible for the management of the Portfolio. The Committee consists of the following individuals:

Elizabeth M. Forget is the Chair of the Committee, but each member of the Committee is jointly and primarily responsible for the management of the Portfolio. Ms. Forget is President and Trustee of the Trust. She has been a President of Met Investors Advisory LLC and Executive Vice President of MetLife Investors Group, Inc. since 2000. Prior to that, she was Senior Vice President of Equitable Distributors, Inc. and Vice President of Equitable Life Assurance Society of the United States. In 2005, Ms. Forget became a Vice President of MetLife Advisers.

Alan C. Leland, Jr. is Chief Financial Officer and Treasurer of MetLife Advisers and Vice President of Metropolitan Life. He has worked for Metropolitan Life and its predecessors for 30 years and has worked for MetLife Advisers since its inception in 1994.

Jason M. Kezelman, CFA, joined MetLife in June 2005 and is a Director in MetLife’s Investment Advisory Group. From March 2004 until he joined MetLife, Mr. Kezelman was an Assistant Vice President at Merrill Lynch in Municipal Bond Sales and Trading. From 1999 until he joined Merrill Lynch, he was a Senior Associate in the Fixed Income Account Management Group at PIMCO.

MetLife Aggressive Allocation Portfolio

Darrel A. Olson has been a Director in the Investments Department of Metropolitan Life since 2001. He joined Metropolitan Life in 1979. In 2005, he became a Vice President of MetLife Advisers.

Anthony J. Dufault is a Vice President of Met Investors Advisory, LLC and a Vice President, Investment Advisory Services of MetLife Investors Group. He has worked at Metropolitan Life since May 2001. From May 1998 until he joined Metropolitan Life, he was a Senior Product Manager at Pacific Life in its variable annuity division. While at Pacific Life, he was also a Senior Portfolio Analyst. In 2005, he became a Vice President of MetLife Advisers.

John F. Guthrie, Jr. is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

Thomas C. McDevitt is Vice President of MetLife Advisers and Vice President of the Fund. Mr. McDevitt joined New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1980 and became part of the Investment Management Department in 1988. He has worked for MetLife Advisers since its inception in 1994.

Ms. Forget and Messrs. Leland, Olson, Dufault, Guthrie and McDevitt have been members of the Committee since 2005. Mr. Kezelman has been a member of the Committee since May 1, 2006.

The Fund’s SAI provides additional information about the Committee members’ compensation, other accounts managed by members of the Committee, and the Committee members’ ownership of Portfolio securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.10% of the Portfolio’s average daily net assets. From May 1, 2005 to December 31, 2005, the Portfolio paid MetLife Advisers an annualized investment advisory fee of 0.10% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, seeks to achieve the Portfolio’s investment objective by investing at least 80% of the Portfolio’s net assets in equity securities. In pursuit of this goal, BlackRock uses the S&P 500 Index as a benchmark.

Stock Selection

BlackRock uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multi-factor model, BlackRock then identifies stocks with rising earnings expectations that are selling at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, BlackRock then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain its market capitalization, sector allocations and style characteristics similar to those of the S&P 500 Index. As of February 28, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $0.27 billion to $369 billion; however, 95% of the companies in the index had market capitalizations above $2.9 billion. The median market capitalization of companies in the S&P 500 Index as of February 28, 2006 was $11.3 billion. Seeking to maintain the optimal risk/return trade-off, BlackRock rebalances the Portfolio’s holdings regularly. BlackRock assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depositary receipts that seek to replicate the price performance and dividend yield of the S&P 500 Index.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Investment Trust Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 19.47% for the fourth quarter of 1998, and the lowest quarterly return was –17.37% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	3.59%	-1.72%	7.44%
Class B*	3.32%	-1.97%	7.19%
Class E*	3.45%	-1.87%	7.29%
S&P 500 Index	4.91%	0.54%	9.07%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Investment Trust Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses (1)	0.55%	0.80%	0.70%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.53% for Class A shares, 0.78% for Class B shares and 0.68% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$56	$176	$307	$689
Class B	$82	$255	$444	$990
Class E	$72	$224	$390	$871

BlackRock Investment Trust Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

BlackRock Investment Trust Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Investment Trust Portfolio

The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Messrs. Byrket and Herrmann lead BlackRock’s Active Quantitative Equity Team, which consists of six investment professionals and utilizes a sophisticated computer model to evaluate and select securities for purchase based on a number of criteria. This quantitative security selection program operates in conjunction with BlackRock’s risk management analytics program. Messrs. Byrket and Herrmann, Managing Directors of BlackRock, joined BlackRock in 2003. Messrs. Byrket and Herrmann were at Weiss, Peck and Greer, LLC, managing that firm’s quantitative equity portfolios from 1996 to 2003, including as Managing Directors from 2001 to 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio

BlackRock Investment Trust Portfolio

managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.49% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization companies, which may include common and preferred stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of June 24, 2005, the Russell 1000 Index included companies with capitalizations of approximately $1.8 billion and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. In the future, BlackRock may define large capitalization companies using a different index or classification system. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may also invest in foreign securities.

Stock Selection

BlackRock uses quantitative techniques to analyze a universe of approximately 800 value companies. BlackRock uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, BlackRock identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, BlackRock then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain its market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Value Index. Seeking to maintain the optimal risk/return trade-off, BlackRock rebalances the Portfolio’s holdings regularly. BlackRock assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depositary receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

BlackRock Large Cap Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 21.55% for the second quarter of 2003, and the lowest quarterly return was –5.79% for the first quarter of 2003. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	5.98%	7.54%
Class B*	5.56%	7.28%
Class E	5.69%	7.38%
Russell 1000 Value Index	7.05%	8.81%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Large Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)	0.15%	0.15%	0.15%

Total Annual Portfolio Operating Expenses(1)(2)	0.85%	1.10%	1.00%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.83% for Class A shares, 1.08% for Class B shares and 0.98% for Class E shares.

(2)	In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which such expenses were incurred. The Portfolio’s Total Annual Operating Expenses shown above include 0.02%, charged to each class of the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$87	$271	$471	$1,049
Class B	$112	$350	$606	$1,340
Class E	$102	$318	$552	$1,225

BlackRock Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of mid cap companies involve potentially greater risks and higher volatility than those of larger companies. Mid cap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

BlackRock Large Cap Value Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Large Cap Value Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Messrs. Byrket and Herrmann lead BlackRock’s Active Quantitative Equity Team, which consists of six investment professionals and utilizes a sophisticated computer model to evaluate and select securities for purchase based on a number of criteria. This quantitative security selection program operates in conjunction with BlackRock’s risk management analytics program. Messrs. Byrket and Herrmann, Managing Directors of BlackRock, joined BlackRock in 2003. Messrs. Byrket and Herrmann were at Weiss, Peck and Greer, LLC managing that firm’s quantitative equity portfolios from 1996 to 2003, including as Managing Directors from 2001 to 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

BlackRock Large Cap Value Portfolio

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.70% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Legacy Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of large capitalization equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. BlackRock considers large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

Stock Selection

The Portfolio invests primarily in stocks believed by BlackRock to have long-term growth potential. In selecting stocks, BlackRock seeks to identify large capitalization stocks with sustainable above-average earnings growth. The Portfolio intends to invest its assets in approximately 60-80 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically will be fully invested. A significant portion of the Portfolio’s assets are expected to be invested in stocks of companies listed in the Russell 1000 Growth Index. The Portfolio seeks to outperform the Russell 1000 Growth Index over a market cycle. The Russell 1000 Growth Index tracks growth companies included in the Russell 1000 Index, which is composed of the 1,000 largest U.S. companies based on total market capitalization. As of June 24, 2005, the Russell 1000 Index included companies with market capitalizations of $1.8 billion and above. The Portfolio may from time to time emphasize one or more growth sectors. In addition, BlackRock tries to manage risk relative to the Russell 1000 Growth Index.

BlackRock seeks to invest in fundamentally sound companies with strong managements, superior earnings growth prospects, and attractive relative valuations. BlackRock emphasizes fundamental research in seeking to successfully identify and invest in these companies. BlackRock’s disciplined investment process emphasizes bottom-up stock selection and risk management techniques.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

BlackRock Legacy Large Cap Growth Portfolio

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Legacy Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Fred Alger Management, Inc. (“Alger”) to State Street Research & Management Company (“State Street Research”) and also changed its investment objective and principal investment strategies. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Alger, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 26.06% for the fourth quarter of 1998, and the lowest quarterly return was –20.07% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	7.00%	-1.54%	8.45%
Class B*	6.75%	-1.79%	8.19%
Class E*	6.85%	-1.69%	8.29%
Russell 1000 Growth Index	5.26%	-3.58%	6.73%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

BlackRock Legacy Large Cap Growth Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses (1)	0.80%	1.05%	0.95%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.76% for Class A shares, 1.01% for Class B shares and 0.91% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$82	$255	$444	$990
Class B	$107	$334	$579	$1,283
Class E	$97	$303	$525	$1,166

BlackRock Legacy Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

BlackRock Legacy Large Cap Growth Portfolio

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Legacy Large Cap Growth Portfolio

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Jeffrey R. Lindsey, CFA, and Edward P. Dowd. Messrs. Lindsey and Dowd lead BlackRock’s Fundamental Large Cap Growth Team consisting of four investment professionals. Messrs. Lindsey and Dowd joined BlackRock in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser.

BlackRock Legacy Large Cap Growth Portfolio

Mr. Lindsey joined State Street Research in 2002. From 2003 until he joined BlackRock, Mr. Lindsey was a Managing Director and the Chief Investment Officer-Growth at State Street Research, responsible for overseeing all of State Street Research’s growth and core products. Prior to joining State Street Research, he served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at State Street Research. Prior to joining State Street Research in 2002, he was a Vice President and Technology Sector Leader for Independence Investment LLC and an equity research associate at Donaldson, Lufkin & Jennrette.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company (“Capital Guardian”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, “equity securities” are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed-income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. For the purpose of this limit, Capital Guardian may define “foreign securities” based on factors such as the place of listing and the location of the issuer’s incorporation and headquarters. “Foreign securities” also includes American Depositary Receipts (“ADRs”). The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Capital Guardian U.S. Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.35% for the second quarter of 2003, and the lowest quarterly return was –3.25% for the third quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	5.78%	6.45%
Class B	5.50%	6.21%
Class E*	N/A	N/A
S&P 500 Index	4.91%	5.99%

*	No Class E shares of this Portfolio were outstanding as of December 31, 2005.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Capital Guardian U.S. Equity Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs

Capital Guardian U.S. Equity Portfolio

have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund’s directors, that it is liquid.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968. As of December 31, 2005, Capital Guardian managed approximately $157.3 billion in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and

Capital Guardian U.S. Equity Portfolio

transaction assessment, within the limits provided by the Portfolio’s objectives and policies and by Capital Guardian’s investment committee. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Ericksen is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian’s Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis”), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio’s assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis manages equity funds using the Davis Investment Discipline. Davis conducts extensive research to identify well-managed companies, with durable business models, that can be purchased at attractive valuations relative to their intrinsic value. Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. The Portfolio typically invests a significant portion of its assets in the financial services sector. The Portfolio may also invest a limited portion of its assets in foreign securities, including American Depositary Receipts (“ADRs”), in companies of any size, and in companies whose shares may be subject to controversy.

Stock Selection

Over the years, Davis has developed a list of characteristics that it believes allow companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

•	Proven track record.

•	Significant personal ownership in business.

•	Intelligent allocation of capital.

•	Smart application of technology to improve business and lower costs.

•	Strong balance sheet.

•	Low cost structure and low debt.

•	High after-tax returns on capital.

•	High quality of earnings.

•	Non-obsolescent products and services.

•	Dominant or growing market share in a growing market.

•	Global presence and brand names.

Davis Venture Value Portfolio

After Davis decides which common stocks it wishes to own, it attempts to determine the intrinsic value of those stocks. Davis seeks common stocks which can be purchased at attractive valuations relative to their intrinsic value. Davis’ goal is to invest in companies for the long term. It considers selling a stock if it believes the stock’s market price exceeds Davis’ estimate of the stock’s intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

Davis Venture Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.20% for the fourth quarter of 1998, and the lowest quarterly return was –14.47% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	10.30%	3.81%	11.54%
Class B*	9.99%	3.55%	11.29%
Class E*	10.14%	3.65%	11.39%
S&P 500 Index	4.91%	0.54%	9.07%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Davis Venture Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.76%	1.01%	0.91%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class E	$93	$290	$504	$1,120

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Financial services risk.    The Portfolio typically invests a significant portion of its assets in the financial services sector. Risks of

Davis Venture Value Portfolio

investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, can have a disproportionate effect on the financial services sector; (iii) Undiversified loan portfolios: financial services companies whose securities the Portfolio purchases may themselves have concentrated loan portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Davis may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Davis cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2005, Davis, together with its affiliated institutional asset management companies, managed approximately $72.1 billion in assets. Davis’ address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to the Portfolio. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis and is located at 609 Fifth Avenue, New York, New York 10017.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Davis Venture Value Portfolio

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. They share joint decision-making authority in the day-to-day management of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis since October 1995. Mr. Feinberg has co-managed other equity funds for Davis since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective November 4, 2005, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.675% for amounts over $3 billion. Prior to November 4, 2005, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

FI Large Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests at least 80% of the Portfolio’s assets in securities of companies with large market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. FMR normally invests the Portfolio’s assets primarily in common stocks. Although a universal definition of large market capitalization companies does not exist, for purposes of the Portfolio, FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. As of February 28, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $0.27 billion to $369 billion; however, 95% of the companies in the index had capitalizations above $2.9 billion. The median market capitalization of companies in the S&P 500 Index as of February 28, 2006 was $11.3 billion. As of June 24, 2005, the Russell 1000 Index included companies with market capitalizations of $1.8 billion and above. A company’s market capitalization may be based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index.

FMR may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

Investment Selection

FMR invests the Portfolio’s assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

FMR uses the Russell 1000 Growth Index as a guide in structuring the Portfolio and selecting its investments. FMR considers the Portfolio’s security, industry and market capitalization weightings relative to the index.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry

FI Large Cap Portfolio

position and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

FI Large Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information set forth below relates to the Portfolio’s predecessor fund, the Large Cap Portfolio (the “FI Large Cap Predecessor Fund”), which was a series of The Travelers Series Trust. The Portfolio succeeded to the operations of the FI Large Cap Predecessor Fund on May 1, 2006, and MetLife Advisers became adviser to the Portfolio on such date as part of such succession. Travelers Asset Management International Company LLC (“TAMIC”) was the investment adviser to the FI Large Cap Predecessor Fund.

During the period shown above, the highest quarterly return was 23.56% for the fourth quarter of 1998, and the lowest quarterly return was –18.34% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (August 30, 1996)
Class A	8.68%	-1.63%	7.31%
Class B*	8.43%	-1.88%	7.06%
Class E*	8.53%	-1.78%	7.16%
Russell 1000 Growth Index	5.26%	-3.58%	6.32%

*	Performance information shown is the performance of the Class A shares adjusted to reflect the 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

FI Large Cap Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(2)	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)(2)	0.86%	1.11%	1.01%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit total operating expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.95% for Class A shares, 1.20% for Class B shares and 1.10% for Class E shares.
(2)	Restated as if the current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$88	$274	$477	$1,061
Class B	$113	$353	$612	$1,352
Class E	$103	$322	$558	$1,236

FI Large Cap Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

FI Large Cap Portfolio

greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates Rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

FI Large Cap Portfolio

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio are made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR managed approximately $1.02 trillion in mutual fund assets. FMR and FMRC’s address is 82 Devonshire Street, Boston, MA 02109.

Bahaa Fam has been the Portfolio Manager of the Portfolio since May 1, 2006 and was Portfolio Manager of the FI Large Cap Predecessor Fund from May 2, 2005 until the Portfolio succeeded to its operations. Since joining FMR in 1994, Mr. Fam has worked as a senior quantitative analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manger’s ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio’s average daily net assets, 0.75% for the next $500 million and 0.70% for amounts over $750 million. Prior to May 1, 2006, the FI Large Cap Predecessor Fund paid an advisory fee to TAMIC at the annual rate of 0.75% for the first $250 million of such fund’s average daily net assets, 0.70% for the next $750 million and 0.65% for amounts over $750 million, as well as an administrative service fee to the The Travelers Insurance Company of 0.06% of the FI Large Cap Predecessor Fund’s average daily net assets.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

FI Value Leaders Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks of well-known and established companies. The Portfolio may invest in domestic and foreign issuers.

Investment Selection

FMR invests the Portfolio’s assets in securities of companies that it believes are undervalued in the marketplace in relation to factors such as a company’s assets, sales, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry. FMR considers traditional and other measures of value such as price/book (P/B) ratio, price/sales (P/S) ratio, price/earnings (P/E) ratio, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s projected future free cash flows. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; and companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

FI Value Leaders Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Value Leaders Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its subadviser from Westpeak Investment Advisors, L.P. to FMR and the Portfolio changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 19.53% for the fourth quarter of 1998, and the lowest quarterly return was –17.71% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	10.69%	2.07%	8.46%
Class B*	10.43%	1.82%	8.21%
Class D**	10.59%	1.97%	8.36%
Class E*	10.53%	1.92%	8.31%
Russell 1000 Value Index	7.05%	5.28%	10.94%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
**	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.10% 12b-1 fee of the Class D shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

FI Value Leaders Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.07%	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)	0.73%	0.98%	0.83%	0.88%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.69% for Class A shares, 0.94% for Class B shares, 0.79% for Class D shares and 0.84% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class D	$85	$265	$460	$1,025
Class E	$90	$281	$488	$1,084

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.     The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

FI Value Leaders Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio are made by FMR Co., Inc. (‘‘FMRC”), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005,

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Value Leaders Portfolio

FMR managed approximately $1.02 trillion in mutual fund assets. FMR and FMRC’s address is 82 Devonshire Street, Boston, MA 02109.

Brian Hogan is the Portfolio Manager of the Portfolio, which he has managed since February 2004. Since joining FMR in 1994, Mr. Hogan has worked as a research analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.66% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization U.S. companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 24, 2005, this included companies with capitalizations of approximately $1.8 billion and above.

Harris may invest up to 20% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio’s investment objective. Harris’ value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its “best ideas” to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 40 to 70 stocks rather than hundreds.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris’ view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches 90% of Harris’ view of its estimated true business value. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings, and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Large Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 17.21% for the second quarter of 2003, and the lowest quarterly return was –16.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	-1.38%	6.98%	5.11%
Class B*	-1.65%	6.73%	4.86%
Class E*	-1.54%	6.83%	4.96%
Russell 1000 Value Index	7.05%	5.28%	6.32%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Harris Oakmark Large Cap Value Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.78%	1.03%	0.93%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$80	$249	$433	$966
Class B	$105	$328	$569	$1,259
Class E	$95	$296	$515	$1,143

Harris Oakmark Large Cap Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Large Cap Value Portfolio

securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2005, Harris managed approximately $63.4 billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Michael J. Mangan, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. They have been responsible for its management since March 21, 2000 in the case of Mr. Nygren, since May 1, 2002 in the case of Mr. Mangan, and since May 1, 2005 in the case of Mr. Levy. Mr. Mangan is responsible for the day-to-day management of the Portfolio, including the management of cash flows, position weightings, new investment ideas and client service. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan, who joined Harris in 1997, has fifteen years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.72% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC (“Jennison”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”) and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities.

Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Jennison Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 13.65% for the second quarter of 2003, and the lowest quarterly return was –5.49% for the first quarter of 2005. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Life of the Portfolio (May 1, 2002)
Class A	13.88%	6.21%
Class B	13.54%	5.96%
Class E*	13.64%	6.06%
S&P 500 Index	4.91%	5.99%
Russell 1000 Growth Index**	5.26%	4.38%

*	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
**	In the future, the Portfolio’s performance will be compared to the Russell 1000 Growth Index instead of the S&P 500 Index. The Portfolio’s subadviser believes that the Russell 1000 Growth Index better reflects the universe of securities in which the Portfolio invests.

Jennison Growth Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses(1)	0.69%	0.94%	0.84%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.68% for Class A shares, 0.93% for Class B shares and 0.83% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$70	$221	$384	$859
Class B	$96	$300	$520	$1,155
Class E	$86	$268	$466	$1,037

Jennison Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller or medium capitalization stocks. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Jennison Growth Portfolio

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Jennison Growth Portfolio

Portfolio Management

As of December 31, 2005, Jennison had approximately $72 billion in assets under management for primarily institutional, mutual fund and managed account clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President of Jennison. He is also Jennison’s Director of Research for Growth Equity. He is a member of The New York Society of Security Analysts, Inc.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He is a member of The New York Society of Security Analysts, Inc.

Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the

Jennison Growth Portfolio

year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.64% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company (“Metropolitan Life”), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The S&P 500 Index includes stocks issued by some of the 500 largest companies as measured by aggregate market value, although stocks issued by companies that are not among the 500 largest companies are included in the S&P 500 Index for diversification purposes. As of February 28, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $0.27 billion to $369 billion; however, 95% of the companies in the index had market capitalizations above $2.9 billion. The median market capitalization of companies in the S&P 500 Index as of February 28, 2006 was $11.3 billion.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 21.28% for the fourth quarter of 1998, and the lowest quarterly return was –17.37% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	4.64%	0.24%	8.71%
Class B*	4.38%	-0.02%	8.45%
Class E*	4.49%	0.08%	8.55%
S&P 500 Index	4.91%	0.54%	9.07%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.04%		0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.29%		0.54%		0.44%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.28%		0.53%		0.43%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$29	$92	$162	$367
Class B	$54	$172	$301	$676
Class E	$44	$140	$245	$554

MetLife Stock Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Stock Index Portfolio

insurance company which sells insurance policies and annuity contracts. As of December 31, 2005, Metropolitan Life managed approximately $7.4 billion in assets for the Fund. Metropolitan Life is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate

MetLife Stock Index Portfolio

of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price’s classifications). You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 24, 2005, this included companies with capitalizations of approximately $1.8 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio’s objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities, excluding American Depositary Receipts (“ADRs”).

Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

T. Rowe Price Large Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 19.28% for the fourth quarter of 1999, and the lowest quarterly return was –15.22% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	6.59%	1.17%	5.03%
Class B*	6.33%	0.92%	4.80%
Class E*	6.44%	1.02%	4.90%
S&P 500 Index	4.91%	0.54%	2.82%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Large Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.12%	0.12%	0.12%

Total Annual Portfolio Operating Expenses(1)(2)	0.72%	0.97%	0.87%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio to 0.635% for the first $50 million of the Portfolio’s average daily net assets. In addition, effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. This voluntary waiver may be terminated by MetLife Advisers at any time. If these waivers were reflected in the table, the Management Fee for each Class would be 0.59%, and Total Annual Operating Expenses would be 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about these waivers.

(2)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.71% for Class A shares, 0.96% for Class B shares and 0.86% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$74	$230	$401	$894
Class B	$99	$309	$536	$1,190
Class E	$89	$278	$482	$1,073

T. Rowe Price Large Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio

risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same

T. Rowe Price Large Cap Growth Portfolio

general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2005, T. Rowe Price and its affiliates had assets under management of approximately $269.5 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price Large Cap Growth Portfolio

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Smith joined T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds for T. Rowe Price.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.635% for the first $50 million of the Portfolio’s average daily net assets. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. In addition, effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This voluntary waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about these fee waivers. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio’s assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Value Leaders Portfolio (together, the “Zenith Underlying Portfolios”). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio’s assets each fiscal quarter. The Portfolio will invest at least 80% of its assets in equity securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. Each Zenith Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks.

The Portfolio pays its share of each Zenith Underlying Portfolio’s expenses, as well as the Portfolio’s own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Zenith Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.

FI Value Leaders Portfolio: long-term growth of capital.

For further information about the Zenith Underlying Portfolios, including those Portfolios’ principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Zenith Underlying Portfolio.

Zenith Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Zenith Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership (“CGM”) ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below includes results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio’s inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

During the period shown above, the highest quarterly return was 28.53% for the fourth quarter of 1998, and the lowest quarterly return was –19.84% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	10.15%	0.95%	8.77%
Class B*	N/A	N/A	N/A
Class E*	N/A	N/A	N/A
S&P 500 Index	4.91%	0.54%	9.07%

*	No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2005.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. It includes the fees and expenses of the Zenith Underlying Portfolios that you will indirectly bear as an investor in the Portfolio. The table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Zenith Equity Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.01%	0.01%	0.01%

Total Annual Portfolio Operating Expenses	0.01%	0.26%	0.16%
Indirect Underlying Portfolio Expenses(1)	0.72%	0.72%	0.72%

Total Annual Portfolio Operating Expenses and Indirect Underlying Portfolio Expenses(1)	0.73%	0.98%	0.88%

(1)	As an investor in a Zenith Underlying Portfolio, the Portfolio will bear its pro-rata portion of the operating expenses of that Zenith Underlying Portfolio, including the management fee. The percentage shown above for Indirect Underlying Portfolio Expenses is the total operating expenses of the Zenith Underlying Portfolios borne by the Portfolio during the last fiscal year.

Investors may be able to realize lower aggregate expenses by investing directly in the Zenith Underlying Portfolios instead of the Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The amounts reflected in the Example include the costs of the Zenith Underlying Portfolios that you indirectly bear as an investor in the Portfolio.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2005, MetLife Advisers managed approximately $29 billion in assets. MetLife Advisers’ address is 501 Boylston Street, Boston, Massachusetts 02116.

Zenith Equity Portfolio

John F. Guthrie, Jr. is the portfolio manager of the Portfolio. He is Senior Vice President of MetLife Advisers and serves on MetLife Advisers’ Board of Managers. He is also Senior Vice President of the Fund and Vice President of Metropolitan Life. Mr. Guthrie joined the Investment Department of New England Life Insurance Company (an indirect subsidiary of MetLife, Inc.) in 1969 and has served in various positions since that time.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Zenith Underlying Portfolios.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio’s total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. BlackRock generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index), the S&P MidCap 400 Index or a similar index. As of June 24, 2005, the market capitalizations of companies in the Russell Midcap Index ranged from $1.8 billion to $13.7 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $3.6 billion. As of February 28, 2006, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.4 billion to $15.9 billion; however, 99% of the companies in the index had market capitalizations above 1.0 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of February 28, 2006 was $2.6 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio’s total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. BlackRock may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio may invest in foreign securities subject to the limitations set out under “More About Investment Strategies and Risks—Foreign Securities.”

Stock Selection

In selecting stocks, BlackRock takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. BlackRock looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

BlackRock Aggressive Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

BlackRock Aggressive Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 33.85% for the fourth quarter of 1999, and the lowest quarterly return was –25.40% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	10.70%	-0.88%	4.41%
Class B*	10.43%	-1.13%	4.15%
Class D**	10.60%	-0.78%	4.30%
Class E*	10.54%	-1.03%	4.25%
Russell Midcap Growth Index	12.10%	1.38%	9.27%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
**	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.10% 12b-1 fee of the Class D shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class D	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

BlackRock Aggressive Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class D	Class E
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.10%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.79%	1.04%	0.89%	0.94%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.77% for Class A shares, 1.02% for Class B shares, 0.87% for Class D shares and 0.92% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271
Class D	$91	$284	$493	$1,096
Class E	$96	$300	$520	$1,155

BlackRock Aggressive Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

BlackRock Aggressive Growth Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Aggressive Growth Portfolio

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

BlackRock Aggressive Growth Portfolio

that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Eileen M. Leary, CFA, Managing Director, Anne Truesdale, CFA, Vice President, and Neil Wagner, Managing Director. Mses. Leary and Truesdale joined BlackRock’s Small and Mid-Cap Growth Equity Team in 2005 following the merger between BlackRock and State Street Research, the Portfolio’s former subadviser. From 2002 until she joined BlackRock, Ms. Leary was a Portfolio Manager at State Street Research and was responsible for the day-to-day management of the Portfolio. She joined State Street Research in 1989 and has been an investment professional since 1993.

From 2002 until she joined BlackRock, Ms. Truesdale was a member of the mid-cap growth equity team at State Street Research, where she was an equity analyst focusing on mid-cap growth companies in the technology, media, gaming, financial and services sectors. Prior to 2002, she was part of State Street Research’s central research team.

Mr. Wagner, who co-heads BlackRock’s ten-person Small and Mid-Cap Growth Equity Team with Ms. Leary, joined BlackRock in April 2002 and became a Managing Director in January 2004. Mr. Wagner was a research analyst focusing on small and mid cap equities at Massachusetts Financial Services from 1998 to 2000 and was a portfolio manager there from 2000 to 2002. He was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Aggressive Growth Portfolio

managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days’ prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. As of February 28, 2006, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.4 billion to $15.9 billion; however, 99% of the companies in the index had market capitalizations above $1.0 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of February 28, 2006 was $2.6 billion. As of June 24, 2005, the market capitalization of companies in the Russell Midcap Index ranged from $1.8 billion to $13.7 billion. As of the same date, the median market capitalization of companies in the Russell Midcap Index was $3.6 billion. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

FI Mid Cap Opportunities Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2004, the Portfolio changed its subadviser from Janus Capital Management LLC (“Janus”) to FMR and also changed its principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 59.36% for the fourth quarter of 1999, and the lowest quarterly return was –30.95% for the first quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Five Years	Life of the Portfolio (March 1, 1997)
Class A	6.92%	-5.58%	8.32%
Class B*	6.66%	-5.83%	8.06%
Class E*	6.73%	-5.73%	8.16%
S&P MidCap 400 Index	12.55%	8.60%	13.73%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

FI Mid Cap Opportunities Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.68%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses (1)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses (1)	0.75%	1.00%	0.90%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.68% for Class A shares, 0.93% for Class B shares and 0.83% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

FI Mid Cap Opportunities Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.

Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio

Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR managed approximately $1.02 trillion in mutual fund assets. FMR and FMRC’s address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio, which he has managed since May 2004. Since joining FMR in 1995, Mr. Saperstone has worked as a research analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio’s average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.68% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. (“Harris”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a “non-diversified fund,” which means that it may hold at any one time securities of fewer issuers compared to a “diversified fund.” The Portfolio could own as few as 12 securities, but generally will have 25 to 30 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio’s total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2005, this capitalization range was $1.5 billion to $9.2 billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio’s total assets in fixed-income securities, including investment grade securities and high yield debt. The Portfolio may also invest in foreign securities.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company’s stock price converges with its true business value. By “true business value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that investing in equity securities priced significantly below what Harris considers to be the true business value presents the best opportunity to achieve the Portfolio’s investment objective.

Harris’ value strategy also emphasizes investing for the long term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

•	Free cash flows and intelligent investment of excess cash.

•	Earnings that are growing and reasonably predictable.

•	High level of manager ownership.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio

Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to Harris’ view of the company’s true business value. Once Harris determines that a stock is selling at a significant discount to Harris’ view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company’s stock price approaches Harris’ view of its estimated worth. This process allows Harris to set specific “buy” and “sell” targets for each stock held by the Portfolio. Harris also monitors the Portfolio’s holdings and, if warranted, adjusts a stock’s price target to reflect changes in a company’s characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock markets or fixed-income securities markets.

•	Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

•	The risks associated with a “non-diversified” fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

Harris Oakmark Focused Value Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management (“GSAM”), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.

During the period shown above, the highest quarterly return was 20.42% for the second quarter of 1999, and the lowest quarterly return was –19.83% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	9.98%	13.31%	11.40%
Class B*	9.71%	13.07%	11.18%
Class E*	9.81%	13.17%	11.28%
Russell Midcap Index	12.65%	8.45%	12.49%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Harris Oakmark Focused Value Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.77%	1.02%	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$79	$246	$428	$954
Class B	$104	$325	$563	$1,248
Class E	$94	$293	$509	$1,131

Harris Oakmark Focused Value Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification.    Investing in a limited number of stocks may increase the volatility of the Portfolio’s investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Harris Oakmark Focused Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Harris may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Harris cannot assure that these techniques will be effective.

Portfolio Management

Founded in 1976, Harris serves as investment adviser to individuals, trusts, retirement plans, endowments, mutual funds and foundations, and manages numerous private partnerships. As of December 31, 2005, Harris managed approximately $63.4 billion in assets. Harris’ address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Floyd J. Bellman, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. Mr. Bellman is responsible for the day-to-day management of the Portfolio, including the management of cash flows, position weightings, new investment ideas and client service. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research at Harris. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Harris Oakmark Focused Value Portfolio

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio’s average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index (“S&P MidCap 400 Index”). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of February 28, 2006, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $0.4 billion to $15.9 billion; however, 99% of the companies in the index had market capitalizations above $1.0 billion. The median market capitalization of companies in the S&P MidCap 400 Index as of February 28, 2006 was $2.6 billion. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the S&P MidCap 400 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the S&P MidCap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P MidCap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of mid cap stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

MetLife Mid Cap Stock Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower.

During the period shown above, the highest quarterly return was 17.80% for the fourth quarter of 2001, and the lowest quarterly return was –16.62% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (July 1, 2000)
Class A	12.27%	8.13%	8.67%
Class B*	12.02%	7.89%	8.44%
Class E*	12.15%	7.99%	8.54%
S&P MidCap 400 Index	12.55%	8.60%	8.88%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

MetLife Mid Cap Stock Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.09%		0.09%		0.09%

Total Annual Portfolio Operating Expenses	0.34%		0.59%		0.49%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.33%		0.58%		0.48%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$34	$108	$190	$430
Class B	$59	$188	$328	$737
Class E	$49	$156	$273	$615

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

MetLife Mid Cap Stock Index Portfolio

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2005, Metropolitan Life managed approximately $7.4 billion in assets for the Fund. Metropolitan Life is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate Director in the Investments Department of

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

MetLife Mid Cap Stock Index Portfolio

Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Neuberger Berman Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. (“Neuberger Berman”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of mid capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Midcap Index. As of June 24, 2005, this included companies with market capitalizations between approximately $1.8 billion and $13.7 billion. The Portfolio may invest in foreign securities.

Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

•	strong fundamentals, such as a company’s financial, operational and competitive positions

•	consistent cash flow

•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Portfolio generally considers selling a stock when it reaches Neuberger Berman’s target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.
•	The risks associated with foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Neuberger Berman Mid Cap Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 16.29% for the second quarter of 1999, and the lowest quarterly return was –14.16% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	12.27%	10.66%	14.86%
Class B*	11.93%	10.41%	14.61%
Class E*	12.08%	10.51%	14.71%
Russell Midcap Value Index	12.65%	12.21%	11.55%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Neuberger Berman Mid Cap Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses(1)	0.76%	1.01%	0.91%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.75% for Class A shares, 1.00% for Class B shares and 0.90% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$78	$243	$422	$942
Class B	$103	$322	$558	$1,236
Class E	$93	$290	$504	$1,120

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing.    To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

Neuberger Berman Mid Cap Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Neuberger Berman may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Mid Cap Value Portfolio

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of December 31, 2005 of about $148.9 billion. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

S. Basu Mullick has managed the Portfolio since June 2005. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. He has been a fund manager at Neuberger Berman since 1998.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio’s average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.67% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Strategic Value Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio’s total assets in small-cap stocks which in the opinion of BlackRock are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index (composed of value stocks in the Russell 2000 Index) or the S&P SmallCap 600 Index. As of June 24, 2005, the highest market capitalization of companies in the Russell 2000 Index was $1.8 billion. As of February 28, 2006, the highest capitalization of companies in the S&P SmallCap 600 Index was $4.2 billion. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if BlackRock continues to believe that those shares are an attractive investment. The Portfolio’s stock investments may include common and preferred stocks, convertible securities and warrants.

BlackRock may adjust the composition of the Portfolio’s holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio’s total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor’s or Moody’s C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities. The Portfolio may invest in foreign securities.

Stock Selection

In choosing among small company stocks, BlackRock takes a value approach, searching for those companies that appear, in the opinion of BlackRock, to be trading below their true worth. BlackRock uses research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Investment grade:    Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

BlackRock Strategic Value Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of value stocks or growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

BlackRock Strategic Value Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 22.00% for the second quarter of 2003, and the lowest quarterly return was –26.86% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (July 1, 2000)
Class A	4.15%	10.48%	13.72%
Class B*	3.91%	10.23%	13.50%
Class E*	3.96%	10.33%	13.60%
Russell 2000 Value Index	4.71%	13.55%	14.90%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Strategic Value Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.89%	1.14%	1.04%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.84% for Class A shares, 1.09% for Class B shares and 0.99% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$91	$284	$493	$1,096
Class B	$116	$362	$628	$1,386
Class E	$106	$331	$574	$1,271

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

BlackRock Strategic Value Portfolio

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Strategic Value Portfolio

may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Strategic Value Portfolio

could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Strategic Value Portfolio

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Wayne J. Archambo, CFA, Managing Director and Kate O’Connor, CFA, Managing Director.

Mr. Archambo heads BlackRock’s Small and Mid-Cap Value Equity Team, which consists of ten investment professionals. He is a member of BlackRock, Inc.’s Global Equity Operating Committee and Equity Investment Strategy Group. From 1995 until joining BlackRock in 2002, Mr. Archambo was a founding partner of Boston Partners Asset Management, L.P. (“BPAM”), where he was a manager of that firm’s small and mid cap value equity products.

Ms. O’Connor is a member of BlackRock’s Small and Mid-Cap Value Equity Team and is also responsible for coverage of the health care sector. From 2000 until joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC. From 1997 until 2000, she was a principal at BPAM.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.83% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. (“Franklin Templeton”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in the equity securities of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 24, 2005, the highest market capitalization value in the Russell 2000 Index was $1.8 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company’s market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio’s main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Franklin Templeton Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower.

During the period shown above, the highest quarterly return was 21.02% for the second quarter of 2003, and the lowest quarterly return was –25.59% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Life of the Portfolio (May 1, 2001)
Class A	4.65%	1.72%
Class B	4.39%	1.48%
Class E	4.47%	1.58%
Russell 2000 Growth Index	4.15%	3.54%

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Franklin Templeton Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)(2)	0.23%	0.23%	0.23%

Total Annual Portfolio Operating Expenses(1)(2)	1.13%	1.38%	1.28%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 1.11 % for Class A shares, 1.36% for Class B shares and 1.26 % for Class E shares.

(2)	In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each Class of the Portfolio to certain percentages. These subsidies were subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any Class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses more than three years after the end of the fiscal year in which such expenses were incurred. The Portfolio’s Total Annual Operating Expenses shown above include 0.03%, charged to each class of the Portfolio for such deferred expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$115	$359	$622	$1,375
Class B	$140	$437	$755	$1,657
Class E	$130	$406	$702	$1,545

Franklin Templeton Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings.    The Portfolio’s investments in initial public offerings (“IPOs”) can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio’s asset base is smaller, and thus will decline as the Portfolio’s assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing.    To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly

Franklin Templeton Small Cap Growth Portfolio

obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies in an emerging stage of development are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates managed over $464.8 billion in assets as of December 31, 2005. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

Michael McCarthy is the lead portfolio manager of the Portfolio. Zachary Perry, Brad Carris and Edward B. Jamieson are assistant portfolio managers of the Portfolio.

Michael McCarthy joined the Franklin organization in 1992 and has 12 years of experience in the investment management industry. He is currently senior vice president, director of equity research, and portfolio manager. He is responsible for all aspects of the equity research process, and has been a manager of the Portfolio since its inception. As lead portfolio manager for the Portfolio, Mr. McCarthy has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Zachary Perry is a vice president and a member of the Small Cap Portfolio Management team. He is the lead manager of the private small cap portfolios for Franklin Private Client Group and specializes in research analysis of precision instruments and electronics for Franklin Templeton. He joined Franklin Templeton Investments in 1996 as a management trainee. Mr. Perry has been an assistant portfolio manager for the Portfolio since March 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

Franklin Templeton Small Cap Growth Portfolio

Brad Carris is a research analyst with Franklin Templeton, and a member of its Small Cap Portfolio Management team. He specializes in research analysis of the specialty finance and bank industries. His prior research experience includes analysis of European communications service providers. Mr. Carris has been an assistant portfolio manager for the Portfolio since March 2004, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2001 after earning an M.B.A. from Columbia Business School. Prior to his employment with Franklin Templeton, Mr. Carris was a commissioned officer in the United States Navy and a manager for Accenture Ltd.’s Communications and High Tech Industry Group.

Edward B. Jamieson, executive vice president, chief investment officer of the Franklin Equity Group, manages mutual funds and separate account portfolios. Mr. Jamieson is the team leader of the Franklin Institutional Small-Mid Cap Growth Equity team and a member of the Franklin Institutional Small Cap Growth Equity team. As an assistant portfolio manager for the Portfolio, he provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Jamieson has been a manager of the Portfolio since its inception. He joined Franklin Templeton in 1987.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio’s assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of June 24, 2005, the highest market capitalization of the Russell 2000 Index was $1.8 billion. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio’s assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks.    Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks.    When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

Loomis Sayles Small Cap Portfolio

•	Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Loomis Sayles Small Cap Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 29.19% for the fourth quarter of 1999, and the lowest quarterly return was –20.48% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	6.93%	3.97%	10.45%
Class B*	6.68%	3.72%	10.20%
Class E*	6.77%	3.82%	10.30%
Russell 2000 Index	4.55%	8.22%	9.26%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Loomis Sayles Small Cap Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.90%		0.90%		0.90%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses(1)	0.08%		0.08%		0.08%

Total Annual Portfolio Operating Expenses(1)	0.98%		1.23%		1.13%
Fee Waiver(2)	(0.05%	)	(0.05%	)	(0.05%	)

Net Operating Expenses(1)(2)	0.93%		1.18%		1.08%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.95% for Class A shares, 1.20% for Class B shares and 1.10% for Class E shares and the Portfolio’s Net Operating Expenses would have been 0.90% for Class A shares, 1.15% for Class B shares and 1.05% for Class E shares.
(2)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$95	$307	$537	$1,197
Class B	$120	$385	$671	$1,484
Class E	$110	$354	$617	$1,370

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Loomis Sayles Small Cap Portfolio

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Real Estate Investment Trusts (REITs).    One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities.    The Portfolio may invest in Rule 144A securities. Since trading in these securities is limited to certain qualified institutional buyers, such securities may be illiquid, that is difficult to sell at a desired time and price, due to a limited market. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund’s directors, that it is liquid.

Mutual Funds and Exchange Traded Funds.    The Portfolio may invest in mutual funds and exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a

Portfolio’s investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s or ETF’s fees and expenses.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.     The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) for other reasons, for example to maintain exposure to the broad equity markets.

If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of December 31, 2005, Loomis Sayles managed approximately $74.5 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Loomis Sayles Small Cap Portfolio

John J. Slavik, Mark F. Burns and Joseph R. Gatz are the day-to-day portfolio managers of the Portfolio and make the final investment decisions for the Portfolio. Mr. Slavik and Mr. Burns manage the small cap growth portion of the Portfolio. Mr. Gatz manages the small cap value portion of the Portfolio with Daniel G. Thelen. Mr. Slavik, Mr. Burns and Mr. Gatz also make decisions with respect to the allocation of the Portfolio between small cap growth and small cap value stocks.

Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005 and has been a co-manager of the Portfolio since May 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. From 1996 until 2000, he was a Vice President, equity research, and a member of the portfolio management team at Harbor Capital Management. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst and has co-managed the Portfolio since January 2005. Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999 and has co-managed the Portfolio since January 2000. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000 and has been with Loomis Sayles since 1996.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.85% for the first $500 million of the Portfolio’s average daily net assets and 0.80% for amounts over $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.87% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 24, 2005, the highest market capitalization of companies in the Russell 2000 Index was $1.8 billion. As of the same date, the average market capitalization of companies in the Russell 2000 Index was approximately $0.67 billion. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the Russell 2000 Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Russell 2000 Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in the U.S. stock market.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Russell 2000 Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower.

During the period shown above, the highest quarterly return was 23.01% for the second quarter of 2003, and the lowest quarterly return was –21.44% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	4.50%	7.59%	8.51%
Class B*	4.30%	7.35%	8.29%
Class E*	4.42%	7.45%	8.39%
Russell 2000 Index	4.55%	8.22%	8.91%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Russell 2000 Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.11%		0.11%		0.11%

Total Annual Portfolio Operating Expenses	0.36%		0.61%		0.51%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.35%		0.60%		0.50%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$36	$115	$201	$455
Class B	$61	$194	$339	$761
Class E	$51	$163	$284	$640

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Russell 2000 Index Portfolio

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2005, Metropolitan Life managed approximately $7.4 billion in assets for the Fund. Metropolitan Life is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Russell 2000 Index Portfolio

responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.243%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in a diversified group of small capitalization companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of February 28, 2006, this included companies with market capitalizations of approximately $5.0 billion and below. A company will continue to be considered a small capitalization company even if, through market appreciation, the company’s market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a “top down” manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing—research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

T. Rowe Price Small Cap Growth Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 26.55% for the fourth quarter of 1999, and the lowest quarterly return was –24.72% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (March 1, 1997)
Class A	11.01%	2.99%	5.88%
Class B*	10.71%	2.74%	5.64%
Class E*	10.82%	2.84%	5.74%
Russell 2000 Growth Index	4.15%	2.28%	4.50%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio.    This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

T. Rowe Price Small Cap Growth Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(1)	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.09%	0.09%	0.09%

Total Annual Portfolio Operating Expenses(1)	0.60%	0.85%	0.75%

(1)	Effective February 17, 2005, MetLife Advisers voluntarily agreed to waive a portion of the Management Fee for each Class of the Portfolio in certain circumstances. If this waiver was reflected in the table, the Management Fee for each Class would be 0.50%, and Total Annual Operating Expenses would be 0.59% for Class A shares, 0.84% for Class B shares and 0.74% for Class E shares. This waiver may be terminated by MetLife Advisers at any time. See the Portfolio’s “Portfolio Management” section of this Prospectus for more information about this Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$193	$336	$752
Class B	$87	$272	$472	$1,051
Class E	$77	$240	$418	$933

T. Rowe Price Small Cap Growth Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization.    The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio’s investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to

T. Rowe Price Small Cap Growth Portfolio

events unrelated to the value of the security in the issuer’s home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stock that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and thus involve both credit risk (the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay) and market risk (the risk that the value of the security will fall because of changes in market rates of interest or other factors), which includes interest rate risk. (Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.) Certain fixed-income securities are also subject to pre-payment risk (the risk that an

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio

issuer will repay the principal or repurchase the security before it matures). The price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Hybrid Instruments.    These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio’s investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to managing the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2005, T. Rowe Price and its affiliates had assets under management of approximately $269.5 billion. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day

T. Rowe Price Small Cap Growth Portfolio

responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio’s inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds for T. Rowe Price.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. Effective February 17, 2005, MetLife Advisers has voluntarily agreed to waive its investment advisory fee by the amount waived by the Portfolio’s subadviser pursuant to a voluntary subadvisory fee waiver. This waiver is dependent on the satisfaction of certain conditions and may be terminated by MetLife Advisers at any time. The SAI provides more information about this fee waiver. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.51% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

FI International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company (“FMR”), subadviser to the Portfolio, normally invests the Portfolio’s assets primarily in non-U.S. securities. The Portfolio normally invests at least 80% of the Portfolio’s assets in stocks. You will receive 60 days’ prior notice if this 80% minimum is going to change. FMR normally invests the Portfolio’s assets primarily in common stocks.

Stock Selection

FMR normally diversifies the Portfolio’s investments across different countries and regions. In allocating the Portfolio’s investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If FMR’s strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Stocks include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

FI International Stock Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC (“Putnam”) as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. (“Santander”) as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of FMR, Putnam and Santander.

During the period shown above, the highest quarterly return was 17.74% for the first quarter of 1998, and the lowest quarterly return was –20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	18.00%	3.19%	3.71%
Class B*	17.59%	2.94%	3.48%
Class E*	17.80%	3.04%	3.58%
MSCI EAFE Index	13.54%	4.55%	5.84%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

FI International Stock Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.20%	0.20%	0.20%

Total Annual Portfolio Operating Expenses(1)	1.06%	1.31%	1.21%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 1.01% for Class A shares, 1.26% for Class B shares and 1.16% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$108	$337	$585	$1,294
Class B	$133	$415	$718	$1,579
Class E	$123	$384	$665	$1,466

FI International Stock Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

FI International Stock Portfolio

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (“FMRC”), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR managed approximately $1.02 trillion in mutual fund assets. FMR and FMRC’s address is 82 Devonshire Street, Boston MA 02109.

Penny Dobkin is the Portfolio Manager of the Portfolio, which she has managed since December 2003. Since joining FMR in 1980, Ms. Dobkin has worked as a research analyst and manager.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.86% of the Portfolio’s average daily net assets.

FI International Stock Portfolio

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of common stocks, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1,000 securities of companies of varying capitalizations in developed countries outside the United States. As of December 31, 2005, the market capitalizations of companies in the MSCI EAFE Index ranged from $0.24 billion to $222 billion. As of the same date, the median market capitalization of companies in the MSCI EAFE Index was $3.3 billion. As of December 31, 2005, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company (“Metropolitan Life”), the subadviser to the Portfolio, invests the Portfolio’s assets in a statistically selected sample of the approximately 1,000 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in stocks included in the MSCI EAFE Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Morgan Stanley EAFE Index Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in foreign stock markets.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower.

During the period shown above, the highest quarterly return was 18.93% for the second quarter of 2003, and the lowest quarterly return was –19.79% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	13.24%	4.00%	4.86%
Class B*	12.93%	3.75%	4.63%
Class E*	13.04%	3.85%	4.73%
MSCI EAFE Index	13.54%	4.55%	5.34%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Morgan Stanley EAFE Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.30%		0.30%		0.30%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.22%		0.22%		0.22%

Total Annual Portfolio Operating Expenses	0.52%		0.77%		0.67%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.51%		0.76%		0.66%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$52	$166	$290	$652
Class B	$78	$245	$427	$953
Class E	$67	$213	$372	$834

Morgan Stanley EAFE Index Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Morgan Stanley EAFE Index Portfolio

conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2005, Metropolitan Life managed approximately $7.4 billion in assets for the Fund. Metropolitan Life is located at 200 Park Avenue, New York, New York 10166.

Stacey Lituchy is the senior portfolio manager of the Portfolio. Urmil Shah, Norman Hu, and Mirsad Usejnoski are the assistant portfolio managers of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Mr. Shah is an assistant portfolio manager and the portfolio administration manager for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He is responsible for assisting in all aspects of portfolio management for the Portfolio and has oversight responsibilities for the portfolio administrative staff, daily operations, data integrity and portfolio systems administration. Prior to joining Metropolitan Life in 2001, he was a portfolio management assistant on equity index funds for the Bank of New York.

Morgan Stanley EAFE Index Portfolio

Mr. Hu is an assistant portfolio manager and trader for the Portfolio and an Associate Director in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including portfolio analysis and daily operations. Prior to joining Metropolitan Life in 2003, Mr. Hu was an equity trader at Keefe, Bruyette & Woods and at Lehman Brothers.

Mr. Usejnoski is an assistant portfolio manager and trader for the Portfolio and an Associate in the Investments Department of Metropolitan Life. He also assists in all other aspects of portfolio management, including performance attribution, portfolio analysis and daily operations. Prior to joining Metropolitan Life’s index fund group in 2004, Mr. Usejnoski was a manager of financial reporting and analysis in the Finance Department of Metropolitan Life. Prior to joining Metropolitan Life in 2003, he was an equity investment analyst with the Bethlehem Steel Pension Trust and a budgeting manager with Chubb Corp.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.293%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.30% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Oppenheimer Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-cap growth-oriented companies worldwide.

•	Companies that stand to benefit from global growth trends.

•	Businesses with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various

Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Oppenheimer Global Equity Portfolio

business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign stock markets.

•	Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

•	The Portfolio focuses its investments in mid- and large-capitalization companies, but it may also invest in stocks of small capitalization companies. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

Oppenheimer Global Equity Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2005, the Portfolio changed its subadviser from Deutsche Investment Management Americas Inc. to Oppenheimer, and the Portfolio also changed its investment objective and principal investment strategies. Performance information set forth below includes results prior to these changes.

During the period shown above, the highest quarterly return was 16.04% for the fourth quarter of 1999, and the lowest quarterly return was –16.60% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (March 1, 1997)
Class A	16.22%	4.46%	7.84%
Class B*	15.98%	4.21%	7.59%
Class E*	16.11%	4.31%	7.69%
MSCI World Index (net dividends)	9.49%	2.18%	6.19%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Oppenheimer Global Equity Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.33%	0.33%	0.33%

Total Annual Portfolio Operating Expenses	0.93%	1.18%	1.08%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$95	$296	$515	$1,143
Class B	$120	$375	$649	$1,432
Class E	$110	$343	$595	$1,317

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Oppenheimer Global Equity Portfolio

Investment Style Risk.    The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization Risk.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. In such cases, the Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what the Portfolio believes they are worth. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Industry Focus.    At times, the Portfolio may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that the Portfolio has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. The Portfolio does not concentrate 25% or more of its total assets in investments in any one industry.

Investing in Special Situations.    Periodically, the Portfolio might use aggressive investment techniques. These might include seeking to benefit from what Oppenheimer perceives to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer’s securities. The Portfolio’s investment might not produce the expected gains or could incur a loss.

Oppenheimer Global Equity Portfolio

Cyclical Opportunities.    The Portfolio may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if Oppenheimer believes they have growth potential. The Portfolio might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Portfolio’s share prices.

Foreign Securities

The Portfolio expects to have substantial investments in foreign securities. For purposes of the Portfolio’s investment allocations, foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are considered to be foreign securities for the purpose of the Portfolio’s investment allocations. They are subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or

Oppenheimer Global Equity Portfolio

similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Oppenheimer may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Oppenheimer cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Oppenheimer Global Equity Portfolio

the Portfolio’s net assets would be invested in securities considered to be illiquid by Oppenheimer.

Portfolio Management

Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed approximately $200 billion in assets as of December 31, 2005. Oppenheimer is located at Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008.

Rajeev Bhaman is principally responsible for the day-to-day management of the Portfolio. Mr. Bhaman has been a Vice President of Oppenheimer since 1996 and is a portfolio manager of various Oppenheimer funds. He is also a Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio’s average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.60% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005. A discussion regarding the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio is available in the Fund’s semi-annual report to shareholders for the fiscal half-year ended June 30, 2005.

BlackRock Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, under normal circumstances, invests the Portfolio’s assets in equity securities and fixed-income securities. The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each type of security.

The Portfolio’s investments in equity securities will be in stocks and convertible securities that BlackRock believes have attractive long-term risk adjusted return potential.

The Portfolio’s fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The fixed income portion of the Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the fixed income portion of the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

The Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this Prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

BlackRock Diversified Portfolio

issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. Combined with the above limits on foreign securities, the Portfolio may invest up to 35% of its assets in American Depositary Receipts (“ADRs”).

Investment Selection

Equity Securities.    With respect to the Portfolio’s investments in equity securities, BlackRock uses the S&P 500 Index as a benchmark, and uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multi-factor model, BlackRock then identifies stocks with rising earnings expectations that are selling at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, BlackRock then selects stocks, together with appropriate position weightings, that it believes will maximize the Portfolio’s equity portion’s return per unit of risk. With respect to the equity portion, the Portfolio seeks to maintain the market capitalization, sector allocations and style characteristics of such portion similar to those of the S&P 500 Index. Seeking to maintain the optimal risk/return trade-off, BlackRock rebalances the holdings in such portion regularly. BlackRock assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is a candidate for sale when it no longer offers an appropriate return-to-risk trade-off. With respect to its equity portion, in order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio may invest in depositary receipts that seek to replicate the price performance and dividend yield of the S&P 500 Index.

Fixed-income Securities.    In selecting fixed-income securities, BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

BlackRock monitors and adjusts the investments of the Portfolio’s fixed-income portion to try to maintain a duration generally within

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Diversified Portfolio

1½ years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2005, the duration of this index was 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. stock or U.S. or foreign fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Potentially rapid price changes (volatility) of equity securities.

•	Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

•	Poor performance of equity securities relative to fixed-income securities when BlackRock emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when BlackRock invests relatively more of the Portfolio’s assets in fixed-income securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

BlackRock Diversified Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On January 31, 2005, BlackRock succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio. The performance information set forth below reflects the management of both State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 11.68% for the second quarter of 1997, and the lowest quarterly return was –9.50% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	3.05%	1.69%	7.03%
Class B*	2.82%	1.44%	6.79%
Class E*	2.95%	1.54%	6.89%
S&P 500 Index	4.91%	0.54%	9.07%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

BlackRock Diversified Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(1)	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses(1)	0.50%	0.75%	0.65%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.49% for Class A shares, 0.74% for Class B shares and 0.64% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$51	$160	$280	$628
Class B	$77	$240	$417	$930
Class E	$66	$208	$362	$810

BlackRock Diversified Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Diversified Portfolio

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Diversified Portfolio

investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants.    The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

BlackRock Diversified Portfolio

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment

BlackRock Diversified Portfolio

patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio are Keith Anderson and Scott Amero. Messrs. Anderson and Amero lead BlackRock’s Fixed Income Team. The Fixed Income Team consists of 54 portfolio managers, including eight lead sector specialists in the major fixed-income sectors, as well as 30 credit research analysts and over 311 quantitative research analysts. The Fixed Income Team uses an approach that leverages the individual expertise of the team members. As part of the portfolio management process for the fixed income portion of the Portfolio, the Fixed Income Team utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Anderson, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, since 1988. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

BlackRock Diversified Portfolio

Mr. Amero, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc. since 1990. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio are David E. Byrket, CFA, and Frederick W. Herrmann, CFA. Messrs. Byrket and Herrmann, both Managing Directors, lead BlackRock’s Active Quantitative Equity Team, which consists of six investment professionals and utilizes a sophisticated computer model to evaluate and select securities for purchase based on a number of criteria. This quantitative security selection program operates in conjunction with BlackRock’s risk management analytics program. Messrs. Byrket and Herrmann, Managing Directors of BlackRock, joined BlackRock in 2003. Messrs. Byrket and Herrmann were at Weiss, Peck and Greer, LLC, managing that firm’s quantitative equity portfolios from 1996 to 2003, including as Managing Directors from 2001 to 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.44% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

The Portfolio invests in a combination of equity and fixed income securities.

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio’s net assets in common stocks and related securities (referred to as “equity securities”) such as preferred stocks, and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS’ interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more).

The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. Government Securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 10% of its net assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Investment Selection

Equity Securities.    The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer’s industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales, price-to-cash-flow, and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS’ assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-back securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio

Fixed-income Securities.    In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign equity or fixed-income markets.

•	Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk may be higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•	Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio’s assets in fixed-income securities.

•	Potentially rapid price changes (volatility) of equity securities.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Total Return Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of three relevant broad-based securities market indexes. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to Total Return. The performance information set forth below relates to the last ten full calendar years and, therefore, reflects the management of both Back Bay Advisors and MFS.

During the period shown above, the highest quarterly return was 14.88% for the fourth quarter of 1998, and the lowest quarterly return was –8.53% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	3.12%	4.09%	8.50%
Class B*	2.85%	3.84%	8.25%
Class E*	2.95%	3.94%	8.35%
Class F**	2.92%	3.89%	8.30%
S&P 500 Index	4.91%	0.54%	9.07%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.
**	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.20% 12b-1 fee of the Class F shares.

MFS Total Return Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E	Class F
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E	Class F
Management Fees(2)	0.57%	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%	0.20%
Other Expenses(1)	0.16%	0.16%	0.16%	0.16%

Total Annual Portfolio Operating Expenses(1)(2)	0.73%	0.98%	0.88%	0.93%

(1)	The Portfolio placed certain portfolio trades with brokers who paid a portion of the Portfolio’s expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio’s Total Annual Operating Expenses would have been 0.72% for Class A shares, 0.97% for Class B shares, 0.87% for Class E shares and 0.92% for Class F shares.
(2)	Restated as if the current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$75	$233	$406	$906
Class B	$100	$312	$542	$1,201
Class E	$90	$281	$488	$1,084
Class F	$95	$296	$515	$1,143

MFS Total Return Portfolio

More About Investment Strategies and Risks

Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk.    The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser’s view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization.    The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

MFS Total Return Portfolio

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. MFS may use certain techniques, such as forward contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

MFS Total Return Portfolio

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Over-the-Counter (“OTC”) Transactions.    The Portfolio may engage in over-the-counter transactions, which involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in buying and selling these stocks at prevailing market prices.

Portfolio Management

As of December 31, 2005, MFS managed approximately $162.5 billion in assets worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers, headed by Brooks A. Taylor, an MFS Senior Vice President. The team is comprised of Michael W. Roberge, an MFS Executive Vice President; Kenneth J. Enright, Steven R. Gorham and Richard O. Hawkins, each an MFS Senior Vice President; and Alan T. Langsner, Nevin P. Chitkara and William P. Douglas, each an MFS Vice President.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the MFS investment management area since 1996. Mr. Gorham and Mr. Chitkara are responsible for the Large Cap Value Equities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the MFS investment management area since 1992. Mr. Chitkara has been employed in the MFS investment management area since 1997. Mr. Enright and Mr. Langsner are responsible for the Multi-Cap Value Equities portion of the Portfolio. Mr. Enright has been employed in the MFS investment management area since 1986; Mr. Langsner, since 1999. Mr. Roberge and Mr. Hawkins are responsible for the Debt Securities portion of the Portfolio. Mr. Roberge has been employed in the MFS investment management area since 1996; Mr. Hawkins, since 1988. Mr. Douglas is responsible for the Mortgage Backed Debt Securities portion of the Portfolio. Mr. Douglas has been employed in the MFS investment management area since 2004, prior to which he was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP for ten years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective May 1, 2006, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.60% for the first

MFS Total Return Portfolio

$250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million. Prior to May 1, 2006, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio’s average daily net assets. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in fixed-income securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency (“U.S. Government Securities”), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

The Portfolio may invest up to 20% of its total assets in high yield securities and up to 20% of its total assets in foreign securities (including up to 10% in emerging markets), provided that the Portfolio may not invest more than 30% of its total assets in high yield securities and foreign securities (including emerging markets) combined.

In addition to bonds, the Portfolio’s high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as “junk bonds”). High yield securities are typically riskier than investment grade securities.

BlackRock Bond Income Portfolio

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio’s duration.

The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

Investment Selection

BlackRock establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. BlackRock also allocates the Portfolio’s investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock also decides how the Portfolio’s portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

BlackRock monitors and adjusts the Portfolio’s investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2005, the duration of this index was 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

BlackRock Bond Income Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“BackBay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 4.14% for the second quarter of 1997, and the lowest quarterly return was –2.69% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	2.41%	5.97%	6.17%
Class B*	2.15%	5.71%	5.92%
Class E*	2.25%	5.81%	6.02%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

BlackRock Bond Income Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.47%	0.72%	0.62%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$48	$151	$263	$591
Class B	$74	$230	$401	$894
Class E	$63	$199	$346	$774

BlackRock Bond Income Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

BlackRock Bond Income Portfolio

securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. BlackRock may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although BlackRock does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio’s foreign currency exposure. However, BlackRock cannot assure that these techniques will be effective.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Other Risks

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

BlackRock Bond Income Portfolio

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities.    The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities.    The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Mutual Funds.    The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio’s investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund’s fees and expenses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Collateralized Mortgage Obligations (CMOs).    The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is

BlackRock Bond Income Portfolio

purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants.    The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant’s price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities.    The Portfolio may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price (“out of the money”). When the price of the underlying equity security is greater than the conversion price (“in the money”), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities.    The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio’s objective and strategies.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed

BlackRock Bond Income Portfolio

security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolio are Keith Anderson and Scott Amero. Messrs. Anderson and Amero lead BlackRock’s Fixed Income Team. The Fixed Income Team consists of 54 portfolio managers, including eight lead sector specialists in the major fixed-income sectors, as well as 30 credit research analysts and over 311 quantitative research analysts. The Fixed Income Team uses an approach that leverages the individual expertise of the team members. As part of the portfolio management process, the Fixed Income Team utilizes BlackRock’s risk management analytics to regularly evaluate the composition of the Portfolio.

Mr. Anderson, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, since 1988. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

BlackRock Bond Income Portfolio

Mr. Amero, a Managing Director, has been a Managing Director of BlackRock Financial Management, Inc. since 1990. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.40% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the “Index”) is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio’s net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company (“Metropolitan Life”), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in exchange traded funds and futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio

deducted, through examination of the “correlation coefficient.” A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Lehman Brothers Aggregate Bond Index Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

During the period shown above, the highest quarterly return was 4.76% for the third quarter of 2002, and the lowest quarterly return was –2.46% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Life of the Portfolio (November 1, 1998)
Class A	2.06%	5.45%	5.37%
Class B*	1.85%	5.20%	5.12%
Class E*	2.00%	5.30%	5.22%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.86%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A

Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Lehman Brothers Aggregate Bond Index Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.06%		0.06%		0.06%

Total Annual Portfolio Operating Expenses	0.31%		0.56%		0.46%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.30%		0.55%		0.45%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$31	$99	$173	$392
Class B	$56	$178	$312	$700
Class E	$46	$147	$257	$578

Lehman Brothers Aggregate Bond Index Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Index Investing.    Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio’s return being lower than the return of the index.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio

a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes in unexpected ways compared to the price of the index, the Portfolio could lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Exchange Traded Funds.    The Portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio’s investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF’s fees and expenses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund’s principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2005, Metropolitan Life managed approximately $7.4 billion in assets for the Fund. Metropolitan Life is located at 200 Park Avenue, New York, New York 10166.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Lehman Brothers Aggregate Bond Index Portfolio

Stacey Lituchy is the senior portfolio manager of the Portfolio. Tresa Lau is the assistant portfolio manager of the Portfolio.

Ms. Lituchy oversees the management of the Portfolio and is a Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life in 2002, she managed the pension plan of the Bristol-Myers-Squibb Company.

Ms. Lau is responsible for portfolio management, performance attribution, portfolio analysis and daily operations and is an Associate Director in the Investments Department of Metropolitan Life. Prior to joining Metropolitan Life’s index fund group in 2002, she was a cash manager in the Treasurer’s Department of MetLife, Inc.

The SAI provides additional information about portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio’s average daily net assets. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.244%. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.25% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement and Subadvisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Western Asset Management High Yield Bond Portfolio

Investment Objective

The investment objective of the Portfolio is high current income.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, normally invests at least 80% of the Portfolio’s assets in below investment-grade bonds and debt securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. There is no minimum acceptable rating for the Portfolio’s investments, and the Portfolio may purchase or hold securities rated in the lowest rating category, including securities in default. The Portfolio may also invest in unrated securities that offer comparable yield and risks as securities that are rated, as well as in non-investment quality zero coupon and pay-in-kind (“PIK”) securities. The Portfolio may also invest in many different industries. The Portfolio may also invest in foreign securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The Portfolio normally maintains average portfolio duration of between 3 and 7 years. The Portfolio may invest, however, in individual securities of any duration.

Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. These risks are increased for below investment-grade bonds and debt securities.

Below investment-grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Below investment-grade bonds and debt securities are those rated BB+ or lower by Standard & Poor’s Ratings Group or Ba1 or lower by Moody’s Investors Service, Inc., or unrated, but of comparable quality.

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Western Asset Management High Yield Bond Portfolio

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Western Asset Management High Yield Bond Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. The performance information set forth below relates to the Portfolio’s predecessor fund, the High Yield Bond Trust (the “High Yield Bond Predecessor Fund”). The Portfolio succeeded to the operations of the High Yield Bond Predecessor Fund on May 1, 2006, and MetLife Advisers became adviser to the Portfolio on such date as part of such succession. Travelers Asset Management International Company LLC (“TAMIC”) was the investment adviser to the High Yield Bond Predecessor Fund.

During the period shown above, the highest quarterly return was 9.64% for the second quarter of 2003, and the lowest quarterly return was –4.27% for the third quarter of 2001. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	1.31%	10.27%	9.50%
Class B*	1.06%	10.02%	9.25%
Class E**	1.16%	10.12%	9.35%
Credit Suisse First Boston High Yield Index	2.26%	9.83%	7.14%

*	Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Western Asset Management High Yield Bond Portfolio

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees(2)	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses(2)	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses(1)(2)	0.61%	0.86%	0.76%

(1)	MetLife Advisers has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit total operating expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 1.25% for Class A shares, 1.50% for Class B shares and 1.40% for Class E shares.
(2)	Restated as if the current fees had been in effect during the previous fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

Western Asset Management High Yield Bond Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

High Yield Securities

High yield securities, or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Western Asset Management High Yield Bond Portfolio

countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Western Asset may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Western Asset cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

High Yield, High Risk Foreign Securities

The Portfolio may invest in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Western Asset Management High Yield Bond Portfolio

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Zero (or Step) Coupons.    The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Payment-in-Kind (PIK) Securities.    The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately $61 billion as of December 31, 2005. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

Western Asset Management High Yield Bond Portfolio

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds, manages the Portfolio.

Messrs. Leech and Walsh have each served as Portfolio Managers for Western Asset for over 10 years. Prior to joining Western Asset as a Portfolio Manager and Head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and Head of Products at Credit Suisse Asset Management from 2003. Mr. Buchanan served as an Executive Vice President and Portfolio Manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and Head of High Yield Trading at BlackRock Financial Management from 1998 to 2003. Messrs. Edmonds and Settel are currently employed as Portfolio Managers and have been employed as Research Analysts for Western Asset or an affiliate for the past five years.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Buchanan, Settel and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio mangers’ ownership of securities in the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.54% for the first $50 million of the Portfolio’s average daily net assets and 0.43% for amounts over $50 million. Prior to May 1, 2006, the High Yield Bond Predecessor Fund paid an advisory fee to TAMIC at the annual rate of 0.50% for the first $50 million of such fund’s average daily net assets, 0.40% for the next $100 million, 0.30% for the next $100 million and 0.25% for amounts over $250 million, as well as an administrative service fee to The Travelers Insurance Company of 0.06% of the High Yield Bond Predecessor Fund’s average daily net assets.

Western Asset Management Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities, including obligations of the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), and foreign investment grade corporate debt, (2) U.S. and foreign high yield debt and (3) foreign government securities. You will receive 60 days’ prior notice if this 80% minimum is going to change.

Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although Western Asset does not anticipate investing in excess of 75% of the Portfolio’s assets in domestic and emerging market debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of Western Asset, the yield available from such securities outweighs their additional risks.

The Portfolio may invest up to 100% of its assets in foreign securities, including Brady Bonds.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as ‘‘investment grade.”

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as “junk bonds”). High yield debt is typically riskier than investment grade securities.

Western Asset Management Strategic Bond Opportunities Portfolio

The duration of the Portfolio will generally be approximately 3 to 7 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

•	Poor performance of the classes of fixed-income securities held by the Portfolio.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Western Asset Management Strategic Bond Opportunities Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of SBAM, but not of Western Asset.

During the period shown above, the highest quarterly return was 5.45% for the third quarter of 1996, and the lowest quarterly return was –2.44% for the third quarter of 1998. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	2.83%	7.65%	7.38%
Class B*	2.56%	7.40%	7.13%
Class E*	2.67%	7.50%	7.23%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Western Asset Management Strategic Bond Opportunities Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.10%	0.10%	0.10%

Total Annual Portfolio Operating Expenses	0.75%	1.00%	0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$77	$240	$417	$930
Class B	$102	$318	$552	$1,225
Class E	$92	$287	$498	$1,108

Western Asset Management Strategic Bond Opportunities Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Western Asset Management Strategic Bond Opportunities Portfolio

country. Western Asset may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Western Asset cannot assure that these techniques will be effective.

Emerging Markets.    The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Brady Bonds.    Brady Bonds are securities created through the exchange of existing commercial bank loans to public or private entities, typically in certain emerging markets, for new obligations in connection with a debt restructuring. Brady Bonds may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on its Brady Bond holdings. Brady Bonds may be collateralized or uncollateralized. U.S. dollar denominated collateralized Brady Bonds are generally collateralized in full as to principal by U.S. treasury zero coupon bonds. In light of the risks associated with Brady Bonds, including, among other factors, the history of default with respect to countries issuing Brady Bonds and the lack of collateral with respect to certain types of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Western Asset Management Strategic Bond Opportunities Portfolio

High Yield Securities

High yield securities or “junk bonds,” have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer’s securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

High Yield, High Risk Foreign Securities

Western Asset may invest up to 100% of the Portfolio’s total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”), any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset Limited were approximately $61 billion as of December 31, 2005. The address of Western Asset Limited is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders’ equity.

Western Asset Management Strategic Bond Opportunities Portfolio

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom, manages the Portfolio.

Messrs. Leech, Walsh, Moody and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006. Prior to that, Mr. Lindbloom was a Managing Director of SBAM and a Senior Portfolio Manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies from 1986.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Effective November 4, 2005, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million. Prior to November 4, 2005, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.65% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement, and the prior Subadvisory Agreement with SBAM, for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Western Asset Management U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is to maximize total return consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Western Asset Management Company (“Western Asset”), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities (“U.S. Government Securities”), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations (“CMOs”) that relate to U.S. Government Securities. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation. Assets are allocated among various classes of securities, including U.S. Treasury Securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio may invest include GNMA and FNMA mortgage-backed securities, as well as privately issued mortgage-backed securities, including CMOs.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

The duration of the Portfolio will normally be between 2 and 5 years.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

Investment grade: Moody’s and Standard & Poor’s are rating agencies that assign a “credit rating” to fixed-income securities and issuers based on the agency’s evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody’s or Standard & Poor’s (or any other nationally recognized rating agency) are considered “investment grade.” In this prospectus, unrated securities that, in the subadviser’s judgment, are of similar quality to other securities rated investment grade are also referred to as “investment grade.”

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio’s duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

Western Asset Management U.S. Government Portfolio

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

•	A general decline in fixed-income security markets.

•	Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

•	Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for fixed-income securities that are not backed by the full faith and credit of the U.S. Government.

Western Asset Management U.S. Government Portfolio

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. Performance results for certain periods shown below include the effects of expense reduction arrangements. If these arrangements had not been in place, performance results would have been lower. On May 1, 2006, the Portfolio changed its subadviser from Salomon Brothers Asset Management Inc (“SBAM”) to Western Asset. Performance information set forth below reflects the management of SBAM, but not of Western Asset.

During the period shown above, the highest quarterly return was 4.34% for the third quarter of 2001, and the lowest quarterly return was –1.45% for the first quarter of 1996. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	1.72%	4.18%	5.06%
Class B*	1.39%	3.93%	4.81%
Class E*	1.58%	4.03%	4.91%
Lehman Brothers Intermediate U.S. Government Bond Index	1.68%	4.82%	5.50%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Western Asset Management U.S. Government Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A	Class B	Class E
Management Fees	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.15%
Other Expenses	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.61%	0.86%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$62	$195	$340	$762
Class B	$88	$274	$477	$1,061
Class E	$78	$243	$422	$942

Western Asset Management U.S. Government Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs).    One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions.    The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The use of mortgage dollar rolls may lead to a higher portfolio turnover, which involves higher expenses.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Western Asset Management U.S. Government Portfolio

underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio’s net assets would be invested in securities considered to be illiquid by the subadviser.

Portfolio Management

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Frederick Marki and Ronald D. Mass, manages the Portfolio.

Messrs. Leech, Walsh and Mass have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Lindbloom joined Western Asset in 2006, prior to which he was a managing director of SBAM and a Senior Portfolio Manager responsible for managing SBAM’s Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies from 1986. Mr. Marki was a director of SBAM and a Senior Portfolio Manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies from 1991.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom, Marki and Mass are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Western Asset Management U.S. Government Portfolio

Effective November 4, 2005, the Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million. Prior to November 4, 2005, the Portfolio paid MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio’s average daily net assets. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.54% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement, and the prior Subadvisory Agreement with SBAM, for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

BlackRock Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

BlackRock Advisors, Inc. (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government Securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

•	A general decline in U.S. or foreign fixed-income security markets.

A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Certain U.S. Government Securities, such as U.S. Treasury bonds and GNMA mortgage-backed bonds, are backed by the full faith and credit of the U.S. Treasury. Other U.S. Government Securities, such as FNMA and FHLMC mortgage-backed bonds, are backed by the credit of a federal agency or government-sponsored entity, and not by the full faith and credit of the U.S. Treasury.

BlackRock Money Market Portfolio

•	Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk. Credit risk is higher for money market instruments that are not backed by the full faith and credit of the U.S. Government.

•	The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional and national risk.

BlackRock Money Market Portfolio

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio’s returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

During the period shown above, the highest quarterly return was 1.61% for the third quarter of 2000, and the lowest quarterly return was 0.18% for the second quarter of 2004. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ended December 31

	Past One Year	Past Five Years	Past Ten Years
Class A	2.89%	2.00%	3.66%
Class B*	2.63%	1.75%	3.42%
Class E*	2.74%	1.85%	3.52%
91-Day Treasury Bill Rate	3.46%	2.21%	3.66%

*	Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

BlackRock Money Market Portfolio

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class E
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is lower)	N/A	N/A	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Class A		Class B		Class E
Management Fees	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.00%		0.25%		0.15%
Other Expenses	0.07%		0.07%		0.07%

Total Annual Portfolio Operating Expenses	0.42%		0.67%		0.57%
Fee Waiver(1)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)	0.41%		0.66%		0.56%

(1)	Reflects a contractual Management Fee waiver in effect for the period May 1, 2006 through April 30, 2007. See the Portfolio’s “Portfolio Management” section in this Prospectus for further information about the Management Fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example assumes the expiration of the fee waiver agreement after one year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$42	$134	$234	$529
Class B	$67	$213	$372	$834
Class E	$57	$182	$317	$713

BlackRock Money Market Portfolio

More About Investment Strategies and Risks

Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities, in particular, mortgage-related securities, also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities.    The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio’s net assets would be invested in securities considered to be illiquid by BlackRock.

Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities.    The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Credit risk is the risk that the security’s issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

BlackRock Money Market Portfolio

Portfolio Management

BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which had approximately $452 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio’s average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. MetLife Advisers contractually agreed, for the period May 1, 2005 through April 30, 2006, to reduce its advisory fee to the annual rate of 0.345% for the first $500 million of the Portfolio’s average daily net assets and 0.335% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2006 through April 30, 2007. For the year ended December 31, 2005, the Portfolio paid MetLife Advisers an investment advisory fee of 0.35% of the Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2005.

Section III—Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than the Asset Allocation Portfolios and the Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser a subadvisory fee for such services. MetLife Advisers is responsible for hiring, overseeing and, if necessary, replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. A wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

MetLife Advisers has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund’s Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits MetLife Advisers to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that may be similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares and Class F shares. Under the distribution and services plans, the Class B, Class D, Class E and Class F shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E and Class F shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares and 0.20% per year for the Class F shares. These fees will increase the cost of investing over time.

Market Timing

The Fund’s Board of Directors has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a Portfolio’s assets ((i) or (ii), “market timing”). The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in any Portfolio and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any contractowner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Insurance Company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. In addition, MetLife Advisers monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. If, based on such monitoring, MetLife Advisers believes (i) that a Portfolio’s cashflows may reflect a pattern of market timing or (ii) that a Portfolio’s cashflows may reflect frequent trading that is disruptive to the management of the Portfolio and it is appropriate given the context of the cashflow volatility (e.g., type of Portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate Insurance Company or Insurance Companies.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Fund or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contractowners of such separate account would no longer be able to make new investments in the Fund or any of its Portfolios. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Insurance Company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the Insurance Company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contractowner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and contractowners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contractowners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager’s ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example, by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield or “junk” bonds.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Share Valuation and Pricing

Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan, Zenith Equity Portfolio, or the Asset Allocation Portfolios. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios’ securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than BlackRock Money Market Portfolio (“Money Market Portfolio”)) is calculated by dividing the Portfolio’s net assets by its number of outstanding shares.

Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above.

Dividends and Capital Gain Distributions

Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund’s Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolios. In addition, a Portfolio’s investment in foreign securities or foreign currencies may increase or accelerate such Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolio’s distributions.

A Portfolio’s investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of failure.

Under Treasury regulations, insurance companies holding separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a Portfolio’s shares. Please see the SAI for more information. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

Since the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. Please see the SAI for more information on taxes.

The discussion above is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions, and on the proceeds of any redemption of Portfolio shares, under the Code rules. Please see the SAI for further discussion.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor’s sponsors the Standard & Poor’s 500 Composite Stock Price Index and the Standard & Poor’s MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as “index sponsors”). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The SAI contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, “S&P MidCap 400”, “Standard & Poor’s MidCap 400”, and “500” are trademarks of Standard & Poor’s and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under “Index Sponsors” in the SAI.

Financial Highlights

The Financial Highlights tables are intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2005) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. Except for the Financial Highlights with respect to FI Large Cap Portfolio and Western Asset Management High Yield Bond Portfolio for periods prior to 2005, these Financial Highlights have been audited by Deloitte & Touche LLP (“D&T”). D&T’s report with respect to each Portfolio of the Fund (other than FI Large Cap Portfolio and Western Asset Management High Yield Bond Portfolio) dated February 17, 2006, along with such Portfolios’ financial statements, are included in the Fund’s annual report for the period ended December 31, 2005, which is available upon request. The Financial Highlights for FI Large Cap Portfolio’s and Western Asset Management High Yield Bond Portfolio’s predecessor funds for the year ended December 31, 2005 have also been audited by D&T, whose reports for these predecessor funds, each dated February 17, 2006, along with the financial statements for such predecessor funds, are included in the annual reports for such funds, which are also available upon request. The information in the following tables for FI Large Cap Portfolio’s and Western Asset Management High Yield Bond Portfolio’s predecessor funds for periods prior to 2005 is derived from the predecessor funds’ financial statements and was audited by KPMG LLP, whose respective reports for such funds, each dated February 18, 2005, express an unqualified opinion.

MetLife Conservative Allocation Portfolio

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.03		0.03
Net realized and unrealized gain of investments	0.38		0.37

Total from investment operations	0.41		0.40

Less Distributions
Distributions from net investment income	(0.03)		(0.03)
Distributions from net realized capital gains	(0.01)		(0.01)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$10.37		$10.36

Total Return (%)	4.1	(b)	4.0	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.05	(c)	1.30	(c)
Ratio of net investment income to average net assets (%) (d)	0.96	(c)	1.00	(c)
Portfolio turnover rate (%)	32	(c)	32	(c)
Net assets, end of period (000)	$2,785		$12,638

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which the Portfolio invests.
(e)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.

MetLife Conservative to Moderate Allocation Portfolio

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.03
Net realized and unrealized gain of investments	0.60		0.59

Total from investment operations	0.64		0.62

Less Distributions
Distributions from net investment income	(0.04)		(0.04)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$10.60		$10.58

Total Return (%)	6.4	(b)	6.2	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.41	(c)	0.66	(c)
Ratio of net investment income to average net assets (%) (d)	1.28	(c)	1.27	(c)
Portfolio turnover rate (%)	3	(c)	3	(c)
Net assets, end of period (000)	$10,457		$48,388

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which the Portfolio invests.
(e)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.

MetLife Moderate Allocation Portfolio

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.04
Net realized and unrealized gain of investments	0.83		0.81

Total from investment operations	0.87		0.85

Less Distributions
Distributions from net investment income	(0.05)		(0.04)

Total distributions	(0.05)		(0.04)

Net Asset Value, End of Period	$10.82		$10.81

Total Return (%)	8.7	(b)	8.5	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.29	(c)	0.54	(c)
Ratio of net investment income to average net assets (%) (d)	1.57	(c)	1.45	(c)
Portfolio turnover rate (%)	1	(c)	1	(c)
Net assets, end of period (000)	$21,245		$101,018

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which the Portfolio invests.
(e)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.

MetLife Moderate to Aggressive Allocation Portfolio

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.04
Net realized and unrealized gain of investments	1.05		1.05

Total from investment operations	1.09		1.08

Less Distributions
Distributions from net investment income	(0.04)		(0.04)

Total distributions	(0.04)		(0.04)

Net Asset Value, End of Period	$11.05		$11.04

Total Return (%)	10.9	(b)	10.8	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	(c)	0.59	(c)
Ratio of net investment income to average net assets (%) (d)	1.34	(c)	1.33	(c)
Portfolio turnover rate (%)	2	(c)	2	(c)
Net assets, end of period (000)	$13,388		$74,899

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which the Portfolio invests.
(e)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.

MetLife Aggressive Allocation Portfolio

	Class A		Class B
	May 2, 2005(a) through December 31, 2005		May 2, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net investment income	0.04		0.03
Net realized and unrealized gain of investments	1.24		1.23

Total from investment operations	1.28		1.26

Less Distributions
Distributions from net investment income	(0.04)		(0.04)
Distributions from net realized capital gains	(0.03)		(0.03)

Total distributions	(0.07)		(0.07)

Net Asset Value, End of Period	$11.21		$11.19

Total Return (%)	12.7	(b)	12.6	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	(c)	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.76	(c)	2.01	(c)
Ratio of net investment income to average net assets (%) (d)	1.53	(c)	1.29	(c)
Portfolio turnover rate (%)	57	(c)	57	(c)
Net assets, end of period (000)	$2,867		$7,384

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which the Portfolio invests.
(e)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.

BlackRock Investment Trust Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$27.15	$24.67	$19.12	$26.01	$36.34

Income From Investment Operations
Net investment income	0.38	0.29	0.19	0.19	0.18
Net realized and unrealized gain (loss) of investments	0.57	2.37	5.54	(6.96)	(6.00)

Total from investment operations	0.95	2.66	5.73	(6.77)	(5.82)

Less Distributions
Distributions from net investment income	(0.30)	(0.18)	(0.18)	(0.12)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(4.26)

Total distributions	(0.30)	(0.18)	(0.18)	(0.12)	(4.51)

Net Asset Value, End of Period	$27.80	$27.15	$24.67	$19.12	$26.01

Total Return (%)	3.6	10.9	30.2	(26.1)	(17.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.55	0.54	0.56	0.54	0.53
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.53	0.53	0.55	0.52	0.50
Ratio of net investment income to average net assets (%)	1.28	1.09	0.83	0.79	0.58
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$1,711,587	$1,877,980	$1,886,744	$1,564,635	$2,457,339

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.83	$24.40	$18.93	$25.80	$29.14

Income From Investment Operations
Net investment income	0.27	0.24	0.14	0.12	0.02
Net realized and unrealized gain (loss) of investments	0.60	2.33	5.48	(6.87)	(3.36)

Total from investment operations	0.87	2.57	5.62	(6.75)	(3.34)

Less Distributions
Distributions from net investment income	(0.24)	(0.14)	(0.15)	(0.12)	0.00

Total distributions	(0.24)	(0.14)	(0.15)	(0.12)	0.00

Net Asset Value, End of Period	$27.46	$26.83	$24.40	$18.93	$25.80

Total Return (%)	3.3	10.6	29.9	(26.3)	(11.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.79	0.81	0.79	0.78	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.78	0.80	0.77	0.75	(c)
Ratio of net investment income to average net assets (%)	1.06	0.98	0.59	0.61	0.45	(c)
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$33,624	$26,815	$14,219	$6,486	$2,849

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Investment Trust Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.94	$24.50	$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.32	0.24	0.16	0.16	0.01
Net realized and unrealized gain (loss) of investments	0.59	2.37	5.51	(6.92)	(3.35)

Total from investment operations	0.91	2.61	5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.26)	(0.17)	(0.18)	(0.12)	0.00

Total distributions	(0.26)	(0.17)	(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$27.59	$26.94	$24.50	$19.01	$25.89

Total Return (%)	3.5	10.7	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.70	0.69	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.68	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	1.13	0.98	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	93	89	75	79	101
Net assets, end of period (000)	$45,674	$50,917	$35,008	$7,575	$11

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Large Cap Value Portfolio

	Class A
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) of investments	0.51	1.29	2.71	(2.06)

Total from investment operations	0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$12.56	$12.11	$10.67	$7.95

Total Return (%)	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.89	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$38,850	$37,259	$33,113	$4,642

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) of investments	0.53	1.33	2.76	(0.36)

Total from investment operations	0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$12.50	$12.07	$10.66	$7.95

Total Return (%)	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	1.14	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$36,725	$15,880	$61	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Large Cap Value Portfolio

	Class E
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) of investments	0.49	1.30	2.72	(2.04)

Total from investment operations	0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.13)	0.00	0.00	0.00

Total distributions	(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$12.52	$12.08	$10.66	$7.95

Total Return (%)	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	1.04	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	109	31	51	84	(c)
Net assets, end of period (000)	$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Legacy Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.37	$18.72	$13.86	$20.74	$25.06

Income From Investment Operations
Net investment income	0.04	0.08	0.00	0.01	0.00
Net realized and unrealized gain (loss) of investments	1.37	1.57	4.87	(6.89)	(2.91)

Total from investment operations	1.41	1.65	4.87	(6.88)	(2.91)

Less Distributions
Distributions from net investment income	(0.08)	0.00	(0.01)	0.00	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.34)

Total distributions	(0.08)	0.00	(0.01)	0.00	(1.41)

Net Asset Value, End of Period	$21.70	$20.37	$18.72	$13.86	$20.74

Total Return (%)	7.0	8.8	35.2	(33.2)	(12.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.80	0.82	0.79	0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.76	0.80	—	—
Ratio of net investment income to average net assets (%)	0.15	0.39	0.00	0.05	0.00
Portfolio turnover rate (%)	76	190	167	243	88
Net assets, end of period (000)	$468,532	$510,771	$539,840	$449,676	$788,097

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	1.38	1.51	4.81	(0.98)

Total from investment operations	1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00

Total distributions	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$21.36	$20.04	$18.46	$13.65

Total Return (%)	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.01	1.05	—
Ratio of net investment income (loss) to average net assets (%)	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	76	190	167	243
Net assets, end of period (000)	$36,798	$28,818	$89	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Legacy Large Cap Growth Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.19	$18.59	$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income (loss)	0.00	0.06	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	1.38	1.54	4.83	(6.85)	(2.86)

Total from investment operations	1.38	1.60	4.81	(6.86)	(2.86)

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	0.00	0.00

Total distributions	(0.06)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$21.51	$20.19	$18.59	$13.78	$20.64

Total Return (%)	6.9	8.6	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	0.95	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.91	0.95	—	—
Ratio of net investment income (loss) to average net assets (%)	0.00	0.29	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	76	190	167	243	88
Net assets, end of period (000)	$45,163	$47,251	$37,288	$15,218	$4,994

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Capital Guardian U.S. Equity Portfolio

	Class A
	Year ended December 31,				May 1, 2002(a) through December 31, 2002
	2005		2004	2003
Net Asset Value, Beginning of Period	$11.66		$10.81	$7.90	$10.00

Income from Investment Operations
Net investment income	0.09		0.09	0.07	0.05
Net realized and unrealized gain (loss) of investments	0.58		0.91	2.89	(2.15)

Total from investment operations	0.67		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.00	)(e)	(0.15)	(0.05)	0.00

Total distributions	0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$12.33		$11.66	$10.81	$7.90

Total Return (%)	5.8		9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73		0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73		0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.73		0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	29		45	27	30	(c)
Net assets, end of period (000)	$426,968		$455,938	$351,867	$309,078

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$11.63	$10.78	$7.89	$10.00

Income from Investment Operations
Net investment income	0.06	0.07	0.04	0.02
Net realized and unrealized gain (loss) of investments	0.58	0.90	2.90	(2.13)

Total from investment operations	0.64	0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	0.00	(0.12)	(0.05)	0.00

Total distributions	0.00	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$12.27	$11.63	$10.78	$7.89

Total Return (%)	5.5	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.48	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	29	45	27	30	(c)
Net assets, end of period (000)	$89,728	$68,440	$28,420	$9,157

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Distributions for the period were less than $0.01.

Davis Venture Value Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$28.23	$25.27	$19.39	$23.39	$29.20

Income From Investment Operations
Net investment income	0.25	0.15	0.21	0.17	0.12
Net realized and unrealized gain (loss) of investments	2.63	2.96	5.75	(3.98)	(3.07)

Total from investment operations	2.88	3.11	5.96	(3.81)	(2.95)

Less Distributions
Distributions from net investment income	(0.20)	(0.15)	(0.08)	(0.19)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.71)

Total distributions	(0.20)	(0.15)	(0.08)	(0.19)	(2.86)

Net Asset Value, End of Period	$30.91	$28.23	$25.27	$19.39	$23.39

Total Return (%)	10.3	12.4	30.9	(16.4)	(11.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.78	0.79	0.80	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.77	0.79	0.78	0.82
Ratio of net investment income to average net assets (%)	1.05	0.97	0.95	0.79	0.55
Portfolio turnover rate (%)	27	5	12	24	21
Net assets, end of period (000)	$1,759,491	$1,413,953	$844,547	$675,704	$878,630

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$28.07	$25.18	$19.33	$19.64

Income From Investment Operations
Net investment income	0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) of investments	2.62	2.86	5.85	(0.35)

Total from investment operations	2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.15)	(0.11)	(0.07)	0.00

Total distributions	(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$30.71	$28.07	$25.18	$19.33

Total Return (%)	10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	27	5	12	24
Net assets, end of period (000)	$202,221	$56,301	$547	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Davis Venture Value Portfolio

	Class E
	Year ended December 31,				February 20, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$28.09	$25.18	$19.33	$23.35	$25.29

Income From Investment Operations
Net investment income	0.27	0.23	0.14	0.16	0.02
Net realized and unrealized gain (loss) of investments	2.56	2.82	5.78	(4.01)	(1.96)

Total from investment operations	2.83	3.05	5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.16)	(0.14)	(0.07)	(0.17)	0.00

Total distributions	(0.16)	(0.14)	(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$30.76	$28.09	$25.18	$19.33	$23.35

Total Return (%)	10.1	12.1	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.93	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.92	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.88	0.85	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	27	5	12	24	21
Net assets, end of period (000)	$1,179,405	$1,189,119	$754,011	$223,228	$42,132

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Large Cap Portfolio

	Class A
	Year ended December 31,
	2005		2004++	2003++	2002++		2001++
Net Asset Value, Beginning of Period	$13.93		$13.18	$10.61	$13.82		$16.81

Income From Investment Operations
Net investment income	0.02	(a)	0.10	0.05	0.05	(a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	1.20	(a)	0.76	2.57	(3.20	)(a)	(2.98	)(a)

Total from investment operations	1.22		0.86	2.62	(3.15)		(2.91)

Less Distributions
Distributions from net investment income	0.00		(0.11)	(0.05)	(0.06)		(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		(0.01)
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00		0.00

Total distributions	0.00		(0.11)	(0.05)	(0.06)		(0.08)

Net Asset Value, End of Period	$15.15		$13.93	$13.18	$10.61		$13.82

Total Return (%)	8.69		6.52	24.67	(22.79)		(17.33)
Ratio of operating expenses to average net assets (%)	0.86		0.86 (b)	0.86	0.85		0.83
Ratio of operating expenses to average net assets before reimbursement (%)	0.86		0.86	0.86	0.85		0.83
Ratio of net investment income to average net assets (%)	0.11		0.81	0.43	0.44		0.50
Portfolio turnover rate (%)	217		56	60	95		131
Net assets, end of period (in millions)	$266		$268	$228	$180		$249

(a)	Per share amounts based on average shares outstanding during the year.
(b)	The investment manager waived a portion of its management fee for the year.
++	Audited by other Independent Registered Public Accounting Firm.

FI Value Leaders Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$176.54	$157.24	$124.89	$156.51	$183.39

Income From Investment Operations
Net investment income	1.92	2.21	2.13	1.53	1.06
Net realized and unrealized gain (loss) of investments	16.67	19.15	31.23	(31.88)	(26.45)

Total from investment operations	18.59	21.36	33.36	(30.35)	(25.39)

Less Distributions
Distributions from net investment income	(2.05)	(2.06)	(1.01)	(1.27)	(1.49)

Total distributions	(2.05)	(2.06)	(1.01)	(1.27)	(1.49)

Net Asset Value, End of Period	$193.08	$176.54	$157.24	$124.89	$156.51

Total Return (%)	10.7	13.7	26.9	(19.5)	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.74	0.74	0.72	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	0.72	—	0.71	0.74
Ratio of net investment income to average net assets (%)	0.92	1.23	1.49	1.30	0.60
Portfolio turnover rate (%)	94	161	53	142	154
Net assets, end of period (000)	$533,729	$552,323	$563,979	$491,124	$298,982

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$175.91	$156.72	$124.47	$125.90

Income From Investment Operations
Net investment income	1.26	1.88	1.22	0.18
Net realized and unrealized gain (loss) of investments	16.86	19.12	31.95	(1.61)

Total from investment operations	18.12	21.00	33.17	(1.43)

Less Distributions
Distributions from net investment income	(1.77)	(1.81)	(0.92)	0.00

Total distributions	(1.77)	(1.81)	(0.92)	0.00

Net Asset Value, End of Period	$192.26	$175.91	$156.72	$124.47

Total Return (%)	10.4	13.5	26.9	(1.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.99	0.99	0.97	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	0.97	—	0.96	(c)
Ratio of net investment income to average net assets (%)	0.70	1.41	1.15	1.36	(c)
Portfolio turnover rate (%)	94	161	53	142
Net assets, end of period (000)	$27,141	$5,311	$128	$6

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Value Leaders Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$175.93	$156.83	$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	1.29	1.58	1.41	1.35	0.14
Net realized and unrealized gain (loss) of investments	16.98	19.48	31.68	(31.80)	(21.03)

Total from investment operations	18.27	21.06	33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(1.80)	(1.96)	(0.92)	(1.17)	0.00

Total distributions	(1.80)	(1.96)	(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$192.40	$175.93	$156.83	$124.66	$156.28

Total Return (%)	10.5	13.6	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.89	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.87	—	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	0.78	1.12	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	94	161	53	142	154
Net assets, end of period (000)	$46,855	$31,192	$18,891	$5,619	$1,527

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Large Cap Value Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.37	$12.06	$9.61	$11.56	$9.79

Income From Investment Operations
Net investment income	0.11	0.10	0.07	0.06	0.08
Net realized and unrealized gain (loss) of investments	(0.30)	1.27	2.38	(1.66)	1.72

Total from investment operations	(0.19)	1.37	2.45	(1.60)	1.80

Less Distributions
Distributions from net investment income	(0.09)	(0.06)	0.00	(0.09)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.09)	(0.06)	0.00	(0.35)	(0.03)

Net Asset Value, End of Period	$13.09	$13.37	$12.06	$9.61	$11.56

Total Return (%)	(1.4)	11.4	25.5	(14.2)	18.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.83	0.83	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.78	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	0.86	0.80	0.70	0.68	0.98
Portfolio turnover rate (%)	13	16	13	30	33
Net assets, end of period (000)	$355,707	$341,632	$296,728	$228,544	$213,758

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	(0.28)	1.29	2.40	(0.38)

Total from investment operations	(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.07)	(0.04)	0.00	0.00

Total distributions	(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$13.02	$13.31	$12.01	$9.59

Total Return (%)	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	1.03	1.06	1.07	(c)
Ratio of net investment income to average net assets (%)	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	13	16	13	30
Net assets, end of period (000)	$108,214	$43,136	$1,138	$9

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Large Cap Value Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.32	$12.02	$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.09	0.07	0.04	0.09	0.00
Net realized and unrealized gain (loss) of investments	(0.30)	1.28	2.39	(1.71)	0.55

Total from investment operations	(0.21)	1.35	2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.16)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.07)	(0.05)	0.00	(0.34)	0.00

Net Asset Value, End of Period	$13.04	$13.32	$12.02	$9.59	$11.55

Total Return (%)	(1.5)	11.3	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.93	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	0.70	0.68	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	13	16	13	30	33
Net assets, end of period (000)	$137,739	$147,376	$99,196	$24,936	$185

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Jennison Growth Portfolio

	Class A
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$10.92	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.00	0.03	0.02	0.02
Net realized and unrealized gain (loss) of investments	1.51	0.89	2.30	(2.31)

Total from investment operations	1.51	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.02)	0.00

Total distributions	(0.05)	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$12.38	$10.92	$10.01	$7.71

Total Return (%)	13.9	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.04	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	60	68	68	82	(c)
Net assets, end of period (000)	$758,316	$504,940	$343,253	$283,320

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$10.86	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	(0.02)	0.04	0.00	0.00
Net realized and unrealized gain (loss) of investments	1.49	0.85	2.28	(2.30)

Total from investment operations	1.47	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	0.00

Total distributions	0.00	0.00	(0.01)	0.00

Net Asset Value, End of Period	$12.33	$10.86	$9.97	$7.70

Total Return (%)	13.5	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.21)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	60	68	68	82	(c)
Net assets, end of period (000)	$296,178	$330,349	$256,079	$57,259

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Jennison Growth Portfolio

	Class E
	April 27, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$10.16

Income From Investment Operations
Net investment loss	(0.01)
Net realized and unrealized gain of investments	2.21

Total from investment operations	2.20

Net Asset Value, End of Period	$12.36

Total Return (%)	21.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)
Ratio of net investment loss to average net assets (%)	(0.15	)(c)
Portfolio turnover rate (%)	60
Net assets, end of period (000)	$12,758

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Stock Index Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$32.27	$29.45	$23.41	$30.60	$35.26

Income From Investment Operations
Net investment income	0.55	0.54	0.38	0.35	0.33
Net realized and unrealized gain (loss) of investments	0.90	2.54	6.11	(7.09)	(4.59)

Total from investment operations	1.45	3.08	6.49	(6.74)	(4.26)

Less Distributions
Distributions from net investment income	(0.52)	(0.26)	(0.45)	(0.23)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(0.52)	(0.26)	(0.45)	(0.45)	(0.40)

Net Asset Value, End of Period	$33.20	$32.27	$29.45	$23.41	$30.60

Total Return (%)	4.6	10.5	28.2	(22.3)	(12.2)
Ratio of operating expenses to average net assets (%)	0.29	0.30	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.59	1.73	1.48	1.30	1.02
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$3,942,484	$4,139,893	$3,931,839	$2,725,874	$3,665,168

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$31.52	$28.80	$22.92	$30.03	$33.71

Income From Investment Operations
Net investment income	0.39	0.41	0.34	0.23	0.17
Net realized and unrealized gain (loss) of investments	0.95	2.53	5.95	(6.90)	(3.45)

Total from investment operations	1.34	2.94	6.29	(6.67)	(3.28)

Less Distributions
Distributions from net investment income	(0.45)	(0.22)	(0.41)	(0.22)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	(0.31)

Total distributions	(0.45)	(0.22)	(0.41)	(0.44)	(0.40)

Net Asset Value, End of Period	$32.41	$31.52	$28.80	$22.92	$30.03

Total Return (%)	4.4	10.3	27.9	(22.5)	(9.8	)(b)
Ratio of operating expenses to average net assets (%)	0.54	0.55	0.56	0.56	0.56	(c)
Ratio of net investment income to average net assets (%)	1.36	1.59	1.24	1.17	0.83	(c)
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$765,425	$508,908	$251,793	$88,517	$17,421

(a)	Commencement of operations.
(b)	Period(s) less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

MetLife Stock Index Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$32.11	$29.33	$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.47	0.47	0.40	0.31	0.00
Net realized and unrealized gain (loss) of investments	0.93	2.56	6.02	(7.06)	(2.91)

Total from investment operations	1.40	3.03	6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.47)	(0.25)	(0.43)	(0.23)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.22)	0.00

Total distributions	(0.47)	(0.25)	(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$33.04	$32.11	$29.33	$23.34	$30.54

Total Return (%)	4.5	10.4	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.44	0.45	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.44	1.67	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	8	3	1	7	5
Net assets, end of period (000)	$287,568	$293,266	$142,284	$25,624	$33

(a)	Commencement of operations.
(b)	Period(s) less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

T. Rowe Price Large Cap Growth Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.77	$11.64	$8.91	$11.64	$12.93

Income From Investment Operations
Net investment income	0.05	0.08	0.03	0.02	0.03
Net realized and unrealized gain (loss) of investments	0.78	1.07	2.71	(2.72)	(1.31)

Total from investment operations	0.83	1.15	2.74	(2.70)	(1.28)

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Total distributions	(0.07)	(0.02)	(0.01)	(0.03)	(0.01)

Net Asset Value, End of Period	$13.53	$12.77	$11.64	$8.91	$11.64

Total Return (%)	6.6	9.9	30.8	(23.2)	(9.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.74	0.79	0.77	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	0.73	0.77	0.76	0.75
Ratio of net investment income to average net assets (%)	0.44	0.68	0.28	0.22	0.27
Portfolio turnover rate (%)	35	37	37	49	67
Net assets, end of period (000)	$235,513	$198,913	$172,315	$127,939	$173,218

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.72	$11.60	$8.88	$8.96

Income From Investment Operations
Net investment income	0.01	0.05	0.01	0.00
Net realized and unrealized gain (loss) of investments	0.79	1.08	2.72	(0.08)

Total from investment operations	0.80	1.13	2.73	(0.08)

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.01)	0.00

Total distributions	(0.05)	(0.01)	(0.01)	0.00

Net Asset Value, End of Period	$13.47	$12.72	$11.60	$8.88

Total Return (%)	6.3	9.7	30.8	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.99	1.04	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	0.98	1.02	1.01	(c)
Ratio of net investment income to average net assets (%)	0.20	0.93	0.06	0.00	(c)
Portfolio turnover rate (%)	35	37	37	49
Net assets, end of period (000)	$106,181	$48,955	$325	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

T. Rowe Price Large Cap Growth Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.73	$11.61	$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.04	0.06	0.01	0.03	0.00
Net realized and unrealized gain (loss) of investments	0.77	1.08	2.71	(2.73)	(0.69)

Total from investment operations	0.81	1.14	2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	(0.01)	(0.03)	0.00

Total distributions	(0.05)	(0.02)	(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$13.49	$12.73	$11.61	$8.90	$11.63

Total Return (%)	6.4	9.8	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.89	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	0.88	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.29	0.56	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	35	37	37	49	67
Net assets, end of period (000)	$28,968	$27,341	$16,646	$3,119	$23

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Zenith Equity Portfolio

	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$381.97	$345.68	$263.54	$338.82	$411.89

Income From Investment Operations
Net investment income	2.29	3.44	1.57	0.79	1.37
Net realized and unrealized gain (loss) of investments	35.94	34.45	81.36	(75.01)	(68.85)

Total from investment operations	38.23	37.89	82.93	(74.22)	(67.48)

Less Distributions
Distributions from net investment income	(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Total distributions	(3.52)	(1.60)	(0.79)	(1.06)	(5.59)

Net Asset Value, End of Period	$416.68	$381.97	$345.68	$263.54	$338.82

Total Return (%)	10.2	11.0	31.5	(22.0)	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.01 (a)	0.01 (a)	0.01 (a)	0.26	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.01	0.01	0.01	0.25	0.68
Ratio of net investment income to average net assets (%)	0.52	0.91	0.50	0.23	0.33
Portfolio turnover rate (%)	5	4	6	302	245
Net assets, end of period (000)	$996,855	$1,029,383	$1,042,983	$888,712	$1,310,358

(a)	The Ratio of operating expenses does not include expenses of investment companies in which the portfolio invests.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses

BlackRock Aggressive Growth Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.28	$17.95	$12.75	$17.88	$31.59

Income From Investment Operations
Net investment loss	(0.07)	(0.07)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss) of investments	2.24	2.40	5.26	(5.10)	(6.73)

Total from investment operations	2.17	2.33	5.20	(5.13)	(6.75)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(6.95)

Total distributions	0.00	0.00	0.00	0.00	(6.96)

Net Asset Value, End of Period	$22.45	$20.28	$17.95	$12.75	$17.88

Total Return (%)	10.7	13.0	40.8	(28.7)	(23.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.79	0.81	0.79	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.78	0.79	0.77	0.76
Ratio of net investment loss to average net assets (%)	(0.33)	(0.38)	(0.38)	(0.18)	(0.11)
Portfolio turnover rate (%)	71	95	98	134	150
Net assets, end of period (000)	$938,550	$954,736	$926,897	$687,325	$1,069,246

	Class B
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004

Net Asset Value, Beginning of Period	$19.46	$18.12

Income From Investment Operations
Net investment income (loss)	(0.08)	(0.03)
Net realized and unrealized gain of investments	2.11	1.37

Total from investment operations	2.03	1.34

Net Asset Value, End of Period	$21.49	$19.46

Total Return (%)	10.4	7.4	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.03	(c)
Ratio of net investment loss to average net assets (%)	(0.56)	(0.56	)(c)
Portfolio turnover rate (%)	71	95
Net assets, end of period (000)	$11,761	$4,165

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Aggressive Growth Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.20	$17.90	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment loss	(0.11)	(0.09)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) of investments	2.24	2.39	5.20	(5.13)	(2.76)

Total from investment operations	2.13	2.30	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$22.33	$20.20	$17.90	$12.74	$17.88

Total Return (%)	10.5	12.8	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.94	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.93	0.94	0.92	0.91	(c)
Ratio of net investment loss to average net assets (%)	(0.48)	(0.52)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	71	95	98	134	150
Net assets, end of period (000)	$17,653	$17,893	$11,286	$1,361	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Mid Cap Opportunities Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.34	$14.01	$10.41	$14.66	$23.38

Income From Investment Operations
Net investment income (loss)	0.02	0.08	(0.03)	(0.03)	(0.03)
Net realized and unrealized gain (loss) of investments	1.11	2.33	3.63	(4.22)	(8.69)

Total from investment operations	1.13	2.41	3.60	(4.25)	(8.72)

Less Distributions
Distributions from net investment income	0.00	(0.08)	0.00	0.00	0.00

Total distributions	0.00	(0.08)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.47	$16.34	$14.01	$10.41	$14.66

Total Return (%)	6.9	17.2	34.6	(29.0)	(37.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	0.77	0.75	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	0.70	0.76	—	—
Ratio of net investment income (loss) to average net assets (%)	0.11	0.53	(0.24)	(0.27)	(0.17)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$924,602	$963,074	$873,202	$681,221	$1,067,259

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.06	$13.79	$10.27	$14.50	$21.47

Income From Investment Operations
Net investment income (loss)	(0.01)	0.09	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss) of investments	1.08	2.23	3.57	(4.17)	(6.93)

Total from investment operations	1.07	2.32	3.52	(4.23)	(6.97)

Less Distributions
Distributions from net investment income	0.00	(0.05)	0.00	0.00	0.00

Total distributions	0.00	(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.13	$16.06	$13.79	$10.27	$14.50

Total Return (%)	6.7	16.8	34.2	(29.2)	(32.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.00	1.02	1.00	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	0.95	1.01	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.13)	0.44	(0.48)	(0.52)	(0.40	)(c)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$47,699	$36,819	$13,849	$9,037	$12,334

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI Mid Cap Opportunities Portfolio

	Class E
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.19	$13.90	$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	(0.01)	0.07	(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	1.11	2.28	3.60	(4.24)	(4.44)

Total from investment operations	1.10	2.35	3.57	(4.25)	(4.44)

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	0.00

Total distributions	0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.29	$16.19	$13.90	$10.33	$14.58

Total Return (%)	6.7	17.0	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.90	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.85	0.91	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.04)	0.55	(0.37)	(0.34)	(0.22	)(c)
Portfolio turnover rate (%)	149	217	39	78	105
Net assets, end of period (000)	$38,193	$40,402	$12,991	$3,605	$28

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Focused Value Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$243.86	$224.26	$169.33	$186.12	$146.67

Income From Investment Operations
Net investment income	0.78	0.23	0.24	0.27	0.42
Net realized and unrealized gain (loss) of investments	23.48	21.85	54.97	(16.70)	40.09

Total from investment operations	24.26	22.08	55.21	(16.43)	40.51

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.28)	(0.36)	(1.06)
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.75)	(2.48)	(0.28)	(0.36)	(1.06)

Net Asset Value, End of Period	$265.37	$243.86	$224.26	$169.33	$186.12

Total Return (%)	10.0	9.9	32.7	(8.8)	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.78	0.80	0.82	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.78	0.78	0.82	0.84
Ratio of net investment income to average net assets (%)	0.35	0.15	0.14	0.22	0.43
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$1,024,615	$809,906	$614,742	$438,359	$370,959

	Class B
	Year ended December 31,				February 20, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$239.96	$221.17	$167.26	$184.25	$159.20

Income From Investment Operations
Net investment income (loss)	0.22	(0.24)	0.01	0.16	0.01
Net realized and unrealized gain (loss) of investments	22.80	21.41	54.02	(16.83)	25.04

Total from investment operations	23.02	21.17	54.03	(16.67)	25.05

Less Distributions
Distributions from net investment income	0.00	0.00	(0.12)	(0.32)	0.00
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.64)	(2.38)	(0.12)	(0.32)	0.00

Net Asset Value, End of Period	$260.34	$239.96	$221.17	$167.26	$184.25

Total Return (%)	9.7	9.7	32.3	(9.1)	15.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	1.03	1.05	1.07	1.12	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	1.03	1.03	1.07	1.09	(c)
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.09)	(0.13)	(0.06)	0.02	(c)
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$613,215	$578,991	$540,656	$140,273	$24,082

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Harris Oakmark Focused Value Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$241.77	$222.60	$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income	0.49	0.04	0.07	0.25	0.02
Net realized and unrealized gain (loss) of investments	22.97	21.51	54.47	(16.85)	20.89

Total from investment operations	23.46	21.55	54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	0.00	0.00	(0.16)	(0.35)	0.00
Distributions from net realized capital gains	(2.64)	(2.38)	0.00	0.00	0.00

Total distributions	(2.64)	(2.38)	(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$262.59	$241.77	$222.60	$168.22	$185.17

Total Return (%)	9.8	9.8	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.93	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.93	0.93	0.97	0.99	(c)
Ratio of net investment income (loss) to average net assets (%)	0.19	0.00	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	25	16	16	11	28
Net assets, end of period (000)	$290,264	$280,856	$204,755	$74,818	$10,416

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MetLife Mid Cap Stock Index Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.71	$11.90	$8.87	$10.46	$10.64

Income From Investment Operations
Net investment income	0.15	0.11	0.08	0.05	0.06
Net realized and unrealized gain (loss) of investments	1.40	1.79	3.00	(1.60)	(0.19)

Total from investment operations	1.55	1.90	3.08	(1.55)	(0.13)

Less Distributions
Distributions from net investment income	(0.10)	(0.06)	(0.05)	(0.04)	(0.02)
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(0.83)	(0.09)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$14.43	$13.71	$11.90	$8.87	$10.46

Total Return (%)	12.3	16.0	35.0	(14.9)	(1.2)
Ratio of operating expenses to average net assets (%)	0.34	0.35	0.40	0.43	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	0.35	0.40	0.43	0.52
Ratio of net investment income to average net assets (%)	1.18	0.85	0.85	0.70	0.71
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$232,461	$197,642	$180,211	$117,340	$97,505

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.61	$11.83	$8.83	$10.43	$10.54

Income From Investment Operations
Net investment income	0.11	0.06	0.05	0.03	0.04
Net realized and unrealized gain (loss) of investments	1.40	1.79	2.99	(1.60)	(0.10)

Total from investment operations	1.51	1.85	3.04	(1.57)	(0.06)

Less Distributions
Distributions from net investment income	(0.07)	(0.04)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	(0.03)

Total distributions	(0.80)	(0.07)	(0.04)	(0.03)	(0.05)

Net Asset Value, End of Period	$14.32	$13.61	$11.83	$8.83	$10.43

Total Return (%)	12.0	15.7	34.5	(15.1)	3.1 (b)
Ratio of operating expenses to average net assets (%)	0.59	0.60	0.65	0.68	0.70 (c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.59	0.60	0.65	0.68	0.77 (c)
Ratio of net investment income to average net assets (%)	0.94	0.61	0.61	0.46	0.48 (c)
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$111,361	$64,207	$31,858	$12,790	$5,895

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

MetLife Mid Cap Stock Index Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.65	$11.86	$8.85	$10.45	$10.54

Income from Investment Operations
Net investment income	0.14	0.08	0.06	0.05	0.00
Net realized and unrealized gain (loss) of investments	1.39	1.79	3.00	(1.61)	(0.09)

Total from investment operations	1.53	1.87	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.08)	(0.05)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	(0.73)	(0.03)	0.00	0.00	0.00

Total distributions	(0.81)	(0.08)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$14.37	$13.65	$11.86	$8.85	$10.45

Total Return (%)	12.2	15.9	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.49	0.50	0.55	0.58	0.60	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.49	0.50	0.55	0.58	0.67	(c)
Ratio of net investment income to average net assets (%)	1.03	0.71	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	33	42	22	46	45
Net assets, end of period (000)	$66,712	$62,530	$49,881	$9,804	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Neuberger Berman Mid Cap Value Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.67	$17.35	$12.76	$14.16	$14.82

Income From Investment Operations
Net investment income	0.12	0.07	0.06	0.06	0.13
Net realized and unrealized gain (loss) of investments	2.08	3.82	4.58	(1.42)	(0.50)

Total from investment operations	2.20	3.89	4.64	(1.36)	(0.37)

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.05)	(0.01)	(0.03)
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	(0.26)

Total distributions	(1.90)	(0.57)	(0.05)	(0.04)	(0.29)

Net Asset Value, End of Period	$20.97	$20.67	$17.35	$12.76	$14.16

Total Return (%)	12.3	22.9	36.5	(9.6)	(2.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.76	0.80	0.80	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	0.73	0.77	0.77	0.69
Ratio of net investment income to average net assets (%)	0.67	0.43	0.41	0.43	0.90
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$428,897	$327,782	$222,050	$156,117	$160,074

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.51	$17.23	$12.69	$14.12	$14.36

Income From Investment Operations
Net investment income	0.07	0.03	0.03	0.01	0.04
Net realized and unrealized gain (loss) of investments	2.06	3.79	4.55	(1.40)	(0.28)

Total from investment operations	2.13	3.82	4.58	(1.39)	(0.24)

Less Distributions
Distributions from net investment income	(0.02)	(0.02)	(0.04)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(1.86)	(0.54)	(0.04)	(0.04)	0.00

Net Asset Value, End of Period	$20.78	$20.51	$17.23	$12.69	$14.12

Total Return (%)	11.9	22.7	36.2	(9.9)	(1.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	1.01	1.05	1.05	1.06	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	0.98	1.02	1.02	0.97	(c)
Ratio of net investment income to average net assets (%)	0.46	0.17	0.18	0.17	0.77	(c)
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$209,448	$93,366	$27,173	$11,113	$2,410

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Neuberger Berman Mid Cap Value Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.61	$17.31	$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.10	0.05	0.05	0.03	0.00
Net realized and unrealized gain (loss) of investments	2.06	3.81	4.57	(1.40)	(0.22)

Total from investment operations	2.16	3.86	4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	(0.05)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)	(0.52)	0.00	(0.03)	0.00

Total distributions	(1.87)	(0.56)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$20.90	$20.61	$17.31	$12.74	$14.15

Total Return (%)	12.1	22.8	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.91	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	0.88	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.52	0.28	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	90	55	61	84	212
Net assets, end of period (000)	$92,695	$72,652	$28,400	$5,735	$32

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Strategic Value Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.17	$16.62	$11.07	$14.13	$12.24

Income From Investment Operations
Net investment income (loss)	0.08	0.00	(0.01)	(0.04)	0.02
Net realized and unrealized gain (loss) of investments	0.57	2.55	5.56	(2.95)	1.94

Total from investment operations	0.65	2.55	5.55	(2.99)	1.96

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	(0.01)
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	(0.06)

Total distributions	(1.27)	0.00	0.00	(0.07)	(0.07)

Net Asset Value, End of Period	$18.55	$19.17	$16.62	$11.07	$14.13

Total Return (%)	4.2	15.3	50.1	(21.3)	16.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.89	0.93	0.95	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.87	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.42	(0.03)	(0.10)	(0.28)	0.18
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$604,086	$666,800	$561,245	$319,202	$291,426

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.02	$16.53	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.03	0.00	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) of investments	0.57	2.49	5.50	(3.01)	0.00

Total from investment operations	0.60	2.49	5.49	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$18.35	$19.02	$16.53	$11.04	$14.12

Total Return (%)	3.9	15.1	49.7	(21.5)	0.00	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.14	1.18	1.20	1.23	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.09	1.12	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.20	(0.09)	(0.26)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$116,849	$58,676	$1,120	$10	$0.01

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Strategic Value Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.06	$16.55	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.05	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	0.57	2.53	5.53	(3.00)	0.01

Total from investment operations	0.62	2.51	5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)	0.00	0.00	(0.06)	0.00

Total distributions	(1.27)	0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$18.41	$19.06	$16.55	$11.04	$14.12

Total Return (%)	4.0	15.2	49.9	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	1.08	1.10	1.13	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	1.02	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.27	(0.16)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	175	33	44	27	15
Net assets, end of period (000)	$253,532	$273,771	$178,240	$56,055	$6,720

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Franklin Templeton Small Cap Growth Portfolio

	Class A
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.35	$9.29	$6.41	$8.88	$10.00

Income from Investment Operations
Net investment income (loss)	(0.05)	(0.08)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) of investments	0.48	1.14	2.92	(2.43)	(1.12)

Total from investment operations	0.43	1.06	2.88	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.43	$10.35	$9.29	$6.41	$8.88

Total Return (%)	4.7	11.4	44.9	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	1.15	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	1.15	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.13	1.15	1.32	1.51	2.69	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.80)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$33,042	$31,892	$25,762	$12,079	$7,468

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.27	$9.24	$6.39	$8.88	$10.00

Income from Investment Operations
Net investment loss	(0.05)	(0.08)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	0.45	1.11	2.90	(2.45)	(1.11)

Total from investment operations	0.40	1.03	2.85	(2.49)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.32	$10.27	$9.24	$6.39	$8.88

Total Return (%)	4.4	11.1	44.6	(28.0)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.38	1.40	1.38	1.30	1.30	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.36	1.40	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.38	1.40	1.57	1.76	2.94	(c)
Ratio of net investment loss to average net assets (%)	(0.73)	(1.05)	(0.93)	(0.85)	(0.51	)(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$61,758	$34,664	$22,385	$9,403	$4,493

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Franklin Templeton Small Cap Growth Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.31	$9.27	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.07)	(0.09)	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	0.48	1.13	2.90	(2.46)	(1.12)

Total from investment operations	0.41	1.04	2.86	(2.47)	(1.12)

Less Distributions
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00	0.00

Total distributions	(0.35)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.37	$10.31	$9.27	$6.41	$8.88

Total Return (%)	4.5	11.2	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.28	1.30	1.28	1.20	1.20	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	1.30	—	—	—
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.28	1.30	1.47	1.66	2.84	(c)
Ratio of net investment loss to average net assets (%)	(0.67)	(0.95)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	52	50	38	33	67	(c)
Net assets, end of period (000)	$14,052	$14,545	$10,029	$2,235	$6

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Loomis Sayles Small Cap Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$220.60	$189.55	$138.89	$177.25	$210.41

Income From Investment Operations
Net investment income (loss)	0.11	(0.27)	(0.34)	0.14	0.34
Net realized and unrealized gain (loss) of investments	14.79	31.32	51.00	(38.32)	(19.28)

Total from investment operations	14.90	31.05	50.66	(38.18)	(18.94)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.18)	(0.53)
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00	(12.67)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(1.02)

Total distributions	(2.70)	0.00	0.00	(0.18)	(14.22)

Net Asset Value, End of Period	$232.80	$220.60	$189.55	$138.89	$177.25

Total Return (%)	6.9	16.4	36.5	(21.6)	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.98	0.99	0.97	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	0.95	—	0.97	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.94	0.98	0.99	0.97	1.00
Ratio of net investment income (loss) to average net assets (%)	0.05	(0.13)	(0.21)	0.14	0.18
Portfolio turnover rate (%)	101	135	118	99	111
Net assets, end of period (000)	$351,279	$368,666	$348,406	$281,477	$406,525

	Class B
	Year ended December 31,			July 29, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$219.20	$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	(0.25)	0.08	(0.24)	0.00
Net realized and unrealized gain (loss) of investments	14.50	30.53	50.63	(6.69)

Total from investment operations	14.25	30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00

Total distributions	(2.70)	0.00	0.00	0.00

Net Asset Value, End of Period	$230.75	$219.20	$188.59	$138.20

Total Return (%)	6.7	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.19	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.17	1.20	—	1.22	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.19	1.23	1.24	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.16)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	101	135	118	99
Net assets, end of period (000)	$25,364	$6,440	$98	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Loomis Sayles Small Cap Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$219.57	$188.95	$138.65	$177.03	$179.40

Income from Investment Operations
Net investment income (loss)	(0.21)	(0.45)	(0.37)	0.03	0.07
Net realized and unrealized gain (loss) of investments	14.68	31.07	50.67	(38.32)	(2.44)

Total from investment operations	14.47	30.62	50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.09)	0.00
Distributions from net realized capital gains	(2.70)	0.00	0.00	0.00	0.00

Total distributions	(2.70)	0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$231.34	$219.57	$188.95	$138.65	$177.03

Total Return (%)	6.8	16.2	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	1.13	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	1.10	—	1.12	1.15	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.09	1.13	1.14	1.12	1.15	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.26)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	101	135	118	99	111
Net assets, end of period (000)	$50,554	$47,131	$31,759	$10,242	$2,142

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Russell 2000 Index Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.01	$11.95	$8.25	$10.43	$10.37

Income From Investment Operations
Net investment income	0.14	0.12	0.08	0.08	0.10
Net realized and unrealized gain (loss) of investments	0.40	2.00	3.69	(2.20)	(0.01)

Total from investment operations	0.54	2.12	3.77	(2.12)	0.09

Less Distributions
Distributions from net investment income	(0.11)	(0.06)	(0.07)	(0.05)	(0.03)
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.63)	(0.06)	(0.07)	(0.06)	(0.03)

Net Asset Value, End of Period	$13.92	$14.01	$11.95	$8.25	$10.43

Total Return (%)	4.5	17.8	46.1	(20.5)	0.9
Ratio of operating expenses to average net assets (%)	0.35	0.37	0.47	0.49	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	—	—	—	0.56
Ratio of net investment income to average net assets (%)	1.10	0.97	0.89	0.99	1.03
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$266,467	$254,898	$216,744	$131,184	$141,958

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.82	$11.80	$8.16	$10.33	$9.84

Income From Investment Operations
Net investment income	0.10	0.08	0.05	0.05	0.06
Net realized and unrealized gain (loss) of investments	0.41	1.98	3.65	(2.17)	0.46

Total from investment operations	0.51	2.06	3.70	(2.12)	0.52

Less Distributions
Distributions from net investment income	(0.08)	(0.04)	(0.06)	(0.04)	(0.03)
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.60)	(0.04)	(0.06)	(0.05)	(0.03)

Net Asset Value, End of Period	$13.73	$13.82	$11.80	$8.16	$10.33

Total Return (%)	4.3	17.4	45.7	(20.6)	5.3	(b)
Ratio of operating expenses to average net assets (%)	0.60	0.62	0.72	0.74	0.80	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	—	—	—	0.81	(c)
Ratio of net investment income to average net assets (%)	0.87	0.77	0.64	0.79	0.83	(c)
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$108,689	$76,322	$39,911	$13,267	$7,292

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Russell 2000 Index Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.95	$11.92	$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.13	0.09	0.07	0.07	0.01
Net realized and unrealized gain (loss) of investments	0.40	1.99	3.69	(2.20)	(0.05)

Total from investment operations	0.53	2.08	3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.09)	(0.05)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	(0.52)	0.00	0.00	(0.01)	0.00

Total distributions	(0.61)	(0.05)	(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$13.87	$13.95	$11.92	$8.23	$10.42

Total Return (%)	4.4	17.5	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.50	0.52	0.62	0.64	0.70	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	—	—	—	0.71	(c)
Ratio of net investment income to average net assets (%)	0.95	0.82	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	39	39	42	53	47
Net assets, end of period (000)	$49,489	$51,061	$38,059	$6,259	$8

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

T. Rowe Price Small Cap Growth Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.63	$12.27	$8.71	$11.89	$14.30

Income From Investment Operations
Net investment loss	(0.02)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	1.52	1.40	3.60	(3.14)	(1.27)

Total from investment operations	1.50	1.36	3.56	(3.18)	(1.31)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.10)

Total distributions	0.00	0.00	0.00	0.00	(1.10)

Net Asset Value, End of Period	$15.13	$13.63	$12.27	$8.71	$11.89

Total Return (%)	11.0	11.1	40.9	(26.7)	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	0.60	0.63	0.61	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	0.60	0.63	—	—
Ratio of net investment loss to average net assets (%)	(0.14)	(0.31)	(0.39)	(0.38)	(0.34)
Portfolio turnover rate (%)	31	28	25	44	38
Net assets, end of period (000)	$318,845	$312,834	$297,728	$210,410	$298,699

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	1.48	1.36	3.53	(0.07)

Total from investment operations	1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$14.88	$13.44	$12.11	$8.59

Total Return (%)	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.85	0.88	—
Ratio of net investment loss to average net assets (%)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	31	28	25	44
Net assets, end of period (000)	$30,357	$15,516	$152	$3

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

T. Rowe Price Small Cap Growth Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.49	$12.15	$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) of investments	1.50	1.39	3.54	(3.14)	(0.42)

Total from investment operations	1.46	1.34	3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$14.95	$13.49	$12.15	$8.64	$11.80

Total Return (%)	10.8	11.0	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	0.75	0.78	—	—
Ratio of net investment loss to average net assets (%)	(0.30)	(0.45)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	31	28	25	44	38
Net assets, end of period (000)	$19,910	$18,321	$11,353	$1,809	$0.1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI International Stock Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.50	$9.86	$7.76	$9.49	$12.39

Income From Investment Operations
Net investment income	0.14	0.10	0.11	0.08	0.08
Net realized and unrealized gain (loss) of investments	1.92	1.68	2.05	(1.73)	(2.57)

Total from investment operations	2.06	1.78	2.16	(1.65)	(2.49)

Less Distributions
Distributions from net investment income	(0.08)	(0.14)	(0.06)	(0.08)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.38)

Total distributions	(0.08)	(0.14)	(0.06)	(0.08)	(0.41)

Net Asset Value, End of Period	$13.48	$11.50	$9.86	$7.76	$9.49

Total Return (%)	18.0	18.2	28.0	(17.5)	(20.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.08	1.13	1.12	1.16
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.06	1.11	1.12	1.14
Ratio of net investment income to average net assets (%)	1.23	0.85	1.21	0.90	0.73
Portfolio turnover rate (%)	69	90	148	50	68
Net assets, end of period (000)	$413,322	$344,340	$318,996	$271,015	$340,426

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$11.38	$9.76	$7.69	$9.39

Income From Investment Operations
Net investment income	0.12	0.07	0.03	0.02
Net realized and unrealized gain (loss) of investments	1.88	1.67	2.09	(1.72)

Total from investment operations	2.00	1.74	2.12	(1.70)

Less Distributions
Distributions from net investment income	(0.05)	(0.12)	(0.05)	0.00

Total distributions	(0.05)	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$13.33	$11.38	$9.76	$7.69

Total Return (%)	17.6	18.0	27.8	(18.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.31	1.33	1.38	1.37	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	1.31	1.36	1.37	(c)
Ratio of net investment income (loss) to average net assets (%)	0.89	0.56	(0.04)	0.35	(c)
Portfolio turnover rate (%)	69	90	148	50
Net assets, end of period (000)	$54,530	$24,612	$14,859	$1

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

FI International Stock Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.41	$9.79	$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.13	0.07	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	1.89	1.68	2.05	(1.73)	(1.48)

Total from investment operations	2.02	1.75	2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.06)	(0.13)	(0.05)	(0.07)	0.00

Total distributions	(0.06)	(0.13)	(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$13.37	$11.41	$9.79	$7.71	$9.43

Total Return (%)	17.8	18.0	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	1.23	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.16	1.21	1.26	1.27	1.30	(c)
Ratio of net investment income (loss) to average net assets (%)	1.08	0.70	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	69	90	148	50	68
Net assets, end of period (000)	$66,569	$58,712	$47,619	$17,262	$2,194

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

Morgan Stanley EAFE Index Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.64	$9.80	$7.26	$8.75	$11.22

Income From Investment Operations
Net investment income	0.25	0.21	0.14	0.10	0.09
Net realized and unrealized gain (loss) of investments	1.26	1.70	2.54	(1.55)	(2.52)

Total from investment operations	1.51	1.91	2.68	(1.45)	(2.43)

Less Distributions
Distributions from net investment income	(0.20)	(0.07)	(0.14)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.20)	(0.07)	(0.14)	(0.04)	(0.04)

Net Asset Value, End of Period	$12.95	$11.64	$9.80	$7.26	$8.75

Total Return (%)	13.2	19.6	37.6	(16.6)	(21.7)
Ratio of operating expenses to average net assets (%)	0.51	0.59	0.71	0.73	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	—	—	0.79	0.82
Ratio of net investment income to average net assets (%)	2.19	2.01	1.85	1.43	1.00
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$242,623	$210,034	$176,835	$112,325	$112,775

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.48	$9.68	$7.18	$8.66	$11.12

Income From Investment Operations
Net investment income	0.19	0.12	0.11	0.06	0.04
Net realized and unrealized gain (loss) of investments	1.27	1.74	2.51	(1.50)	(2.46)

Total from investment operations	1.46	1.86	2.62	(1.44)	(2.42)

Less Distributions
Distributions from net investment income	(0.18)	(0.06)	(0.12)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.01)

Total distributions	(0.18)	(0.06)	(0.12)	(0.04)	(0.04)

Net Asset Value, End of Period	$12.76	$11.48	$9.68	$7.18	$8.66

Total Return (%)	12.9	19.3	37.2	(16.8)	(21.8	)(b)
Ratio of operating expenses to average net assets (%)	0.76	0.84	0.96	0.98	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.76	—	—	1.04	1.07	(c)
Ratio of net investment income to average net assets (%)	1.86	1.60	1.45	1.11	0.46	(c)
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$145,077	$73,707	$27,933	$9,654	$4,099

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Morgan Stanley EAFE Index Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.59	$9.77	$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.26	0.19	0.13	0.06	0.00
Net realized and unrealized gain (loss) of investments	1.23	1.70	2.52	(1.51)	(1.69)

Total from investment operations	1.49	1.89	2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.18)	(0.07)	(0.13)	(0.04)	0.00

Total distributions	(0.18)	(0.07)	(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$12.90	$11.59	$9.77	$7.25	$8.74

Total Return (%)	13.0	19.4	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.66	0.74	0.86	0.88	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.66	—	—	0.94	0.97	(c)
Ratio of net investment income to average net assets (%)	2.05	1.91	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	22	38	43	23	9
Net assets, end of period (000)	$74,489	$73,449	$54,269	$9,838	$61

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Oppenheimer Global Equity Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.09	$11.43	$8.98	$10.86	$14.62

Income From Investment Operations
Net investment income	0.12	0.11	0.14	0.13	0.35
Net realized and unrealized gain (loss) of investments	1.98	1.74	2.52	(1.84)	(2.55)

Total from investment operations	2.10	1.85	2.66	(1.71)	(2.20)

Less Distributions
Distributions from net investment income	(0.08)	(0.19)	(0.21)	(0.17)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.25)

Total distributions	(0.08)	(0.19)	(0.21)	(0.17)	(1.56)

Net Asset Value, End of Period	$15.11	$13.09	$11.43	$8.98	$10.86

Total Return (%)	16.2	16.4	30.5	(16.0)	(16.1)
Ratio of operating expenses to average net assets (%)	0.93	0.81	0.84	0.81	0.80
Ratio of net investment income to average net assets (%)	0.87	0.95	1.35	1.27	2.90
Portfolio turnover rate (%)	115	79	65	45	36
Net assets, end of period (000)	$226,037	$195,181	$179,334	$143,518	$183,296

	Class B
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$13.04	$11.59

Income From Investment Operations
Net investment income	0.05	0.02
Net realized and unrealized gain of investments	2.02	1.43

Total from investment operations	2.07	1.45

Less Distributions
Distributions from net investment income	(0.05)	0.00

Total distributions	(0.05)	0.00

Net Asset Value, End of Period	$15.06	$13.04

Total Return (%)	16.0	12.5	(b)
Ratio of operating expenses to average net assets (%)	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	0.53	0.54	(c)
Portfolio turnover rate (%)	115	79
Net assets, end of period (000)	$27,790	$3,646

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Oppenheimer Global Equity Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.04	$11.40	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.11	0.11	0.13	0.19	0.00
Net realized and unrealized gain (loss) of investments	1.97	1.71	2.52	(1.91)	(1.36)

Total from investment operations	2.08	1.82	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	(0.06)	(0.18)	(0.21)	(0.17)	0.00

Total distributions	(0.06)	(0.18)	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$15.06	$13.04	$11.40	$8.96	$10.85

Total Return (%)	16.1	16.1	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	1.08	0.96	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	0.71	0.81	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	115	79	65	45	36
Net assets, end of period (000)	$20,674	$15,303	$10,515	$2,870	$47

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Diversified Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.11	$15.13	$13.07	$15.51	$18.38

Income From Investment Operations
Net investment income	0.39	0.32	0.30	0.42	0.49
Net realized and unrealized gain (loss) of investments	0.09	0.95	2.30	(2.53)	(1.62)

Total from investment operations	0.48	1.27	2.60	(2.11)	(1.13)

Less Distributions
Distributions from net investment income	(0.26)	(0.29)	(0.54)	(0.33)	(0.78)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.96)

Total distributions	(0.26)	(0.29)	(0.54)	(0.33)	(1.74)

Net Asset Value, End of Period	$16.33	$16.11	$15.13	$13.07	$15.51

Total Return (%)	3.1	8.5	20.6	(13.9)	(6.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.50	0.51	0.49	0.49
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.49	0.49	0.50	0.48	0.47
Ratio of net investment income to average net assets (%)	2.22	1.99	2.00	2.68	2.73
Portfolio turnover rate (%)	443	232	211	112	131
Net assets, end of period (000)	$1,705,344	$1,875,196	$1,922,067	$1,688,913	$2,345,064

	Class B
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$16.03	$14.97

Income from Investment Operations
Net investment income	0.25	0.11
Net realized and unrealized gain of investments	0.19	0.95

Total from investment operations	0.44	1.06

Less Distributions
Distributions from net investment income	(0.22)	0.00

Total distributions	(0.22)	0.00

Net Asset Value, End of Period	$16.25	$16.03

Total Return (%)	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.01	2.27	(c)
Portfolio turnover rate (%)	443	232
Net assets, end of period (000)	$40,749	$20,413

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Diversified Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.07	$15.11	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.33	0.29	0.41	0.40	0.01
Net realized and unrealized gain (loss) of investments	0.13	0.94	2.17	(2.52)	(0.68)

Total from investment operations	0.46	1.23	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	(0.23)	(0.27)	(0.53)	(0.33)	0.00

Total distributions	(0.23)	(0.27)	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$16.30	$16.07	$15.11	$13.06	$15.51

Total Return (%)	3.0	8.3	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.65	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.64	0.64	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	2.07	1.88	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	443	232	211	112	131
Net assets, end of period (000)	$80,444	$85,223	$52,609	$11,490	$22

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MFS Total Return Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$147.96	$138.13	$119.83	$141.92	$185.92

Income from Investment Operations
Net investment income	3.84	3.60	3.30	3.89	4.60
Net realized and unrealized gain (loss) of investments	0.46	11.53	16.79	(10.18)	(11.61)

Total from investment operations	4.30	15.13	20.09	(6.29)	(7.01)

Less Distributions
Distributions from net investment income	(2.61)	(4.52)	(1.79)	(4.47)	(6.60)
Distributions from net realized capital gains	(1.66)	(0.78)	0.00	(11.33)	(30.39)

Total distributions	(4.27)	(5.30)	(1.79)	(15.80)	(36.99)

Net Asset Value, End of Period	$147.99	$147.96	$138.13	$119.83	$141.92

Total Return (%)	3.1	11.3	17.0	(5.4)	(3.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.66	0.64	0.69	0.66	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	0.63	0.69	—	—
Ratio of net investment income to average net assets (%)	2.53	2.60	2.55	2.98	2.96
Portfolio turnover rate (%)	47	89	62	91	160
Net assets, end of period (000)	$261,653	$268,870	$148,601	$133,092	$157,716

	Class B
	Year ended December 31,			May 1, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$146.59	$136.93	$119.01	$129.24

Income from Investment Operations
Net investment income	2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) of investments	1.16	11.01	17.11	(11.22)

Total from investment operations	3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(1.66)	(0.78)	0.00	0.00

Total distributions	(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$146.58	$146.59	$136.93	$119.01

Total Return (%)	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	0.88	0.94	—
Ratio of net investment income to average net assets (%)	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	47	89	62	91
Net assets, end of period (000)	$158,528	$103,373	$29,582	$7,168

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

MFS Total Return Portfolio

	Class E
	Year ended December 31, 2005	April 26, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$147.29	$135.61

Income from Investment Operations
Net investment income	3.46	2.33
Net realized and unrealized gain of investments	0.60	9.35

Total from investment operations	4.06	11.68

Less Distributions
Distributions from net investment income	(2.33)	0.00
Distributions from net realized capital gains	(1.66)	0.00

Total distributions	(3.99)	0.00

Net Asset Value, End of Period	$147.36	$147.29

Total Return (%)	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.38	2.57	(c)
Portfolio turnover rate (%)	47	89
Net assets, end of period (000)	$90,637	$89,519

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

BlackRock Bond Income Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$113.72	$115.62	$112.74	$109.33	$109.66

Income From Investment Operations
Net investment income	4.69	4.44	4.55	5.30	5.92
Net realized and unrealized gain (loss) of investments	(2.06)	0.41	1.93	3.57	3.20

Total from investment operations	2.63	4.85	6.48	8.87	9.12

Less Distributions
Distributions from net investment income	(4.55)	(4.76)	(3.60)	(5.46)	(9.45)
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(5.87)	(6.75)	(3.60)	(5.46)	(9.45)

Net Asset Value, End of Period	$110.48	$113.72	$115.62	$112.74	$109.33

Total Return (%)	2.4	4.4	5.9	8.5	8.8
Ratio of operating expenses to average net assets (%)	0.47	0.46	0.47	0.51	0.49
Ratio of net investment income to average net assets (%)	3.96	3.57	3.69	4.53	5.99
Portfolio turnover rate (%)	890	458	428	356	271
Net assets, end of period (000)	$763,205	$814,560	$881,513	$939,369	$349,417

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$112.47	$114.51	$111.84	$108.70	$103.37

Income From Investment Operations
Net investment income	4.06	3.78	3.57	5.41	0.84
Net realized and unrealized gain (loss) of investments	(1.72)	0.73	2.58	3.11	4.49

Total from investment operations	2.34	4.51	6.15	8.52	5.33

Less Distributions
Distributions from net investment income	(4.29)	(4.56)	(3.48)	(5.38)	0.00
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00	0.00

Total distributions	(5.61)	(6.55)	(3.48)	(5.38)	0.00

Net Asset Value, End of Period	$109.20	$112.47	$114.51	$111.84	$108.70

Total Return (%)	2.2	4.2	5.6	8.2	5.2	(b)
Ratio of operating expenses to average net assets (%)	0.72	0.71	0.72	0.76	0.74	(c)
Ratio of net investment income to average net assets (%)	3.73	3.35	3.40	4.28	5.07	(c)
Portfolio turnover rate (%)	890	458	428	356	271
Net assets, end of period (000)	$235,057	$143,107	$91,135	$47,690	$7,931

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Bond Income Portfolio

	Class E
	Year ended December 31,			April 23, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) of investments	(1.89)	1.12	3.09	5.42

Total from investment operations	2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(1.32)	(1.99)	0.00	0.00
Total distributions	(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$109.73	$112.97	$114.98	$112.26

Total Return (%)	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	890	458	428	356
Net assets, end of period (000)	$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Lehman Brothers Aggregate Bond Index Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.02	$10.93	$11.17	$10.46	$9.90

Income from Investment Operations
Net investment income	0.49	0.46	0.45	0.47	0.54
Net realized and unrealized gain (loss) of investments	(0.27)	(0.02)	(0.06)	0.57	0.19

Total from investment operations	0.22	0.44	0.39	1.04	0.73

Less Distributions
Distributions from net investment income	(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Total distributions	(0.43)	(0.35)	(0.63)	(0.33)	(0.17)

Net Asset Value, End of Period	$10.81	$11.02	$10.93	$11.17	$10.46

Total Return (%)	2.1	4.1	3.6	10.2	7.4
Ratio of operating expenses to average net assets (%)	0.31	0.32	0.34	0.34	0.38
Ratio of net investment income to average net assets (%)	4.30	4.42	4.44	5.14	5.66
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$524,878	$550,456	$500,629	$346,774	$254,357

	Class B
	Year ended December 31,				January 2, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.87	$10.79	$11.04	$10.37	$9.93

Income from Investment Operations
Net investment income	0.36	0.36	0.40	0.38	0.38
Net realized and unrealized gain (loss) of investments	(0.16)	0.04	(0.04)	0.61	0.23

Total from investment operations	0.20	0.40	0.36	0.99	0.61

Less Distributions
Distributions from net investment income	(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Total distributions	(0.41)	(0.32)	(0.61)	(0.32)	(0.17)

Net Asset Value, End of Period	$10.66	$10.87	$10.79	$11.04	$10.37

Total Return (%)	1.9	3.8	3.4	9.9	6.1	(b)
Ratio of operating expenses to average net assets (%)	0.56	0.57	0.59	0.59	0.63	(c)
Ratio of net investment income to average net assets (%)	4.06	4.16	4.20	4.89	5.33	(c)
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$354,652	$170,958	$73,938	$45,788	$16,276

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Lehman Brothers Aggregate Bond Index Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.97	$10.89	$11.14	$10.45	$9.97

Income from Investment Operations
Net investment income	0.46	0.44	0.52	0.45	0.02
Net realized and unrealized gain (loss) of investments	(0.25)	(0.02)	(0.15)	0.57	0.46

Total from investment operations	0.21	0.42	0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.41)	(0.34)	(0.62)	(0.33)	0.00

Total distributions	(0.41)	(0.34)	(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.77	$10.97	$10.89	$11.14	$10.45

Total Return (%)	2.0	3.9	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.46	0.47	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.15	4.26	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	23	27	46	48	18
Net assets, end of period (000)	$190,840	$200,270	$115,749	$32,511	$87

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Western Asset Management High Yield Bond Portfolio

	Class A
	Year ended December 31,
	2005		2004++		2003++		2002++		2001++
Net Asset Value, Beginning of Period	$9.91		$9.76		$8.11		$9.04		$8.77

Income From Investment Operations
Net investment income	0.67	(a)	0.70	(a)	0.77	(a)	0.78	(a)	0.80	(a)
Net realized and unrealized gain (loss) on investments	(0.54	)(a)	0.16	(a)	1.59	(a)	(0.40	)(a)	0.04	(a)

Total from investment operations	0.13		0.86		2.36		0.38		0.84

Less Distributions
Distributions from net investment income	0.00		(0.70)		(0.71)		(1.31)		(0.57)
Distributions from net realized capital gains	0.00		(0.01)		0.00		0.00		0.00
Distributions in excess of net realized capital gains	0.00		0.00		0.00		0.00		0.00

Total distributions	0.00		(0.71)		(0.71)		(1.31)		(0.57)

Net Asset Value, End of Period	$10.04		$9.91		$9.76		$8.11		$9.04

Total Return (%)	1.32		8.75	(b)	29.15		4.57		9.55
Ratio of operating expenses to average net assets (%)	0.61		0.60		0.65		0.71		0.73
Ratio of operating expenses to average net assets before reimbursement (%)	0.61		0.63		0.65		0.71		0.73
Ratio of net investment income to average net assets (%)	6.79		7.08		8.28		8.81		8.79
Portfolio turnover rate (%)	103		79		80		100		110
Net assets, end of period (in millions)	$117		$107		$96		$61		$50

(a)	Per share amounts based on average shares outstanding during the year.
(b)	The adviser to the Portfolio’s predecessor fund fully reimbursed the predecessor fund for losses incurred resulting from violations of the predecessor fund’s investment restrictions. Without this reimbursement, total return would have been 8.64%
++	Audited by other Independent Registered Public Accounting Firm.

Western Asset Management Strategic Bond Opportunities Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.04	$12.61	$11.44	$11.20	$11.42

Income From Investment Operations
Net investment income	0.36	0.46	0.51	0.69	0.70
Net realized and unrealized gain (loss) of investments	(0.01)	0.35	0.92	0.35	0.04

Total from investment operations	0.35	0.81	1.43	1.04	0.74

Less Distributions
Distributions from net investment income	(0.41)	(0.38)	(0.26)	(0.80)	(0.96)
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.67)	(0.38)	(0.26)	(0.80)	(0.96)

Net Asset Value, End of Period	$12.72	$13.04	$12.61	$11.44	$11.20

Total Return (%)	2.8	6.6	12.6	9.6	6.6
Ratio of operating expenses to average net assets (%)	0.75	0.77	0.81	0.85	0.84
Ratio of net investment income to average net assets (%)	4.11	3.79	4.66	6.25	6.44
Portfolio turnover rate (%)	507	393	329	239	248
Net assets, end of period (000)	$213,906	$164,213	$153,549	$122,023	$109,448

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.99	$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.40	0.39	0.23	0.14
Net realized and unrealized gain (loss) of investments	(0.08)	0.38	1.19	0.84

Total from investment operations	0.32	0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.39)	(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00

Total distributions	(0.65)	(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$12.66	$12.99	$12.58	$11.41

Total Return (%)	2.6	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	1.00	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	3.92	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	507	393	329	239
Net assets, end of period (000)	$120,590	$36,346	$268	$2

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Western Asset Management Strategic Bond Opportunities Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.00	$12.58	$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.50	0.38	0.42	0.73	0.10
Net realized and unrealized gain (loss) of investments	(0.17)	0.41	0.99	0.29	0.30

Total from investment operations	0.33	0.79	1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.39)	(0.37)	(0.25)	(0.80)	0.00
Distributions from net realized capital gains	(0.26)	0.00	0.00	0.00	0.00

Total distributions	(0.65)	(0.37)	(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$12.68	$13.00	$12.58	$11.42	$11.20

Total Return (%)	2.7	6.5	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	0.90	0.92	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	3.95	3.64	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	507	393	329	239	248
Net assets, end of period (000)	$151,881	$144,605	$96,026	$26,060	$2,476

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Western Asset Management U.S. Government Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.43	$12.34	$12.34	$11.97	$11.94

Income from Investment Operations
Net investment income	0.19	0.20	0.18	0.38	0.37
Net realized and unrealized gain of investments	0.01	0.18	0.02	0.54	0.41

Total from investment operations	0.20	0.38	0.20	0.92	0.78

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.08)	(0.38)	(0.75)
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.41)	(0.29)	(0.20)	(0.55)	(0.75)

Net Asset Value, End of Period	$12.22	$12.43	$12.34	$12.34	$11.97

Total Return (%)	1.7	3.0	1.7	7.9	6.7
Ratio of operating expenses to average net assets (%)	0.61	0.64	0.65	0.70	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	0.64	0.65	0.70	0.73
Ratio of net investment income to average net assets (%)	3.00	1.56	1.22	2.20	4.49
Portfolio turnover rate (%)	964	977	882	672	362
Net assets, end of period (000)	$471,703	$148,047	$154,010	$180,989	$102,066

	Class B
	Year ended December 31,			July 30, 2002(a) through December 31, 2002
	2005	2004	2003
Net Asset Value, Beginning of Period	$12.38	$12.31	$12.31	$11.88

Income from Investment Operations
Net investment income	0.25	0.16	0.06	0.04
Net realized and unrealized gain (loss) of investments	(0.08)	0.17	0.14	0.39

Total from investment operations	0.17	0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.08)	0.00
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	0.00

Total distributions	(0.39)	(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$12.16	$12.38	$12.31	$12.31

Total Return (%)	1.4	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.86	0.89	0.90	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.86	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	2.76	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	964	977	882	672
Net assets, end of period (000)	$117,258	$35,073	$347	$2

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

Western Asset Management U.S. Government Portfolio

	Class E
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.38	$12.31	$12.32	$11.96	$11.45

Income from Investment Operations
Net investment income	0.34	0.17	0.12	0.31	0.07
Net realized and unrealized gain (loss) of investments	(0.15)	0.17	0.07	0.42	0.44

Total from investment operations	0.19	0.34	0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.15)	(0.14)	(0.08)	(0.20)	0.00
Distributions from net realized capital gains	(0.24)	(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.39)	(0.27)	(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$12.18	$12.38	$12.31	$12.32	$11.96

Total Return (%)	1.6	2.8	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.76	0.79	0.80	0.85	0.85	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.76	0.79	0.80	0.85	0.88	(c)
Ratio of net investment income to average net assets (%)	2.74	1.42	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	964	977	882	672	362
Net assets, end of period (000)	$117,409	$123,455	$114,450	$67,262	$6,289

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Money Market Portfolio

	Class A
	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.85	0.98	0.80	1.41	3.88

Total from investment operations	2.85	0.98	0.80	1.41	3.88

Less Distributions
Distributions from net investment income	(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Total distributions	(2.85)	(0.98)	(0.80)	(1.41)	(3.88)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	1.0	0.8	1.4	4.0
Ratio of operating expenses to average net assets (%)	0.41	0.42	0.40	0.43	0.42
Ratio of net investment income to average net assets (%)	2.83	0.97	0.78	1.40	3.80
Net assets, end of period (000)	$429,019	$469,674	$610,419	$332,151	$277,381

	Class B
	Year ended December 31,				May 1, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.60	0.73	0.55	1.16	1.95

Total from investment operations	2.60	0.73	0.55	1.16	1.95

Less Distributions
Distributions from net investment income	(2.60	(0.73)	(0.55)	(1.16)	(1.95)

Total distributions	(2.60)	(0.73)	(0.55)	(1.16)	(1.95)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	0.7	0.6	1.2	2.0	(b)
Ratio of operating expenses to average net assets (%)	0.66	0.67	0.65	0.68	0.67	(c)
Ratio of net investment income to average net assets (%)	2.84	0.74	0.65	1.15	1.65	(c)
Net assets, end of period (000)	$273,052	$78,809	$75,083	$57,260	$15,407

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

BlackRock Money Market Portfolio

	Class E
	Year ended December 31,		April 23, 2003(a) through December 31, 2003
	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.70	0.83	0.42

Total from investment operations	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(2.70)	(0.83)	(0.42)

Total distributions	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00

Total Return (%)	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.56	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$8,569	$11,619	$6,858

(a)	Commencement of operations.
(b)	Period less than one year is not computed on an annualized basis.
(c)	Computed on an annualized basis.

METROPOLITAN SERIES FUND, INC.

c/o MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

Statement of Additional Information (SAI)

The Fund’s SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund’s annual and semi-annual reports to shareholders contain additional information about each Portfolio (other than FI Large Cap Portfolio and Western Asset Management High Yield Bond Portfolio). The respective annual and semi-annual reports for the FI Large Cap Predecessor Fund and Western Asset Management High Yield Bond Predecessor Fund contain additional information about such funds. The aforementioned annual reports discuss the market conditions and investment strategies that significantly affected the performance of each relevant Portfolio or fund during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll-free (800) 638-7732. Free copies of the SAI and shareholder reports are available at the following website: www.metlife.com/msf.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.

Metropolitan Series Fund, Inc.’s Investment Company Act file number is 811-03618.

METROPOLITAN SERIES FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2006

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the “Fund”) dated May 1, 2006, as any prospectus may be supplemented or amended from time to time (the “Prospectus”), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2005 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit – MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

GENERAL

Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

INVESTMENT POLICIES

The investment objectives and principal investment strategies of each Portfolio (each, a “Portfolio,” and, collectively, the “Portfolios”) of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under “Investment Restrictions” and “Investment Practices” and the Prospectus.

Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (each, an “Asset Allocation Portfolio,” and, collectively, the “Asset Allocation Portfolios”) operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled “Investment Restrictions” and “Investment Practices.” For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of Met Investors Series Trust (“MIST”) (SEC File No. 811-10183).

Except as otherwise indicated, each Portfolio’s investment objective(s) and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio’s policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

The terms “shareholder approval” and “approval of a majority of the outstanding voting securities,” as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BlackRock Aggressive Growth Portfolio, BlackRock Investment Trust Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Strategic Value Portfolio

The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by Standards & Poor’s Corporation (“S&P”) or the “Prime” major rating category by Moody’s Investor Services, Inc.

(“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Bond Income Portfolio

The Portfolio may lend securities it owns so long as such loans do not exceed 33 % of the Portfolio’s total assets.

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Diversified Portfolio

The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio’s other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or Moody’s.

Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Money Market Portfolio

In determining how much of the Portfolio’s investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. “Asset-backed mortgages” includes private pools of nongovernment-backed mortgages.

The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

All the Portfolio’s investments mature in less than 397 days and the average maturity of the Portfolio’s securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See “Determination of Net Asset Values.” Where obligations of greater than one year are used to secure the Portfolio’s repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio’s investment portfolio of money market instruments. The value of the securities in the Portfolio’s investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

Davis Venture Value Portfolio

The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio’s total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

FI International Portfolio, FI Large Cap Portfolio and FI Value Leaders Portfolio

As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Portfolio

For purposes of normally investing at least 80% of the Portfolio’s assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company (“FMR”) intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio’s subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio’s investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody’s or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody’s or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

Harris Associates L.P. (“Harris”), the Portfolio’s subadviser, invests the Portfolio’s assets primarily in common stocks of U.S. companies, although it may invest up to 20% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in “Investment Practices—Foreign Equity Depositary Receipts”)). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio’s total assets in American Depositary Receipts and securities of foreign issuers.

Harris may invest the Portfolio’s assets in debt securities, including high yield debt (as defined in “Investment Practices—Lower Rated Fixed-income Securities (High Yield Debt)”) and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio’s assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 20% of the Portfolio’s total assets in high yield debt.

Harris may engage in lending of portfolio securities (as defined in “Investment Practices—Lending of Portfolio Securities”) with up to 33  1/3% of the Portfolio’s total assets and in short sales (as defined in “Investment Practices—Short Sales ‘Against the Box’”) with up to 20% of its total assets.

Harris may purchase and sell both call options and put options on securities (as defined in “Investment Practices—Purchasing and Selling Options on Securities”) for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are “covered” (as defined in “Investment Practices—Purchasing and Selling Options on Securities” under the heading “Writing Covered Options”).

Harris Oakmark Large Cap Value Portfolio

The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

The Portfolio may invest in forward foreign currency contracts.

Jennison Growth Portfolio

Jennison Associates LLC (“Jennison”), the Portfolio’s subadviser, will normally invest at least 65% of the Portfolio’s assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts (“ADRs”) and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the “SEC”).

Loomis Sayles Small Cap Portfolio

As described in the Prospectus, the Portfolio normally invests at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

Neuberger Berman Mid Cap Value Portfolio

The Portfolio normally may invest up to 20% of its total assets in debt securities.

Oppenheimer Global Equity Portfolio

Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio’s total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

T. Rowe Price Large Cap Growth Portfolio

The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”) or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Western Asset Management High Yield Bond Portfolio

The Portfolio will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolio does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

The Portfolio’s investments in commercial paper are limited to those rated A-1 by S&P or PRIME-1 by Moody’s.

The Portfolio does not intend to purchase when-issued securities for speculative or “leverage” purposes.

The Portfolio will not make investments that will result in more than 5% of total assets being invested in the securities of newly-formed companies and equity securities that are not readily marketable.

Western Asset Management Strategic Bond Opportunities Portfolio

The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See “Investment Practices—Loan Participations and Assignments” below.

Certain of the debt securities in which the Portfolio may invest may be rated as low as “C” by Moody’s or “D” by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as “high yield debt” or “junk bonds.” See “Investment Practices—Lower Rated Fixed-Income Securities” below. See Appendix A for more complete information on bond ratings.

In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

There is no limit on the value of the Portfolio’s assets that may be invested in the securities of any one country or in assets denominated in any one country’s currency.

The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

The Portfolio’s subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

Although the Portfolio’s investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio’s use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Western Asset Management U.S. Government Portfolio

Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated “investment grade” (i.e., securities that earn one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

Zenith Equity Portfolio

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio’s assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the “Zenith Underlying Portfolios”). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio’s assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled “Investment Restrictions” and “Investment Practices.”

INVESTMENT RESTRICTIONS

The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 38 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio’s investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio’s investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

None of the Portfolios will:

1.	Borrow money, except to the extent permitted by applicable law, regulation or order;

2.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3.	Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4.	Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

5.	Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

6.	Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

7.	*Issue any senior securities except to the extent permitted by applicable law, regulation or order.

* For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Non-Fundamental Investment Restrictions

None of the Portfolios will:

1.	Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2.	*Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

3.	Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

4.	**With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

5.	**With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), “illiquid securities” is defined in this SAI under “Investment Practices—Illiquid Securities.”

** The non-fundamental investment restrictions in (4) and (5) above do not apply to Harris Oakmark Focused Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation or MetLife Aggressive Allocation.

Insurance Law Restrictions

The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund’s investments, and accordingly the investments of each Portfolio, be “adequately diversified” in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

INVESTMENT PRACTICES

The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

Each Asset Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers’ allocation among the Underlying Portfolios. Accordingly, each Asset Allocation Portfolio’s investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in “Investment Company Securities” below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

A Portfolio may be subject to specific limitations on these investment practices, as stated above under “Investment Policies” or “Investment Restrictions” or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under “Investment Restrictions.” The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the “Equity Index Portfolios,” and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the “Index Portfolios.”

Investment Practices	Portfolios

Equity Securities	All Portfolios other than Lehman Brothers Aggregate Bond Index and BlackRock Money Market

Convertible Securities	All Portfolios other than BlackRock Money Market

Fixed-income Securities	All Portfolios

Money Market Instruments	All Portfolios

U.S. Government Securities	All Portfolios

Mortgage-Related Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Stripped Mortgage Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Asset-backed Securities	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Zero Coupon Securities	All Portfolios other than BlackRock Money Market and Equity Index Portfolios

Lower Rated Fixed-income Securities (High Yield Debt)	All Portfolios other than BlackRock Money Market and Equity Index Portfolios

Foreign Securities	All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities	All Portfolios other than Equity Index Portfolios and BlackRock Money Market

Brady Bonds	All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Foreign Equity Depositary Receipts	All Portfolios other than Lehman Brothers Aggregate Bond Index and BlackRock Money Market

Yankee Bonds	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders, FI International Stock and MFS Total Return

Foreign Currency Transactions, including Forward Contracts, Futures and Options	All Portfolios other than BlackRock Money Market, Russell 2000 Index, MetLife Mid Cap Stock Index and MetLife Stock Index (except that Neuberger Berman Mid Cap Value may not purchase options on foreign currencies)

Investment Practices	Portfolios

Emerging Markets	All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies	All Portfolios other than Equity Index Portfolios and MFS Total Return

Illiquid Securities	All Portfolios

Rule 144A Securities	All Portfolios

Real Estate Investment Trusts	All Portfolios other than BlackRock Money Market and MFS Total Return

Investment Company Securities	All Portfolios

Exchange Traded Funds	All Portfolios other than BlackRock Money Market and MFS Total Return

Repurchase Agreements	All Portfolios

Reverse Repurchase Agreements	All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Dollar Rolls	All Portfolios other than FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Purchasing and Selling Futures (and options thereon)	All Portfolios other than Neuberger Berman Mid Cap Value, BlackRock Money Market and Harris Oakmark Focused Value

Purchasing and Selling Options	All Portfolios other than Neuberger Berman Mid Cap Value and BlackRock Money Market

Eurodollar Futures and Options	All Portfolios other than BlackRock Money Market, Neuberger Berman Mid Cap Value, FI Mid Cap Opportunities and FI Value Leaders

Loan Participations and Assignments	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Swaps, Caps, Floors, Collars, Etc.	All Portfolios other than BlackRock Money Market, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock (Neuberger Berman Mid Cap Value may not engage in swaps)

Inverse Floaters	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Structured Notes	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Capital Securities	All Portfolios other than BlackRock Money Market, Equity Index

Investment Practices	Portfolios
Portfolios, FI Mid Cap Opportunities, FI Value Leaders, FI International Stock and MFS Total Return

Payment-in-Kind securities (“PIKs”)	All Portfolios other than BlackRock Money Market, Equity Index Portfolios, FI Mid Cap Opportunities, FI Value Leaders and FI International Stock

Warrants	All Portfolios other than BlackRock Money Market

Indexed Securities	All Portfolios other than BlackRock Money Market

When Issued Securities	All Portfolios

Forward Commitments	All Portfolios other than BlackRock Money Market

Hybrid Instruments	All Portfolios other than BlackRock Money Market and MFS Total Return (up to 10% of total assets for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth)

Short Sales “Against the Box”	Harris Oakmark Focused Value, MFS Total Return, BlackRock Legacy Large Cap Growth and BlackRock Bond Income

Lending of Portfolio Securities	All Portfolios

Equity Securities—The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities—The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities—The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security’s issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a “call option” and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio’s investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond’s cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond—that is, one with no coupon or sinking-fund payments—has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond’s current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond’s current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years’ maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

Percent change in bond price = (Duration x Absolute change in yield).

For example, a bond with 10 years’ duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years’ duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years’ duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments—Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio’s adviser or subadviser believes the risks are minimal.

The following constitutes a description of the money market instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

U.S. Government Securities—are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers’ Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

Certificates of Deposit—are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers’ Acceptances—are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Eurodollar Obligations—are obligations of foreign branches of U.S. banks.

Commercial Paper—refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See “Asset-backed securities” below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities—The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

U.S. Treasury Bills—Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

U.S. Treasury Notes and Bonds—Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes”—The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio’s average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities—The Portfolios listed above may invest in the following types of mortgage-related securities:

Privately Issued Mortgage Securities—These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations (“CMOs”; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

Adjustable Rate Mortgage Securities—An Adjustable Rate Mortgage Security (“ARM”), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Collateralized Mortgage Obligations —A Collateralized Mortgage Obligation (“CMO”) is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities—The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as “Super POs,” “Levered IOs” and “IOettes,” all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities—The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio’s subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio’s investments in illiquid securities.

Types of Credit Support—Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities—The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt)—The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below “investment grade” (i.e., rated below one of the top four ratings from Moody’s or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as “high yield debt” or “junk bonds”. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser’s or subadviser’s own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody’s and Fitch, Inc., please refer to “Appendix A-1—Description of Bond Ratings.”

Foreign Securities—The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

Although investing in foreign securities may increase a Portfolio’s diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio’s receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

A Portfolio’s investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio’s holdings are denominated will result in a change in the U.S. dollar value of the Portfolio’s assets and the Portfolio’s income available for distribution.

In addition, although part of a Portfolio’s income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares (“WEBS”) and similar securities that invest in securities included in foreign securities indices. See “Investment Practices—Foreign Equity Depositary Receipts.”

High Yield/High Risk Foreign Sovereign Debt Securities—The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries’ ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country’s cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the “IMF”), the World Bank and other international agencies, the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds—The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Brady Bonds involving an emerging market country are included in any Portfolio’s limitation on investments in emerging markets.

Foreign Equity Depositary Receipts—In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). In addition, the Portfolios listed above may invest in American Depositary Receipts (“ADRs”), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Equity Depositary Receipts can be either “sponsored” or “unsponsored.” Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds—The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options—The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to “lock in” the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio’s liquid holdings that settle in the relevant currency and the Portfolio’s outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

Subject to the investment policies described above in “Investment Policies” and “Investment Restrictions” and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See “Purchasing and Selling Options on Securities,” and “Purchasing and Selling Futures (and options thereon)” below. A Portfolio’s use of such transactions may be limited by tax considerations.

Emerging Markets—The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio’s ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under “Foreign Securities.” Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See “Investment Company Securities” below.

Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio’s investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies—The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities—Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in “illiquid securities,” that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio’s subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio’s shareholders.

Rule 144A Securities—The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio’s subadviser has determined, under guidelines established by the Fund’s Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts (“REITs”)—The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities—The Portfolios listed above may invest in other investment companies (“Investment Company Securities”) to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio’s subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio’s own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio.

Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity. For more information about the investment companies in which the Asset Allocation Portfolios may invest, please see the Prospectus.

Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio’s limitation on investment in other investment companies.

Exchange Traded Funds—The Portfolios listed above may invest in Exchange Traded Funds (“ETFs”) subject to the restrictions on the percentage of such Portfolios’ assets that may be represented by Investment Company Securities. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements—The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio’s adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls—The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under “Investment Policies” and “Investment Restrictions”.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio’s borrowings described under the heading “Investment Restrictions”.

Purchasing and Selling Futures (and options thereon)—The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under “Investment Policies” and “Investment Restrictions”.

Futures Contracts—A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as “initial margin,” an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin” or “maintenance margin.” A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio’s custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

Options on Futures—An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options—The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An “American style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under “Investment Policies” and “Investment Restrictions”.

Writing Covered Options—The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio’s custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer’s position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio’s total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

Over-the-Counter Options—An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a “primary dealer” in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the “cover” assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is “in-the-money”).

Risks Related to Futures and Options—The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio’s use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission (“CFTC”). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio’s total return for such period may be less than if it had not engaged in the futures or option transaction.

Future Developments—This discussion relates to a Portfolio’s proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options—The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments—The Portfolios listed above may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”).

The Portfolios listed above may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc.—The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio’s borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio’s subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

The liquidity of such agreements will be determined by a Portfolio’s subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio’s accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters—The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes—The Portfolios listed above may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio’s exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Portfolio’s investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the subadviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities—The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company’s subordinated debt.

Payment-in-Kind Securities (“PIKs”)—The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.

Warrants—The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities—The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities—The Portfolios listed above may invest in when-issued securities. If the value of a “when-issued” security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio’s risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a “when-issued” basis.

Forward Commitments—The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A

Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments—The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the subadviser expected.

Short Sales “Against the Box”—The Portfolios listed above may engage in short sales “against the box.” A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short “against the box.” Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities—Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under “Taxes” below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund’s portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

Only MetLife Advisers’ or a subadviser’s Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an “Authorized Person”) are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio’s portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund’s policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund’s service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties;

(iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include (a) financial printers and binding services; (b) document storage providers; (c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund’s portfolio holdings information on a confidential basis to various service providers. Among the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund’s portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:

• Bloomberg L.P.	• Morningstar Associates, LLC
• CDS/ Computer	• MSCI BARRA, Inc.
• Checkfree	• OMGEO LLC
• Deloitte & Touche LLP	• Edwards Angell Palmer and Dodge LLP
• Diversified Information Technologies, Inc.:	• Plexus
• Eagle Investment Systems Corp.	• Radianz
• FactSet Research Systems Inc.	• Ropes & Gray LLP
• Institutional Shareholder Services Inc.	• RR Donnelley
• Investor Tools Perform	• Salomon Analytics, Inc.
• ITG, Inc.	• Standard & Poor’s Investment Advisory Services, LLC
• KPMG LLP	• Standard and Poor’s Securities Evaluation Services
• Loan Pricing Corp.	• State Street Bank and Trust Company
• Mark-It Partners	• State Street Global Markets
• Mathias & Carr	• Sullivan & Worcester LLP
• MFS Fund Distributors, Inc.	• The MacGregor Group
• Morgan, Lewis & Bockius LLP	• Wilshire Analytics/Axiom

The Fund’s policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers’ or the relevant subadviser’s Chief Compliance Officer and the Fund’s Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund’s Board of Directors at its next regularly scheduled meeting.

Dissemination of a Portfolio’s nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings information.

RESOLVING MATERIAL CONFLICTS

Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company (“NELICO”), MetLife Investors USA Insurance Company (“MetLife Investors”), or General American Life Insurance Company (“General American”) and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund’s Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

DETERMINATION OF NET ASSET VALUES

The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund’s best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days’ prior written notice to affected shareholders.

Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)

Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market

The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money Market may at times be more or less than their market value.

By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder’s investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund’s Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class’ amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

EXPENSES

Expense Agreement

Pursuant to an expense agreement relating to each class of FI Large Cap, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and Western Asset Management High Yield Bond, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. Pursuant to the expense agreement, no class of FI Large Cap or Western Asset Management High Yield Bond is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are as follows:

Portfolio	Expense Limit Agreement
	Class A	Class B	Class E
FI Large Cap	0.95%	1.30%	1.10%
MetLife Conservative Allocation	0.10%	0.35%	0.25%
MetLife Conservative to Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%	0.25%
MetLife Aggressive Allocation	0.10%	0.35%	0.25%
Western Asset Management High Yield Bond	1.25%	1.50%	1.40%

Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2006 to April 30, 2007, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled “Advisory Fee Waivers” under “Advisory Arrangements.”

Additional Information About Expenses

Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio’s custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Directors’ meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2005 and what each Portfolio’s expenses would have been without the expense agreement for the same period.

Portfolio	Total Operating Expenses (as a percentage of average daily net assets)			Total Operating Expenses (as a percentage of average daily net assets) without the expense agreement
	Class A	Class B	Class E	Class A	Class B	Class E
BlackRock Large Cap Value	0.83%	1.08%	0.98%	0.85%	1.10%	1.00%
Franklin Templeton Small Cap Growth	1.11%	1.36%	1.26%	1.13%	1.38%	1.28%
MetLife Conservative Allocation	0.73%	0.98%	0.88%	0.73%	0.98%	0.88%
MetLife Conservative to Moderate Allocation	0.75%	1.00%	0.90%	0.75%	1.00%	0.90%
MetLife Moderate Allocation	0.79%	1.04%	0.94%	0.79%	1.04%	0.94%
MetLife Moderate to Aggressive Allocation	0.81%	1.06%	0.96%	0.81%	1.06%	0.96%
MetLife Aggressive Allocation	0.82%	1.07%	0.97%	0.82%	1.07%	0.97%

These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio’s assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio’s obligation to repay MetLife Advisers in future years, if any, when the Portfolio’s expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2005, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

	Expenses Deferred In
	2002	2003

	Subject to Repayment Until December 31,
Portfolio	2007	2006
Franklin Templeton Small Cap Growth	—	$69,953
BlackRock Large Cap Value	$40,701	—

For the year ended December 31, 2005, MetLife Advisers recovered $24,000 of deferred expenses from BlackRock Large Cap Value and $30,000 from Franklin Templeton Small Cap Growth.

DIRECTORS AND OFFICERS

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the

Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

Interested Directors (1)

Each Director below is an “interested person” (as defined by the 1940 Act) in that Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Arthur G. Typermass 43 Chestnut Street Garden City, NY 11530 Age: 68	Director	1998	Formerly, Senior Vice-President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† 226 Harris Drive State College, PA 16801 Age: 68	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39
Linda B. Strumpf Ford Foundation 320 E. 43rd Street New York, NY 10017 Age: 58	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39
Michael S. Scott Morton† Massachusetts Institute of Technology (“MIT”) 50 Memorial Drive Cambridge, MA 02138 Age: 68	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
H. Jesse Arnelle 400 Urbano Drive San Francisco, CA 94127 Age: 72	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39
Nancy Hawthorne 60 Hyslop Road Brookline, MA 02445 Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, Zenith Fund**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy)*.	39
John T. Ludes 57 Water Street Marion, MA 02738 Age: 69	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment).	39
Frances M. Hawk, CFA, CFP 108 Oxford Hill Lane Dowington, PA Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company*; Trustee, five mutual funds sponsored by The Travelers Insurance Company*. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	50

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years (2)
Jeffrey P. Halperin Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	38	Interim Chief Compliance Officer	2005	Assistant Vice President (since 2003), MetLife Group, Inc.; Assistant Vice President (since 2002), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^.
John F. Guthrie, Jr. MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	62	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), CitiStreet Funds, Inc.; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.
Alan C. Leland MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	53	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), CitiStreet Funds, Inc.; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc.
Peter Duffy MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	50	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc.; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), CitiStreet Funds, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years (2)
Thomas M. Lenz MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	47	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), CitiStreet Funds, Inc.; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

**	Following the sale of all of its assets to the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the Securities and Exchange Commission (“SEC”) on January 29, 2004

^	Effective May 1, 2006, CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.

(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the “State Street Research Funds”).

(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.

(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), variable annuity separate accounts of The Travelers Insurance Company (6 accounts), mutual funds sponsored by the Travelers Insurance Company (5 funds) and CitiStreet Funds, Inc. (4 portfolios).

Director Beneficial Ownership

The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

Director	Name of Portfolio	Dollar Range of Equity Securities in the Portfolio(1)	Dollar Range of Equity Securities In the Fund(1)
Arthur G. Typermass	BlackRock Aggressive Growth Portfolio	Over $100,000	Over $100,000
	FI International Stock Portfolio	$10,001-$50,000
	MetLife Stock Index Portfolio	Over $100,000

(1)	Represents ownership, as of December 31, 2005, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board

The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Garban and Scott Morton. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

The Governance Committee is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund’s candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund’s Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund’s Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the “candidate”); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the “Exchange Act”); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

During 2005, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met three times. The Nominating Committee did not meet in 2005.

Directors Fees

The officers and Directors of the Fund who are officers or employees of the MetLife Advisers, of any subadviser of the Fund or of MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate thereof for services rendered in those or other capacities.

Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors’ meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

The Fund provides no pension or retirement benefits to Directors.

The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2005.

Name of Director	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors (c)
H. Jesse Arnelle	$91,093	$94,000
Steve A. Garban	$98,361	$105,625
Nancy Hawthorne	$88,670	$91,500
Frances M. Hawk (a)	$0	$0
John T. Ludes	$93,515	$96,500
Michael S. Scott Morton	$103,206	$110,625
Toby Rosenblatt (b)	$17,928	$22,250
Linda B. Strumpf	$95,938	$99,000
Arthur G. Typermass	$81,402	$84,000

(a)	Began service on the Fund’s Board of Directors on May 1, 2006.

(b)	Resigned from the Fund’s Board of Directors on February 10, 2005.

(c)	As of January 30, 2005, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex.

The Fund provides no pension or retirement benefits to Directors.

At February 28, 2006, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

ADVISORY ARRANGEMENTS

Advisory Structure. Pursuant to separate advisory agreements (the “advisory agreements”), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements described below.

In each case, advisory services are provided subject to the supervision and control of the Fund’s Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member’s interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the “subadvisory agreements”), manages the assets of its Portfolio in accordance with each Portfolio’s investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

Metropolitan Life Insurance Company (“MetLife”), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Investment Trust, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value and BlackRock Money Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. (“PNC”). BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006.

Harris, subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc., a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC. IXIS Asset Management Holdings, LLC is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.’s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management US Corporation is a wholly-owned subsidiary of IXIS Asset Management Participations 1. IXIS Asset Management Participations 1 is a wholly-owned subsidiary of IXIS Asset Management Group. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company.

Neuberger Berman Management Inc. (“Neuberger Berman”), subadviser to Neuberger Berman Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

44

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles’ investment approach is its emphasis on investment research. Recommendations and reports of Loomis Sayles’ research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC. IXIS Asset Management Holdings, LLC. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.’s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management US Corporation is a wholly-owned subsidiary of IXIS Asset Management Participations 1. IXIS Asset Management Participations 1 is a wholly-owned subsidiary of IXIS Asset Management Group. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and by CNP Assurances, a large French life insurance company.

Davis Selected Advisers, L.P. (“Davis”), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected—NY, Inc. (“DSA-NY”).

MFS, subadviser to MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (“Sun Life”).

Capital Guardian Trust Company (“Capital Guardian”), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

Jennison Associates LLC (“Jennison”), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIMI”). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

FMR, subadviser to FI International Stock, FI Large Cap, FI Mid Cap Opportunities and FI Value Leaders, has entered into a sub-subadvisory agreement with FMR Co., Inc. (“FMRC”) pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder’s voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to Oppenheimer Global Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Western Asset Management Company (“Western Asset”), subadviser to Western Asset Management High Yield Bond, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company may, with respect to Western Asset Management High Yield Bond and Western Asset Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited (“Western Asset Limited”) any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.

Marketing Support Payments

The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees

The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio’s average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled “Expense Agreement” under “Expenses” and described below in the section entitled “Advisory Fee Waivers.” Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
BlackRock Aggressive Growth	.75% .70% .65%	First $500 million Next $500 million Over $1 billion

BlackRock Strategic Value	.85% .80% .75%	First $500 million Next $500 million Over $1 billion

BlackRock Bond Income	.40% .35% .30% .25%	First $1 billion Next $1 billion Next $1 billion Over $3 billion

BlackRock Diversified	.50% .45% .40%	First $500 million Next $500 million Over $1 billion

BlackRock Investment Trust	.55% .50% .45%	First $500 million Next $500 million Over $1 billion

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
BlackRock Legacy Large Cap Growth (a)	.73 .65	% %	First $1 billion Over $1 billion

BlackRock Large Cap Value	.70 .65 .60	% % %	First $250 million Next $500 million Over $750 million

BlackRock Money Market	.35 .30 .25	% % %	First $1 billion Next $1 billion Over $2 billion

Capital Guardian U.S. Equity	.70 .65 .60 .55	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Davis Venture Value (e)	.75 .70 .675	% % %	First $1 billion Next $2 billion Over $3 billion

FI International Stock	.86 .80 .75	% % %	First $500 million Next $500 million Over $1 billion

FI Large Cap	.80 .75 .70	% % %	First $250 million Next $500 million Over $750 million

FI Mid Cap Opportunities	.75 .70 .65	% % %	First $100 million Next $400 million Over $500 million

FI Value Leaders	.70 .65 .60 .55	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Franklin Templeton Small Cap Growth	.90 .85	% %	First $500 million Over $500 million

Harris Oakmark Focused Value	.75 .70	% %	First $1 billion Over $1 billion

Harris Oakmark Large Cap Value	.75 .70	% %	First $250 million Over $250 million

Jennison Growth	.70 .65 .60 .55	% % % %	First $200 million Next $300 million Next $1.5 billion Over $2 billion

Lehman Brothers Aggregate Bond Index	.25%		All Assets

Loomis Sayles Small Cap	.90 .85	% %	First $500 million Over $500 million

MetLife Aggressive Allocation Portfolio (b)	.10%		All Assets

Portfolio	Annual Percentage Rate		Average Daily Net Asset Value Levels
MetLife Conservative Allocation Portfolio (b)	.10%		All Assets

MetLife Conservative to Moderate Allocation Portfolio (b)	.10%		All Assets

MetLife Mid Cap Stock Index	.25%		All Assets

MetLife Moderate Allocation Portfolio (b)	.10%		All Assets

MetLife Moderate to Aggressive Allocation Portfolio (b)	.10%		All Assets

MetLife Stock Index	.25%		All Assets

MFS Total Return (h)	.60 .55 .50	% % %	First $250 million Next $500 million Over $750 million

Morgan Stanley EAFE Index	.30%		All Assets

Neuberger Berman Mid Cap Value	.70 .675 .65 .625 .60	% % % % %	First $100 million Next $250 million Next $500 million Next $750 million Over $1.6 billion

Oppenheimer Global Equity	.90 .55 .50 .475	% % % %	First $50 million Next $50 million Next $400 million Over $500 million

Russell 2000 Index	.25%		All Assets

T. Rowe Price Large Cap Growth (c)	.65 .60	% %	First $50 million Over $50 million

T. Rowe Price Small Cap Growth	.55 .50 .45	% % %	First $100 million Next $300 million Over $400 million

Western Asset Management High Yield Bond	.54 .43	% %	First $50 million Over $50 million

Western Asset Management Strategic Bond Opportunities (f)	.65 .55	% %	First $500 million Over $500 million

Western Asset Management U.S. Government (g)	.55 .45	% %	First $500 million Over $500 million

Zenith Equity (d)	N/A		N/A

(a)	Prior to May 1, 2004, the advisory fee payable by BlackRock Legacy Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of the Portfolio’s average daily net assets and 0.70% of such assets in excess of $1 billion.

(b)	In addition to the advisory fees set out above for each Asset Allocation Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset Allocation Portfolio invests.

(c)	Prior to August 5, 2004, the advisory fee rate for T. Rowe Price Large Cap Growth was at the annual rate of 0.70% of the first $50 million of the Portfolio’s average daily net assets and 0.60% of such assets over $50 million.

(d)	There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Value Leaders and Jennison Growth through its investment in these underlying Portfolios.

(e)	Prior to November 4, 2005, the advisory fee rate for Davis Venture Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio’s average daily net assets and 0.70% of such assets over $1 billion.

(f)	Prior to November 4, 2005, the advisory fee rate for Western Asset Management Strategic Bond Opportunities was at the annual rate of 0.65% of the Portfolio’s average daily net assets.

(g)	Prior to November 4, 2005, the advisory fee rate for Western Asset Management U.S. Government was at the annual rate of 0.55% of the Portfolio’s average daily net assets.

(h)	Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio’s average daily net assets.

Advisory Fee Waivers

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Advisory Fees” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
BlackRock Bond Income	0.025%	Over $1 billion and less than $2 billion
BlackRock Money Market	0.005%	First $500 million
	0.015%	Next $500 million
Loomis Sayles Small Cap	0.05%	All Assets
Lehman Brothers Aggregate Bond Index	0.006%	All Assets
MetLife Mid Cap Stock Index	0.007%	All Assets
MetLife Stock Index	0.007%	All Assets
Morgan Stanley EAFE Index	0.007%	All Assets
Russell 2000 Index	0.007%	All Assets
T. Rowe Price Large Cap Growth	0.015%	First $50 million

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. Rowe Price Large Cap and T. Rowe Price Small Cap, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees

MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers	Average Daily Net Asset Value Levels
BlackRock Aggressive Growth	.45% .35% .30% .25%	First $500 million Next $500 million Next $1.5 billion Over $2.5 billion

BlackRock Bond Income (a)	.20% .15% .10%	First $250 million Next $750 million Over $1 billion

BlackRock Diversified	.35% .30% .25%	First $250 million Next $250 million Over $500 million

BlackRock Investment Trust	.40% .35% .30% .25%	First $250 million Next $250 million Next $1.5 billion Over $2 billion

BlackRock Legacy Large Cap Growth (b)	.40% .35% .30%	First $300 million Next $700 million Over $1 billion

BlackRock Large Cap Value	.45% .40% .35% .30% .25%	First $100 million Next $150 million Next $250 million Next $1.5 billion Over $2 billion

BlackRock Money Market (c)	.08% .07% .06%	First $500 million Next $500 million Over $1 billion

BlackRock Strategic Value	.55% .50% .45% .40%	First $250 million Next $250 million Next $250 million Over $750 million

Capital Guardian U.S. Equity	.45% .40% .35% .30%	First $100 million Next $400 million Next $500 million Over $1 billion

Davis Venture Value (j)	.45% .40% .35% .325%	First $100 million Next $400 million Next $2.5 billion Over $3 billion

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers	Average Daily Net Asset Value Levels
FI International Stock (d)	.55% .45% .40%	First $250 million Next $250 million Over $500 million

FI Large Cap	.45%	First $250 million
	.40% .35%	Next $500 million Over $750 million

FI Mid Cap Opportunities (e)	.50% .45% .40% .35%	First $250 million Next $250 million Next $500 million Over $1 billion

FI Value Leaders (f)	.50% .40% .35%	First $250 million Next $500 million Over $750 million

Franklin Templeton Small Cap Growth	.60% .52% .50%	First $200 million Next $300 million Over $500 million

Harris Oakmark Focused Value	.45% .40% .35%	First $100 million Next $400 million Over $500 million

Harris Oakmark Large Cap Value	.45% .40% .35%	First $100 million Next $400 million Over $500 million

Jennison Growth	.45% .40% .35% .30%	First $100 million Next $400 million Next $500 million Over $1 billion

Lehman Brothers Aggregate Bond Index	*

Loomis Sayles Small Cap	.55% .50% .45% .40%	First $25 million Next $75 million Next $100 million Over $200 million

MetLife Aggressive Allocation Portfolio	N/A	N/A

MetLife Conservative Allocation Portfolio	N/A	N/A

MetLife Conservative to Moderate Allocation Portfolio	N/A	N/A

MetLife Mid Cap Stock Index	*

MetLife Moderate Allocation Portfolio	N/A	N/A

MetLife Moderate to Aggressive Allocation Portfolio	N/A	N/A

MetLife Stock Index	*

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers	Average Daily Net Asset Value Levels
MFS Total Return (k)	.35% .30% .25% .20%	First $250 million Next $1 billion Next $250 million Over $1.5 billion

Morgan Stanley EAFE Index	*

Neuberger Berman Mid Cap Value	.45% .40% .35%	First $250 million Next $750 million Over $1 billion

Oppenheimer Global Equity (g)	.50% .40% .34% .30% .275%	First $50 million Next $250 million Next $250 million Next $500 million Over $1.05 billion

Russell 2000 Index	*

T. Rowe Price Large Cap Growth (h)	.40% .375% .35%	First $250 million Next $250 million Over $500 million

T. Rowe Price Small Cap Growth	.35% .30% .25%	First $100 million Next $300 million Over $400 million

Western Asset Management High Yield Bond	.40%	All Assets

Western Asset Management Strategic Bond Opportunities	.35% .30% .25% .20%	First $50 million Next $150 million Next $300 million Over $500 million

Western Asset Management U.S. Government	.225% .150% .100%	First $200 million Next $300 million Over $500 million

Zenith Equity (i)	N/A	N/A

*	MetLife Advisers pays MetLife a subadvisory fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

(a)	Prior to February 3, 2005, the subadvisory fee rate for BlackRock Bond Income was at the annual rate of 0.20% of the first $250 million of the Portfolio’s average daily net assets and 0.15% of such assets over $250 million.

(b)	Prior to May 1, 2004, the subadviser to BlackRock Legacy Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c)	Prior to May 1, 2005, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.15% of the first $100 million of the Portfolio’s average daily net assets and 0.075% of such assets over $100 million.

(d)	Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio’s average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million.

(e)	Prior to May 1, 2004, the subadviser to FI Mid Cap Opportunities was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio’s average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(f)	FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio.

(g)	Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio’s average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

(h)	Prior to February 3, 2005, the subadvisory fee rate for T. Rowe Price Large Cap Growth was at the annual rate of 0.40% of the first $500 million of the Portfolio’s average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio’s average daily net assets and 0.40% of such assets over $50 million.

(i)	Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio.

(j)	Prior to November 4, 2005, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.45% of the first $100 million of the Portfolio’s average daily net assets, 0.40% of the next $400 million and 0.35% of such assets over $500 million.

(k)	Prior to May 1, 2006, the subadvisory fee rate for MFS Total Return was at the annual rate of 0.25% of the first $50 million of the Portfolio’s average daily net assets and 0.20% of such assets over $50 million.

In connection with Davis’ service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY’s performance of services provided to Davis.

In connection with FMR’s service as subadviser to FI International Stock, FI Large Cap, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios’ assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

As described above, in connection with Western Asset’s service as subadviser to Western Asset Management High Yield Bond and Western Asset Management Strategic Bond Opportunities, Western Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife Advisers in proportion to the assets delegated to Western Asset Limited.

For the fiscal years ended December 31, 2003, and 2004, and 2005, each Portfolio paid the following amounts in advisory fees to MetLife Advisers (unless otherwise indicated).

	Amount Paid to MetLife Advisers
Portfolio	2003	2004	2005
BlackRock Aggressive Growth	$5,836,591	$6,727,459	$6,869,382
BlackRock Bond Income	$4,082,181	$4,028,376	$4,147,455
BlackRock Diversified	$7,982,182	$8,551,135	$8,285,784
BlackRock Investment Trust	$8,408,511	$9,280,121	$9,042,281
BlackRock Large Cap Value	$255,461	$582,621	$863,508
BlackRock Legacy Large Cap Growth	$3,832,839	$4,181,373	$3,980,763

	Amount Paid to MetLife Advisers
Portfolio	2003	2004	2005
BlackRock Money Market	$2,292,997	$2,014,603	$2,303,372
BlackRock Strategic Value	$4,255,375	$7,085,611	$8,006,722
Capital Guardian U.S. Equity	$2,258,386	$2,664,106	$3,372,518
Davis Venture Value	$8,511,064	$14,953,170	$20,216,812
FI International Stock	$2,874,963	$3,332,607	$3,945,949
FI Large Cap (a)	$1,473,633	$1,848,132	$1,947,041
FI Mid Cap Opportunities	$5,370,713	$6,357,009	$6,730,379
FI Value Leaders	$3,427,742	$3,745,210	$3,856,709
Franklin Templeton Small Cap Growth	$327,179	$621,214	$852,255
Harris Oakmark Focused Value	$6,780,786	$11,142,455	$12,936,021
Harris Oakmark Large Cap Value	$2,273,216	$3,306,121	$4,028,986
Jennison Growth	$2,976,069	$4,687,248	$5,898,199
Lehman Brothers Aggregate Bond Index	$1,485,428	$1,973,303	$2,508,950
Loomis Sayles Small Cap	$2,937,874	$3,480,201	$3,721,068
MetLife Aggressive Allocation	N/A	N/A	$2,325
MetLife Conservative Allocation	N/A	N/A	$4,197
MetLife Conservative to Moderate Allocation	N/A	N/A	$15,111
MetLife Mid Cap Stock Index	$462,683	$726,464	$902,019
MetLife Moderate Allocation	N/A	N/A	$29,279
MetLife Moderate to Aggressive Allocation	N/A	N/A	$21,846
MetLife Stock Index	$8,732,170	$11,328,304	$12,246,737
MFS Total Return	$782,221	$1,697,055	$2,460,950
Morgan Stanley EAFE Index	$534,872	$902,258	$1,195,152
Neuberger Berman Mid Cap Value	$1,425,964	$2,424,514	$4,044,482
Oppenheimer Global Equity	$1,019,544	$1,192,125	$1,397,667
Russell 2000 Index	$512,787	$831,185	$989,178
T. Rowe Price Large Cap Growth	$961,810	$1,398,412	$1,857,862
T. Rowe Price Small Cap Growth	$1,300,675	$1,661,490	$1,777,161
Western Asset Management High Yield Bond (b)	$360,258	$440,316	$501,713
Western Asset Management Strategic Bond Opportunities	$1,269,439	$1,951,356	$2,634,095
Western Asset Management U.S. Government	$1,516,747	$1,525,319	$2,890,435
Zenith Equity	N/A	N/A	N/A

(a) Amounts shown were paid to Travelers Asset Management International Company LLC (“TAMIC”) by the Portfolio’s predecessor portfolio, the Large Cap Portfolio (the “FI Large Cap Predecessor Fund”), a former series of The Travelers Series Trust, a Massachusetts business trust (the “TST”). The Portfolio succeeded to the operations of the FI Large Cap Predecessor Fund on May 1, 2006.

(b) Amounts shown were paid to TAMIC by the Portfolio’s predecessor, the High Yield Bond Trust, a Massachusetts business trust (the “High Yield Bond Predecessor Fund”). The Portfolio succeeded to the operations of the High Yield Bond Trust on May 1, 2006.

For the fiscal years ended December 31, 2003, and 2004, and 2005, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:

	Amount Paid by MetLife Advisers to Subadvisers
Portfolio	2003	2004	2005
BlackRock Aggressive Growth	$3,293,296	$3,738,729	$3,809,691
BlackRock Bond Income	$1,660,227	$1,637,603	$1,668,221

	Amount Paid by MetLife Advisers to Subadvisers
Portfolio	2003	2004	2005
BlackRock Diversified	$4,895,114	$5,250,710	$5,084,865
BlackRock Investment Trust	$5,480,674	$6,061,732	$5,903,187
BlackRock Large Cap Value	$164,225	$374,071	$543,433
BlackRock Legacy Large Cap Growth	$2,081,361	$2,185,832	$2,058,584
BlackRock Money Market	$566,356	$506,700	$526,377
BlackRock Strategic Value	$2,617,075	$4,167,782	$4,628,866
Capital Guardian U.S. Equity	$1,378,238	$1,627,509	$2,062,457
Davis Venture Value	$4,312,237	$7,526,584	$10,160,236
FI International Stock	$1,871,173	$1,993,807	$2,314,400
FI Large Cap (a)	$868,599	$1,092,489	$1,166,187.81
FI Mid Cap Opportunities	$3,609,358	$4,142,456	$4,328,806
FI Value Leaders	$2,304,837	$2,513,474	$2,587,807
Franklin Templeton Small Cap Growth	$218,119	$414,142	$568,170
Harris Oakmark Focused Value	$3,476,786	$5,621,228	$6,518,011
Harris Oakmark Large Cap Value	$1,277,842	$1,866,869	$2,251,993
Jennison Growth	$1,817,705	$2,830,062	$3,531,365
Lehman Brothers Aggregate Bond Index	$178,251	$189,437	$240,859
Loomis Sayles Small Cap	$1,468,221	$1,709,255	$1,799,753
MetLife Mid Cap Stock Index	$55,522	$66,834	$82,986
MetLife Stock Index	$1,047,861	$1,042,204	$1,126,700
MFS Total Return	$337,888	$703,823	$1,009,380
Morgan Stanley EAFE Index	$53,488	$69,173	$91,628
Neuberger Berman Mid Cap Value	$932,960	$1,550,479	$2,544,681
Oppenheimer Global Equity	$701,727	$805,275	$973,851
Russell 2000 Index	$61,534	$76,469	$91,004
T. Rowe Price Large Cap Growth	$657,874	$935,371	$1,203,748
T. Rowe Price Small Cap Growth	$800,405	$1,016,894	$1,060,636
Western Asset Management High Yield Bond (b)	N/A	N/A
Western Asset Management Strategic Bond Opportunities (c)	$606,314	$875,522	$1,138,114
Western Asset Management U.S. Government (c)	$563,659	$565,996	$900,203
Zenith Equity	N/A	N/A	N/A

(a) Amounts shown are for the Large Cap Portfolio of the TST, and were paid by TAMIC to FMR.

(b) Amounts shown are for the High Yield Bond Trust for the period July 1, 2005 through December 31, 2005, and were paid by TAMIC to Salomon Brothers Asset Management Inc, subadviser to the High Yield Bond Trust during such period. Prior to July 1, 2005, the High Yield Bond Trust was managed directly by TAMIC without a subadviser.

(c) Amounts shown were paid by MetLife Advisers to Salomon Brothers Asset Management Inc, subadviser to the Portfolio prior to May 1, 2006.

Advisory Agreements and Subadvisory Agreements

Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio’s investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio’s investment adviser or subadviser.

Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days’ written notice, or by the applicable Portfolio’s investment adviser, upon ninety or sixty days’ written notice, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days’ written notice by the relevant subadviser.

Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity, the former series of the New England Zenith Fund (collectively, the “Zenith Portfolios”), as well as BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Investment Trust, BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock Bond Income, BlackRock Legacy Large Cap Growth and BlackRock Money Market, the “BlackRock Portfolios”), FI Large Cap, Western Asset Management High Yield Bond and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap, Western Asset Management High Yield Bond and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term “expenses” for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap, Western Asset Management High Yield Bond and the Asset Allocation Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap, Western Asset Management High Yield Bond and the Asset Allocation Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

It is each subadviser’s policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the

Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies

The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser’s general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio’s securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

Information on how proxies relating to the Portfolios’ voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio’s portfolio managers identified in the Fund’s Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2005 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers’ compensation as of December 31, 2005. Other than as set forth below, as of December 31, 2005, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Davis Venture Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
Christopher Davis	Registered investment companies	24	$57 billion	0	N/A

Name of Portfolio Manager	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category

	Other pooled investment vehicles	10		$1 billion	0	N/A

	Other accounts	30,000	(2)	$11.2 billion	0	N/A

Kenneth Feinberg	Registered investment companies	24		$57 billion	0	N/A

	Other pooled investment vehicles	10		$1 billion	0	N/A

	Other accounts	30,000	(2)	$11.2 billion	0	N/A

(1)	Figures for “Total Assets in Accounts” in each category are approximate as of December 31, 2005.

(2)	Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of only $100,000.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

•	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•	Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.

Compensation

Kenneth Feinberg’s compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis’ profits, (iii) awards of equity (“Units”) in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis’s annual compensation as an employee and general partner of Davis consists of a base salary.

Davis’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert W. Smith, T. Rowe Price Large Cap Growth Portfolio	Registered investment companies	11	$17.8 billion	0	N/A

	Other pooled investment vehicles	3	$15.4 billion	0	N/A

	Other accounts	4	$118.3 billion	0	N/A

Paul W. Wojcik, T. Rowe Price Small Cap Growth Portfolio	Registered investment companies	3		0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	1		0	N/A

Material Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance is over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Harris Oakmark Focused Value Portfolio and Harris Oakmark Large Cap Value Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed				Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category		Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Floyd J. Bellman, Harris Oakmark Focused Value Portfolio	Registered investment companies	4		$1,042,062,146	0	N/A

	Other pooled investment vehicles	2		$176,272,967	0	N/A

	Other accounts	193		$549,293,842	0	N/A

Robert M. Levy, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio	Registered investment companies	4		$1,023,859,019	0	N/A

	Other pooled investment vehicles	2		$176,272,967	0	N/A

	Other accounts	487	(1)	$2,739,194,864	0	N/A

William C. Nygren, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio	Registered investment companies	5		$12,531,784,298	0	N/A

	Other pooled investment vehicles	0		N/A	0	N/A

	Other accounts	0		N/A	0	N/A

Michael J. Mangan, Harris Oakmark Large Cap Value Portfolio	Registered investment companies	5		$531,703,351	0	N/A

	Other pooled investment vehicles	1		$48,222,893	0	N/A

	Other accounts	167		$3,127,018,386	1	$6,702,035

(1)	Includes approximately 300 accounts managed pursuant to a “model portfolio” and involve no direct client communications.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Harris’s policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation

Harris’s compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual’s long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

(1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

(2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the senior level employees of each group and paid out annually.

(3) Participation in a deferred compensation plan. The deferred compensation plan provides current compensation to certain key employees of Harris and deffered compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager’s participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Firm’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm’s approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual’s other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Investment Trust Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and BlackRock Large Cap Value Portfolio

The following information was provided by BlackRock as of January 31, 2005, the date when BlackRock became subadviser to these Portfolios.

Other Accounts Managed

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Keith Anderson, BlackRock Diversified	Registered investment companies	23	$15.4 billion	0	N/A
Portfolio and BlackRock Bond Income Portfolio	Other pooled investment vehicles	40	$14.2 billion	4	$3.5 billion

	Other accounts	392	$112.4 billion	20	$6.1 billion

Scott Amero, BlackRock Diversified Portfolio and BlackRock Bond Income Portfolio	Registered investment companies	28	$17.8 billion	0	N/A

	Other pooled investment vehicles	48	$15.4 billion	4	$3.5 billion

	Other accounts	410	$118.3 billion	21	$6.3 billion

David E. Byrket, BlackRock Diversified Portfolio, BlackRock Large Cap Value Portfolio,	Registered investment companies	14	$7.142 billion	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

BlackRock Investment Trust Portfolio	Other pooled investment vehicles	1	$123 million	0	N/A

	Other accounts	7	$216 million	0	N/A

Frederick W. Herrmann, BlackRock Diversified Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Investment Trust Portfolio	Registered investment companies	14	$7.142 billion	0	N/A

	Other pooled investment vehicles	1	$123 million	0	N/A

	Other accounts	7	$216 million	0	N/A

Eileen Leary, BlackRock Aggressive Growth Portfolio	Registered investment companies	6	$2.403 billion	0	N/A

	Other pooled investment vehicles	1	$15 million	0	N/A

	Other accounts	6	$267 million	0	N/A

Neil Wagner, BlackRock Aggressive Growth Portfolio	Registered investment companies	7	$2.465 billion	0	N/A

	Other pooled investment vehicles	1	$15 million	0	N/A

	Other accounts	6	$267 million	0	N/A

Anne Truesdale, BlackRock Aggressive Growth Portfolio	Registered investment companies	2	$1.413 million	0	N/A

	Other pooled investment vehicles	1	$15 million	0	N/A

	Other accounts	0	N/A	0	N/A

Wayne Archambo, BlackRock	Registered investment companies	10	$5.047 billion	0	N/A

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Strategic Value Portfolio	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	18	$886 million	0	N/A

Kate O’Connor, BlackRock Strategic Value Portfolio	Registered investment companies	8	$4.180 billion	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	13	$692 million	0	N/A

Jeffrey R. Lindsey BlackRock Legacy Large Cap Growth Portfolio	Registered investment companies	4	$1.136 billion	0	N/A

	Other pooled investment vehicles	1	$125 million	0	N/A
	Other accounts	4	$745 million	0	N/A

Edward P. Dowd BlackRock Legacy Large Cap Growth Portfolio	Registered investment companies	4	$1.136 billion	0	N/A
	Other pooled investment vehicles	1	$125 million	0	N/A

	Other accounts	4	$745 million	0	N/A

Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. Finally, Mr. Anderson and Mr. Amero manage certain accounts (including hedge funds) that are subject to a performance fee.

Compensation

BlackRock’s financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Leary, Ms. Truesdale and Ms. O’Connor and Messrs. Archambo, Herrmann, Byrket, Lindsey, Dowd, Wagner, Anderson and Amero have received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms. O’Connor and Messrs. Archambo, Herrmann, Byrket, Wagner, Anderson and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Leary and Ms. O’Connor and Messrs. Archambo, Herrmann, Byrket, Lindsey, Dowd, Wagner, Anderson and Amero is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Archambo, Herrmann, Byrket, Wagner, Anderson and Amero have been granted stock options in prior years, and Messrs. Archambo, Lindsey, Anderson and Amero participate in BlackRock’s restricted stock program.

Incentive Savings Plans—The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Messrs. Byrket and Herrmann, the relevant benchmark is the Standard & Poor’s 500 Index for the Investment Trust Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value for the Large Cap Value Portfolio. For Mr. Wagner, Ms. Leary and Ms. Truesdale, the relevant benchmark is the Russell Midcap Growth Index. For Mr. Archambo and Ms. O’Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index. In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock’s Management Committee determines all compensation matters for portfolio managers. BlackRock’s basic compensation structure has been in place since its inception.

As of December 31, 2005, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned*
Eileen M. Leary, CFA	BlackRock Aggressive Growth Portfolio	$10,001 - $50,000

*	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

Jennison Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Kathleen A. McCarragher	Registered investment companies	13	$7,920,252,000	0	N/A

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

	Other pooled investment vehicles	5	$639,981,000	0	N/A

	Other accounts	48	$5,754,171,000	0	N/A

Spiros Segalas	Registered investment companies	16	$19,936,298,000	0	N/A

	Other pooled investment vehicles	2	$305,556,000	0	N/A

	Other accounts	9	$2,903,424,000	0	N/A

Michael A. Del Balso	Registered investment companies	16	$10,534,245,000	0	N/A

	Other pooled investment vehicles	5	$1,561,670,000	0	N/A

	Other accounts (1)	17	$1,452,230,000	0	N/A

(1)	Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

Material Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio managers’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for the portfolio managers:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect a portfolio manager’s total compensation.

Franklin Templeton Small Cap Growth Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael McCarthy	Registered investment companies	11	$11,583,300,000	0	N/A

	Other pooled investment vehicles	4	$712,500,000	0	N/A

	Other accounts	2	$500,800,000	0	N/A

Zachary Perry	Registered investment companies	5	$1,762,900,000	0	N/A

	Other pooled investment vehicles	2	$607,100,000	0	N/A

	Other accounts	1	$288,800,000	0	N/A

Brad Carris	Registered investment companies	5	$1,762,900,000	0	N/A

	Other pooled investment vehicles	2	$607,100,000	0	N/A

	Other accounts	1	$288,800,000	0	N/A

Edward B. Jamieson	Registered investment companies	4	$8,495,100,000	0	N/A

	Other pooled investment vehicles	3	$1,430,800,000	0	N/A

	Other accounts	1	$212,000,000	0	N/A

Material Conflicts of Interest

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

•	Non-Investment Performance: The more qualitative contributions of a portfolio manager to Franklin Advisers’ business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities: The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long term equity-based compensation. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

FI Large Cap Portfolio, FI Value Leaders Portfolio, FI Mid Cap Opportunities Portfolio and FI International Stock Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)
Brian Hogan, FI Value Leaders Portfolio	Registered investment companies	6	$1.063 billion	1	$213 million

	Other pooled investment vehicles	1	$560 million	0	N/A

	Other accounts	0	N/A	0	N/A

Peter Saperstone, FI Mid Cap Opportunities Portfolio	Registered investment companies	5	$10.531 billion	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	1	$155 million	0	N/A

Penny Dobkin, FI International Stock Portfolio	Registered investment companies	3	$10.649 billion	0	N/A

	Other pooled investment vehicles	0	N /A	0	N/A

	Other accounts	0	N/A	0	N/A

Bahaa Fam, FI Large Cap Portfolio	Registered investment companies	4	$1.127 billion	2	$364 million

	Other pooled investment vehicles	7	$1.280 billion	0	N/A

	Other accounts	6	$788 million	0	N/A

Material Conflicts of Interest

The portfolio managers’ compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers’ base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR’s code of ethics will adequately address such conflicts.

Compensation

As of December 31, 2005, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers’ compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager’s bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

Brian Hogan: Russell 1000 Value Index and Lipper Large Cap Value Funds Classification

Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective

Penny Dobkin: MSCI EAFE Index and Lipper International Objective

Bahaa Fam: Russell 1000 Growth Index

Each portfolio manager’s bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

Loomis Sayles Small Cap Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

John J. Slavik	Registered investment companies	4	$373,829,922	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	15	$15,295,487	0	N/A

Mark F. Burns	Registered investment companies	4	$373,829,922	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	8	$14,929,975	0	N/A

Joseph R. Gatz	Registered investment companies	4	$1,346,502,322	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	23	$856,618,337	1

Daniel G. Thelen	Registered investment companies	4	$1,346,502,322	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	23	$161,379,094	0	N/A

Material Conflicts of Interest

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components—base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors—investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a customized peer group and, secondarily, an external benchmark. The benchmarks used for the investment styles utilized for the Loomis Small Cap Portfolio is the Russell 1000 Value (for the small cap value portion of the Portfolio) and the Russell 1000 Growth (for the small cap growth portion of the Portfolio). The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both a customized peer group and an external benchmark as measuring sticks for equity managers’ performance because it believes they represent an appropriate combination of the equity product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement a participant will receive a multi-year payout for his or her vested units;
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Neuberger Berman Mid Cap Value Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

S. Basu Mullick	Registered investment companies	12	$7.545 billion	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	1	$15 million	0	N/A

Material Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager’s day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio’s ability to participate in volume transactions may produce better executions for it.

Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Oppenheimer Global Equity Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)

Rajeev Bhaman	Registered investment companies	14	$24,741,847,926	1	$144,920,481

	Other pooled investment vehicles	2	$177,678,062	0	N/A

	Other accounts	0	N/A	0	N/A

Material Conflicts of Interest

As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation

The Portfolio’s portfolio managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, each portfolio manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager’s compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Capital Guardian U.S. Equity Portfolio

Other Accounts Managed

Under Capital Guardian’s multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (in billions)	Number of Accounts in Category	Total Assets in Accounts in Category (in billions)
Michael Ericksen	Registered investment companies	11	$4.60 billion	0	N/A

	Other pooled investment vehicles	23	$17.61 billion	0	N/A

	Other accounts	390	$109.14 billion	58	$24.79 billion

David Fisher	Registered investment companies	22	$21.50 billion	1	$0.87 billion

	Other pooled investment vehicles	33	$46.79 billion	3	$0.63 billion

	Other accounts	324	$103.73 billion	14	$9.39 billion

Theodore Samuels	Registered investment companies	11	$5.43 billion	0	N/A

	Other pooled investment vehicles	10	$5.35 billion	0	N/A

	Other accounts	447	$35.07 billion	4	$3.01 billion

Eugene Stein	Registered investment companies	11	$5.16 billion	0	N/A

	Other pooled investment vehicles	14	$6.79 billion	0	N/A

	Other accounts	141	$43.39 billion	8	$6.42 billion

Terry Berkemeier	Registered investment companies	7	$3.84 billion	0	N/A

	Other pooled investment vehicles	9	$5.49 billion	0	N/A

	Other accounts	159	$47.29 billion	13	$7.22 billion

Alan J. Wilson	Registered investment companies	10	$6.43 billion	0	N/A

	Other pooled investment vehicles	8	$2.13 billion	0	N/A

	Other accounts	97	$27.20 billion	6	$3.54 billion

Karen Miller	Registered investment companies	13	$5.58 billion	0	N/A

	Other pooled investment vehicles	15	$2.70 billion	0	N/A

Other accounts	101	$23.60 billion	3	$2.85 billion

Material Conflicts of Interest

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio’s assets. (In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

MFS Total Return Portfolio

Other Accounts Managed

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Brooks A. Taylor, MFS Total Return Portfolio	Registered investment companies	8	$22,290,015,650	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Kenneth J. Enright, MFS Total Return Portfolio	Registered investment companies	13	$23,905,986,951	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	2	$1,338,777,677	0	N/A

Steven R. Gorham, MFS Total Return Portfolio	Registered investment companies	22	$33,055,666,818	0	N/A

	Other pooled investment vehicles	3	$918,048,461	0	N/A

	Other accounts	24	$3,654,470,011	1	$424,980,003

Michael W. Roberge, MFS Total Return Portfolio	Registered investment companies	11	$24,161,496,105	0	N/A

	Other pooled investment vehicles	1	$52,647,024	0	N/A

	Other accounts	2	$64,676,685	0	N/A

Richard O. Hawkins, MFS Total Return Portfolio	Registered investment companies	11	$24,418,041,768	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Alan T. Langsner, MFS Total Return Portfolio	Registered investment companies	12	$23,840,196,912	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	1	$125,323,419	0	N/A
William P. Douglas, MFS Total Return	Registered investment companies	8	$22,290,015,650	0	N/A

Portfolio	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Nevin P. Chitkara MFS Total Return Portfolio	Registered investment companies	22	$33,705,930,462	0	N/A

	Other pooled investment vehicles	2	$940,125,467	0	N/A

	Other accounts	23	$4,106,749,739	1	$445,737,751

Material Conflicts of Interest

MFS seek to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolios as well as for accounts with similar investment objectives of MFS or its subsidiary. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios’ ability to participate in volume transactions will produce better executions for the Portfolios.

MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios—for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary—Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus—Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolios and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Western Asset Management Strategic Bond Opportunities Portfolio, Western Asset Management U.S. Government Portfolio and Western Asset Management High Yield Bond Portfolio

Other Accounts Managed

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (1)	Number of Accounts in Category	Total Assets in Accounts in Category
S. Kenneth Leech, Strategic Bond Opportunities Portfolio, U.S. Government Portfolio and High Yield Bond Portfolio	Registered investment companies	36	$23,611,545,735	0	N/A
	Other pooled investment vehicles	19	$19,795,303,572	0	N/A
	Other accounts	740	$205,776,184,176	77	$20,675,562,028
Stephen A. Walsh, Strategic Bond Opportunities Portfolio, U.S. Government and High Yield Bond Portfolio	Registered investment companies	36	$23,611,545,735	0	N/A

	Other pooled investment vehicles	19	$19,795,303,572	0	N/A

	Other accounts	740	$205,776,184,176	77	$20,675,562,028

Edward A. Moody, Strategic Bond Opportunities	Registered investment companies	3	$633,716,838	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	109	$20,218,156,228	11	$3,027,749,985

Carl L. Eichstaedt, Strategic Bond Opportunities	Registered investment companies	6	$1,433,550,976	0	0

	Other pooled investment vehicles	0	N/A	0	0

	Other accounts	87	$20,560,792,871	3	$931,390,787

Mark Lindbloom, Strategic Bond Opportunities, U.S. Government	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Frederick Marki, U.S. Government	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A
Ronald D. Mass, U.S. Government	Registered investment companies	1	$173,295,157	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	9	$4,851,646,657	0	N/A

Michael C. Buchanan High Yield Bond	Registered investment companies	3	$743,675,226	0	N/A

Portfolio	Other pooled investment vehicles	2	$2,133,931,956	0	N/A

	Other accounts	10	$1,405,273,133	0	N/A

Timothy J. Settel High Yield Bond Portfolio	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Ian R. Edmonds High Yield Bond Portfolio	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	1	$46,053,233	0	N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts

(such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios

Other Accounts Managed – Index Portfolios

Name of Portfolio Manager and Portfolio(s)	Other Accounts Managed	Accounts with respect to which the advisory fee is based on the performance of the account

managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Stacey Lituchy, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio	Registered investment companies	1	$95,860,345	0	N/A
	Other pooled investment vehicles	19	$9,519,293,817	0	N/A
	Other accounts	7	$1,526,677,853	0	N/A

Urmil Shah, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio	Registered investment companies	1	$95,860,345	0	N/A
	Other pooled investment vehicles	11	$4,964,619,554	0	N/A
	Other accounts	6	$1,453,887,853	0	N/A

Norman Hu MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio	Registered investment companies	1	$95,860,345	0	N/A
	Other pooled investment vehicles	11	$4,964,619,554	0	N/A
	Other accounts	6	$1,453,887,853	0	N/A

Mirsad Usejnoski MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Russell 2000 Index Portfolio, Morgan Stanley EAFE Index Portfolio	Registered investment companies Other pooled investment vehicles	1 11	$95,860,345 $4,964,619,554	0 0	N/A N/A

	Other accounts	6	$1,453,887,853	0	N/A

Name of Portfolio Manager and Portfolio(s) managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Tresa Lau, Lehman Brothers Aggregate Bond Index Portfolio	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	8	$4,554,674,263	0	N/A

	Other accounts	1	$72,790,000	0	N/A

Material Conflicts of Interest—Index Portfolios

MetLife is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

Other Accounts Managed—Zenith Equity Portfolio

Name of Portfolio Manager and Portfolio managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John F. Guthrie, Jr., Zenith Equity Portfolio	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Material Conflicts of Interest—Zenith Equity Portfolio

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.

Other Accounts Managed – Asset Allocation Portfolios

Name of Portfolio Manager and Portfolios managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Elizabeth M. Forget, Asset Allocation Portfolios	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Alan Leland, Asset Allocation Portfolios	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Jason M. Kezelman Asset Allocation Portfolios	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Darrel A. Olson, Asset Allocation Portfolios	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Anthony J. Dufault, Asset Allocation Portfolios	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

John F. Guthrie, Jr., Asset Allocation	Registered investment companies	5	$8,745,645,638	0	N/A

Portfolios	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Thomas C. McDevitt, Asset Allocation Portfolios	Registered investment companies	5	$8,745,645,638	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Material Conflicts of Interest—Asset Allocation Portfolios

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

Compensation—Index Portfolios, Zenith Equity Portfolio and Asset Allocation Portfolios

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife’s compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife’s retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife’s long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

DISTRIBUTION AGREEMENTS

MetLife (the “Distributor”), located at 1 Madison Avenue, New York, New York 10010, is the Fund’s distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a

Portfolio’s shares for acting as distributor of the Fund’s Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

Pursuant to a Class B, Class D, Class E and Class F Distribution and Services Plan (the “Distribution and Services Plan”) adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class F shares. The Distributor may pay all or any portion of the Service Fee in respect of Class B, Class D, Class E or Class F shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to the Class B, Class D, Class E and Class F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E and Class F shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor’s services as principal underwriter of the shares of such class.

Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

Pursuant to the Class B, Class D, Class E and Class F Distribution Plan (the “Distribution Plan”) adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B, Class D, Class E and Class F shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B, Class D, Class E and/or Class F shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B, Class D, Class E and Class F shares for activities in connection with the distribution of those classes of shares. Under the

Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares, 0.10% for the Class D Shares, 0.15% for the Class E Shares and 0.20% for the Class F Shares.

Each of the Distribution Plan and the Distribution and Services Plan (the “Plans”) is what is known as a “compensation plan” because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

(a)	printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts (“Variable Contracts”) or Qualified Plans investing indirectly in a class of shares of the Fund;

(b)	the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

(c)	holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

(d)	obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

(e)	training sales personnel regarding the Fund;

(f)	compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

(g)	personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

(h)	compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

(i)	compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

The Board of Directors, including the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans (“Qualified Directors”), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plans’ adoption. The Fund anticipates that the Plans will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund’s Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the

Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plans for the year ended December 31, 2005:

Portfolio	Total Fees Paid to Distributor
BlackRock Aggressive Growth	$44,516
BlackRock Bond Income	$573,563
BlackRock Diversified	$200,507

Portfolio	Total Fees Paid to Distributor
BlackRock Investment Trust	$147,071
BlackRock Large Cap Value	$154,700
BlackRock Legacy Large Cap Growth	$144,763
BlackRock Money Market	$524,723
BlackRock Strategic Value	$609,884
Capital Guardian U.S. Equity	$193,051
Davis Venture Value	$1,947,699
FI International Stock	$181,591
FI Large Cap	N/A
FI Mid Cap Opportunities	$160,277
FI Value Leaders	$99,830
Franklin Templeton Small Cap Growth	$143,222
Harris Oakmark Focused Value	$1,830,578
Harris Oakmark Large Cap Value	$407,434
Jennison Growth	$678,089
Lehman Brothers Aggregate Bond Index	$962,529
Loomis Sayles Small Cap	$110,349
MetLife Aggressive Allocation	$4,145
MetLife Conservative Allocation	$8,004
MetLife Conservative/Moderate Allocation	$30,125
MetLife Mid Cap Stock Index	$311,825
MetLife Moderate Allocation	$59,449
MetLife Moderate/Aggressive Allocation	$45,099
MetLife Stock Index	$2,016,032
MFS Total Return	$474,400
Morgan Stanley EAFE Index	$371,622
Neuberger Berman Mid Cap Value	$493,271
Oppenheimer Global Equity	$55,432
Russell 2000 Index	$305,587
T. Rowe Price Large Cap Growth	$235,854
T. Rowe Price Small Cap Growth	$81,149
Western Asset Management High Yield Bond	N/A
Western Asset Management Strategic Bond Opportunities	$407,027
Western Asset Management U.S. Government	$369,999
Zenith Equity*	N/A

*	There were no Class B, Class D, Class E or Class F shares of this Portfolio outstanding during the year ended December 31, 2005.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund’s custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP (“D&T”), 200 Berkeley Street, Boston, MA 02116, the Fund’s independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund’s financial statements for the 12 months ended December 31, 2005, incorporated by reference into this SAI, have been audited by D&T. The Fund relies on this firm’s report which appears with the financial statements.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”) to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio’s investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Some of the Fund’s portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

The Asset Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation Portfolios bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, Lehman Brothers Aggregate Bond Index, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Western Asset Management High Yield Bond in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Investment Trust, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI Large Cap, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000 Index, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios’ subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser’s overall responsibilities to the Fund and its other clients. A subadviser’s authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

The following services may be considered by subadvisers when selecting brokers:

•	Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

•	Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

•	Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

•	Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

The following table shows the brokerage commissions paid by the Fund (unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2003, 2004 and 2005:

Portfolio	2003	2004	2005
BlackRock Aggressive Growth	$2,721,761	$2,920,804	$1,995,398
BlackRock Bond Income	$110,432	$305,426	$48,651
BlackRock Diversified	$3,039,083	$3,352,520	$1,584,487
BlackRock Investment Trust	$4,484,765	$4,706,249	$2,326,025
BlackRock Large Cap Value	$82,110	$143,984	$174,939
BlackRock Legacy Large Cap Growth	$3,093,320	$2,357,146	$1,068,435
BlackRock Money Market	N/A	N/A	N/A
BlackRock Strategic Value	$1,446,240	$1,641,069	$5,930,728
Capital Guardian U.S. Equity	$345,062	$287,977	$298,566
Davis Venture Value	$519,422	$812,095	$688,681
FI International Stock	$1,037,264	$1,096,618	$1,046,525
FI Large Cap (a)	$374,572	$382,463	$1,224,059
FI Mid Cap Opportunities	$763,405	$5,192,681	$3,656,726
FI Value Leaders	$754,678	$2,334,802	$1,308,436
Franklin Templeton Small Cap Growth	$88,126	$132,226	$166,727

Harris Oakmark Focused Value	$1,288,300	$1,060,899	$1,023,715
Harris Oakmark Large Cap Value	$243,640	$332,184	$216,337
Jennison Growth	$914,737	$1,362,722	$1,127,528
Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A
Loomis Sayles Small Cap	$1,565,481	$1,836,272	$1,411,841
MetLife Mid Cap Stock Index	$41,514	$50,875	N/A
MetLife Stock Index	$82,395	$45,026	$33,519
MFS Total Return	$165,182	$452,908	$355,723
Morgan Stanley EAFE Index	$207,667	$320,315	$179,008
Neuberger Berman Mid Cap Value	$482,554	$699,205	$826,818
Oppenheimer Global Equity	$464,677	$453,803	$219,685
Russell 2000 Index	$95,443	$89,483	$63,667
T. Rowe Price Large Cap Growth	$176,814	$262,549	$309,267
T. Rowe Price Small Cap Growth	$206,204	$262,312	$289,970
Western Asset Management High Yield Bond (b)	$0	$140	$493
Western Asset Management Strategic Bond Opportunities	$1,442	$20,293	$14,408
Western Asset Management U.S. Government	$1,278	$16,898	$25,351
Zenith Equity	N/A	N/A	N/A

(a)	Amounts shown were paid by the Portfolio’s predecessor portfolio, the Large Cap Portfolio, a former series of the TST.
(b)	Amounts shown were paid by the Portfolio’s predecessor, the High Yield Bond Trust.

Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio’s subadviser or a Portfolio merger.

For the fiscal year ending December 31, 2005, the following Portfolios paid commissions to brokers because of research services provided: BlackRock Aggressive Growth paid $396,779 based on related transactions of $276,410,606; BlackRock Diversified paid $442,758 based on related transactions of $654,203,484; BlackRock Investment Trust paid $710,148 based on related transactions of $1,049,243,644; BlackRock Legacy Large Cap Growth paid $230,431 based on related transactions of $180,456,899; BlackRock Strategic Value paid $1,552,130 based on related transactions of $837,572,256; BlackRock Large Cap Value paid $52,400 based on related transactions of $64,916,214; Franklin Templeton Small Cap Growth paid $104,464 based on related transactions of $6,218,295,964; Harris Oakmark Focused Value paid $473,652 based on related transactions of $370,818,587; Harris Oakmark Large Cap Value paid $57,439 based on related transactions of $57,652,191; Jennison Growth paid $262,868 based on related transactions of $246,501,097; Loomis Sayles Small Cap paid $248,651 based on related transactions of $172,692,324; MFS Total Return paid $65,339 based on related transactions of $53,277,581; Oppenheimer Global Equity paid $18,161 based on related transactions of $308,712,038; T. Rowe Price Large Cap Growth paid $99,265 based on related transactions of $92,524,168; and T. Rowe Price Small Cap Growth paid $123,421 based on related transactions of $55,217,798.

The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio’s expenses.

The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio’s subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio’s agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair” compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Directors of the Fund, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

For the fiscal years ended December 31, 2003 and 2004, BlackRock Legacy Large Cap Growth paid $2,265,957 and $668,675, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. There were no affiliated brokerage transactions in 2005.

For the fiscal years ended December 31, 2004 and 2005 FI International Stock paid $909 and $549, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 0.053% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 0.349% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2003.

For the fiscal years ended December 31, 2004 and 2005, FI Mid Cap Opportunities paid $60,190 and $35,048, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 0.96% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 3.92% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2003.

For the fiscal years ended December 31, 2003, 2004 and 2005, FI Value Leaders paid $16,307, $71,290, and $39,329, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended

December 31, 2005, 3.00% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 10.70% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2003, 2004, and 2005, Jennison Growth paid a total of $7,400, $6,445, and $4,456, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2005, 0.39% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 0.41% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2003, 2004, and 2005, Harris Oakmark Focused Value paid $287,680, $83,865 and $4,824, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2005, 0.50% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 0.40% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2003, 2004, and 2005, Harris Oakmark Large Cap Value paid a total of $78,596, $76,818, and $3,396, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2005, 1.40% of the Portfolio’s aggregate brokerage commissions were paid to this broker and 2.30% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

For the fiscal years ended December 31, 2003, 2004, and 2005, Neuberger Berman Mid Cap Value paid a total of $216,437, $117,448, and $120,209 respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2005, 14.09% of the Portfolio’s aggregate brokerage commissions were paid to these brokers and 51.95% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

Regular Broker-Dealers

For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2005, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2005 (unless otherwise indicated).

Portfolio	Regular Broker or Dealer	Aggregate Value of Securities of Regular Broker-Dealer or Parent Held by Portfolio as of December 31, 2005
BlackRock Diversified	State Street	$9,269,568
	Citigroup	$12,020,881

BlackRock Investment Trust	State Street	$14,203,728
	Citigroup	$18,402,576
	Bear Stearns	$14,025,342

BlackRock Large Cap Value	State Street	$637,560
	Citigroup	$3,814,458
	Prudential Financial	$849,004
	Bear Stearns	$1,201,512

Capital Guardian U.S. Equity	Goldman Sachs	$881,000
	JPMorgan Chase & Co.	$11,993,000

Davis Venture Value	Citigroup	$89,920,490

	Morgan Stanley	$20,381,575

FI Value Leaders (a)	Bank of America	$9,238,426
	Citigroup	$7,430,683
	Lehman Brothers	$2,277,570
	Merrill Lynch	$6,761,040
	Morgan Stanley	$5,093,256
	UBS	$2,044,326

FI International Stock (a)	Credit Suisse Group	$2,435,381
	UBS	$3,028,350

Harris Oakmark Large Cap Value	Citigroup	$14,253,261

Jennison Growth	Goldman Sachs	$12,298,473
	JPMorgan Chase & Co.	$12,854,003
	Citigroup	$17,946,989
	Charles Schwab	$19,167,822
	Lehman Brothers	$6,305,694
	Merrill Lynch	$19,465,602

Lehman Brothers Aggregate Bond Index	Bank of America	$7,447
	Bear Sterns	$4,933
	Citigroup	$11,591
	Countrywide	$507
	Credit Suisse Group	$4,862
	Goldman Sachs	$4,062
	Greenwich Capital	$5,109
	HSBC	$11,018
	JPMorgan Chase & Co.	$17,210
	Lehman Brothers	$11,934
	Merrill Lynch	$488
	Morgan Stanley	$4,961

Portfolio	Regular Broker or Dealer	Aggregate Value of Securities of Regular Broker-Dealer or Parent Held by Portfolio as of December 31, 2005
	UBS	$357
	Wachovia Securities	$11,950

MetLife Stock Index	Bank of America	$93,746,365
	Citigroup	$107,372,528
	Goldman Sachs	$25,178,410
	JPMorgan Chase & Co.	$60,736,972
	Lehman Brothers	$15,017,423
	Morgan Stanley	$26,748,314

MFS Total Return	Goldman Sachs	$3,107,184
	Lehman Brothers	$2,213,496
	Merrill Lynch	$3,642,519
	Morgan Stanley	$1,395,237

Morgan Stanley EAFE Index Portfolio	Deutsche Bank AG	$2,091,942
	UBS AG	$4,4295,614
	Credit Suisse Group	$2,705,994

Neuberger Berman Mid Cap Value	Bear Stearns	$10,513,230

Oppenheimer Global Equity	Credit Suisse Group	$3,034,303

T. Rowe Price Large Cap Growth	Merrill Lynch	$3,603,236
	UBS	$7,962,942
	Citigroup	$8,425,536
	Goldman Sachs	$1,762,398

Western Asset Management Strategic Bond Opportunities	Lehman Brothers	$832,179
	Morgan Stanley	$2,589,481
	Bank of America	$2,147,972
	HSBC Finance	$2,056,144
	MBNA	$1,323,309
	Countrywide Financial	$2,422,915
	JP Morgan Chase	$1,724,177

(a)	The aggregate values of the securities of regular brokers or dealers (or parents) held by the Portfolio are given as of March 31, 2006.

Portfolio Turnover

The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under “Financial Highlights.” A Portfolio’s turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser.

CODE OF ETHICS

The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

DESCRIPTION OF THE FUND

The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the “Articles”) filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap Portfolio, a former series of the TST, which in turn is a Massachusetts business trust. Also on May 1, 2006, Western Asset Management High Yield Bond succeeded to the operations of the High Yield Bond Trust, a Massachusetts business trust.

Each Portfolio is classified under the 1940 Act as “diversified” except Harris Oakmark Focused Value and each Asset Allocation Portfolio, which are non-diversified.

Each Portfolio’s issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio’s outstanding shares) of the Portfolio’s assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

As of March 31, 2006, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2006, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio’s fundamental investment policies or advisory or distribution agreements.

Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans (“Qualified Plans”) will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

TAXES

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio’s total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio’s shareholders.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS ruling in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

TRANSFER AGENT

The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

FINANCIAL STATEMENTS

The financial statements of each Portfolio (other than FI Large Cap and Western Asset Management High Yield Bond) and the related reports of an independent registered public accounting firm included in the annual reports for such Portfolios for the year ended December 31, 2005 are incorporated herein by reference to the Fund’s Annual Report as filed with the SEC on February 23, 2006 (SEC Accession No. 0001193125-06-037602). The financial statements of the FI Large Cap Predecessor Fund and the related report of an independent registered public accounting firm included in the annual report for the TST for the year ended December 31, 2005 are incorporated herein by reference to such annual report as filed with the SEC on February 24, 2006 (SEC Accession No. 0001193125-06-039020). The financial statements of the High Yield Bond Predecessor Fund and the related report of an independent registered public accounting firm included in the annual report for the High Yield Bond Predecessor Fund for the year ended December 31, 2005 are incorporated herein by reference to such annual report as filed with the SEC on February 24, 2006 (SEC Accession No. 0001193125-06-039017).

INDEX SPONSORS

The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

With respect to Standard & Poor’s, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P’s only relationship to the Licensee is S&P’s grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE® Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE® index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE® index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE® index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000® Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company’s publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

APPENDIX A-1—DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc.

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody’s, the reason may be one of the following:

(1)	An application for rating was not received or accepted.
(2)	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
(3)	There is a lack of essential data pertaining to the issue or issuer.
(4)	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor’s Ratings Group

AAA

This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX A-2—DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Corporation

A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted “A-1+.”

A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody’s Investors Service, Inc.

P-1

The rating P-1 is the highest commercial paper rating assigned by Moody’s.

P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Among the factors considered by Moody’s in assigning ratings are the following:

(1) evaluation of the management of the issuer;

(2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

(3) evaluation of the issuer’s products in relation to competition and customer acceptance;

(4) liquidity;

(5) amount and quality of long-term debt;

(6) trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

APPENDIX B

INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.

Capital Guardian Trust Company

Davis Selected Advisers, L.P.

Fidelity Management & Research Company

Franklin Advisers, Inc.

Harris Associates L.P.

Jennison Associates LLC

Loomis, Sayles & Company, L.P.

Massachusetts Financial Services Company

Metropolitan Life Insurance Company

Neuberger Berman Management Inc.

OppenheimerFunds, Inc.

T. Rowe Price Associates, Inc.

Western Asset Management Company

BlackRock Advisors, Inc.

 PROXY VOTING POLICY

 For

 BlackRock Advisors, Inc.

 and Its Affiliated Registered Investment Advisers

Introduction

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated in a manner designed to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy for that client. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be supported only when we conclude that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, we will assess management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that our continued confidence remains warranted. If we determine that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless we determine other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, we seek to vote proxies based on our clients’ best interests.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, we will consider the facts we believe are relevant, and if we vote contrary to these guidelines we will record the reasons for this contrary vote.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures we follow in casting votes pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors, except as noted below.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

BlackRock will withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, BlackRock will withhold its vote for all nominees standing for election to a board if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

BlackRock evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

9.	To adopt or continue a stock option or restricted stock plan if all such plans for a particular company do not involve excessive dilution.

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

9.	To adopt or continue a stock option or restricted stock plan if plan contributes to excessive dilution.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

11.	To rescind a stock option or restricted stock plan if the plan contributes to excessive dilution.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

8.	To rescind a stock option or restricted stock plan if the plan does not contribute to excessive dilution.

9.	To prohibit the provision of any non-audit services by a company’s auditors to the company.

SECTION III

VOTING PROCESS

BlackRock has engaged an independent third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant BlackRock Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the BlackRock Operations Group (e-mail is deemed to be a writing). If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the third-party service provider recommendation, the reason for such differing vote shall be noted in the written approval form sent to the BlackRock Operations Group. The head of each relevant BlackRock Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The BlackRock Equity Investment Policy Oversight Committee (or similar or successor committee, the “EIPOC”) receives regular reports of votes cast that differ from recommendations made by the third-party service provider and votes cast that may have involved a material conflict of interest. The EIPOC also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

Votes may involve a conflict of interest if (i) the vote is proposed to be cast in a manner that differs from the third-party service provider recommendation and (ii) the subject matter of the proxy involves a party that has a material relationship with BlackRock, or the issuer of the proxy has such a relationship, such as where the issuer soliciting the vote is a BlackRock client. The BlackRock Operations Group identifies potential conflicts of interest and then refers any potential conflict to BlackRock’s Legal and Compliance Department for review prior to a vote being cast.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

*        *        *        *        *

Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Last Revised: November 29, 2005

Capital Guardian Trust Company

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

Effective Date

This policy is effective as of April 1, 2005.

Davis Selected Advisers, L.P.

Summary of Davis Advisors’

Proxy Voting Procedures and Policies

April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

A copy of Davis Advisors’ Proxy Voting Procedures and Policies is also included in Davis Advisors’ Form ADV Part II.

Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients,

Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

2

Fidelity Management & Research Company

Fidelity Fund Proxy Voting Guidelines

February 2006

I.	General Principles

A.	Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals will generally be voted in accordance with the guidelines.

C.	Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D.	Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E.	The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.	Definitions (as used in this document)

A.	Large capitalization company – a company included in the Russell 1000 stock index.

B.	Small capitalization company – a company not included in the Russell 1000 stock index.

C.	Anti-takeover plan – includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D.	Poison Pill Plan – a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E.	Golden parachute – accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F.	Tin parachute – accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G.	Sunset provision – a condition in a charter or plan that specifies an expiration date.

H.	Greenmail – payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.	Directors

A.	Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority on the election of directors if:

1.	An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a.	The poison pill includes a sunset provision of less than 5 years;

b.	The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c.	Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.	The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.	Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4.	The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

5.	The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR’s guidelines and management of the company has failed to act on that commitment.

B.	Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.	Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.	Compensation

A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1.	(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2.	In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan’s terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms or board resolution, are met:

a.	The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3.	The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.	The granting of awards to non-employee directors is subject to management discretion.

5.	In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the equity proposed to be exchanged or repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.	Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A.	The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.	The anti-takeover plan includes the following:

1.	the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2.	the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3.	shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4.	the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5.	the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C.	It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D.	It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

FMR will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.	New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D.	Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Auditors

A.	FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.	FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.	Other

A.	Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

Franklin Advisers, Inc.

SUMMARY OF

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

2

Harris Associates L.P.

HARRIS ASSOCIATES L.P.

PROXY VOTING POLICIES AND PROCEDURES

July 2003

Harris Associates L.P. (“Harris”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the slate of directors recommended by the issuer’s board provided that a majority of the directors would be independent.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

4.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

5.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

6.	Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

2

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals to require expensing of options.

4.	Harris will normally vote against proposals to permit repricing of underwater options.

5.	Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

6.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

7.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to increase authorized shares.

2.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

3.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3

4.	Harris will normally vote against the issuance of poison pill preferred shares.

5.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

6.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

4

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services (“ISS”). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international

5

research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris’ Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm’s research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm’s Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services’ guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds’ custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds’ custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all

6

other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm’s own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

7

Jennison Associates LLC

Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Loomis, Sayles & Company, L.P.

SUMMARY OF LOOMIS SAYLES

PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Massachusetts Financial Services Company

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions.

Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review

Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.	Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS’ clients.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Metropolitan Life Insurance Company

Metropolitan Life Insurance Company Proxy Voting Policies

MetLife has adopted policies and procedures (the “Voting Policies”) that it uses on the Portfolio’s behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife’s clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients’ holdings.

MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the “Committee”), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the “Managing Director”).

MetLife has retained Institutional Shareholder Services (“ISS”) to handle the administrative aspects of voting proxies for the accounts of its clients. ISS monitors the accounts and their holdings to be sure that proxies are received and votes are cast. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines. In order to address that issue, MetLife has subscribed to a service offered by ISS called “Smart Voter Plus.” Under the Smart Voter Plus service, any proxy that is not governed by the Guidelines will be voted in accordance with ISS’s guidelines which have been reviewed and approved by the Securities Investments Section of the MetLife Law Department. In addition, the Administrative Manager of the Quantitative Equity Strategies Unit of the Investment Department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the proxies.

Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any override or Special Vote, a determination is made by MetLife’s Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

Whenever a material conflict of interest between the Portfolio’s shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients’ holdings.

MetLife’s Voting Policies are subject to change at any time without notice.

Neuberger Berman Management Inc.

Neuberger Berman Management, Inc.

Proxy summary

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

OPPENHEIMERFUNDS, INC.

OPPENHEIMERFUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

2

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling

3

the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon

4

OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

5

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.

•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

6

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

7

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

8

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a

9

majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

10

3.2	Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

11

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

12

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

13

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

5.10	Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

14

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

5.14	Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

15

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor

16

contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

17

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

18

7.11	Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation

19

proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

8.6	Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

20

•	Term of the option

•	Exercise price

•	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

21

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

8.16	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17	Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the

22

company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

23

T. Rowe Price Associates, Inc.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE STABLE ASSET MANAGEMENT, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Support Group. The Investment Support Group (“Investment Support Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Support Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for

2

maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

•	Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

3

•	Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

•	Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index

4

account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

5

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

6

Western Asset Management Company

WESTERN ASSET MANAGEMENT COMPANY

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C.    OTHER INFORMATION

Item  23.    Exhibits

Exhibit Number	Description

(a)(a).	—Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(1).	—Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(2).	—Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(3).	—Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(4).	—Articles Supplementary of Registrant, dated January 27, 1988 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(5).	—Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(6).	—Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(b)(7).	—Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on December 18, 1996.

(a)(b)(8).	—Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration Statement filed on January 11, 1999.

(a)(b)(9).	—Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(a)(b)(10).	—Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.

(a)(b)(11).	—Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(b)(12).	—Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(b)(13).	—Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(b)(14).	—Articles Supplementary of Registrant, dated January 30, 2004 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(15).	—Articles Supplementary of Registrant, dated April 22, 2004 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(b)(16).	—Articles Supplementary of Registrant, dated June 16, 2004 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(17).	—Articles Supplementary of Registrant, dated March 3, 2005 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(b)(18).	—Articles Supplementary of Registrant, dated May 12, 2005 are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(b)(19).	—Articles Supplementary of Registrant, dated December 13, 2005 are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(b)(20).	—Articles Supplementary of Registrant, dated February 3, 2006*

(a)(c)(1).

—Certificate of Correction of Articles of Amendment, dated December 1, 1983 is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(2).	—Articles of Amendment, dated July 30, 1997 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(3).	—Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

(a)(c)(4).	—Articles of Amendment, dated February 2, 1999 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

Exhibit Number	Description

(a)(c)(5).	—Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on January 19, 2000.

(a)(c)(6).	—Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(a)(c)(7).	—Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(c)(8).	—Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(a)(c)(9).	—Articles of Amendment dated December 11, 2003 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(c)(10).	—Articles of Amendment dated April 22, 2004 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(a)(c)(11).	—Articles of Amendment dated January 28, 2005 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(a)(c)(12).	—Articles of Amendment dated April 28, 2005 are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(a)(c)(13).	—Articles of Amendment dated April 25, 2006*

(b)(a).	—Bylaws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(b)(b).	—Amendment to Bylaws, dated April 24, 1997, are incorporated herein by reference to Post-Effective Amendment No. 20 to this Registration Statement filed on April 2, 1998.

(b)(c).	—Amended and Restated Bylaws dated May 8, 2003 are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(c).	—None.

(d)(a)(1).	—Advisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(2).	—Advisory Agreement relating to BlackRock Diversified Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(3).	—Advisory Agreement relating to BlackRock Investment Trust Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(4).	—Advisory Agreement relating to BlackRock Strategic Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(5).	—Advisory Agreement relating to FI International Stock Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(6).

—Investment Management Agreement relating to Harris Oakmark Large Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(7).

—Investment Management Agreement relating to FI Mid-Cap Opportunities Portfolio (formerly, Janus Mid Cap Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

Exhibit Number	Description

(d)(a)(8).

—Investment Management Agreement relating to Neuberger Berman Partners Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(9).

—Investment Management Agreement relating to Oppenheimer Global Equity Portfolio (formerly, Scudder Global Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(10).

—Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(a)(11).

—Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(12).

—Investment Management Agreement relating to Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(13).

—Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(14).

—Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(a)(15).

—Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(16).

—Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(17).

—Investment Management Agreement relating to Franklin Templeton Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(18).	—Advisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(1).	—Subadvisory Agreement relating to BlackRock Aggressive Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(2).	—Subadvisory Agreement relating to BlackRock Diversified Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(3).	—Subadvisory Agreement relating to BlackRock Investment Trust Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(4).	—Subadvisory Agreement relating to BlackRock Strategic Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(b)(5).	—Subadvisory Agreement relating to FI International Stock Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

Exhibit Number	Description

(d)(b)(6).

—Sub-Investment Management Agreement relating to Harris Oakmark Large Cap Value Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(7).

—Sub-Investment Management Agreement relating to Neuberger Berman Partners Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(b)(8).

—Sub-Investment Management Agreement relating to Oppenheimer Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(b)(9).

—Sub-Investment Management Agreement relating to T. Rowe Price Large Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(d)(b)(10).

—Sub-Investment Management Agreement relating to T. Rowe Price Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(11).

—Sub-Investment Management Agreement relating to Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(12).

—Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(13).

—Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(14).

—Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(15).

—Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(16).

—Sub-Investment Management Agreement relating to Franklin Templeton Small Cap Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(17).	—Subadvisory Agreement relating to BlackRock Large Cap Value Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(c)(1).

—Advisory Agreement relating to BlackRock Money Market Portfolio (formerly, State Street Research Money Market Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(2).

—Advisory Agreement relating to Salomon Brothers Strategic Bond Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(3).

—Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

Exhibit Number	Description

(d)(c)(4).

—Advisory Agreement relating to BlackRock Bond Income Portfolio (formerly, State Street Research Bond Income Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(5).	—Advisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(6).	—Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(7).	—Advisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(8).

—Advisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(9).	—Advisory Agreement relating to Harris Oakmark Focused Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(c)(10).	—Advisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(11).	—Advisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(12).	—Advisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(13).	—Advisory Agreement relating to Zenith Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(c)(14).

—Advisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio (formerly, State Street Research Large Cap Growth Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(c)(15).

—Advisory Agreement relating to MetLife Conservative Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(16).

—Advisory Agreement relating to MetLife Conservative to Moderate Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(17).	—Advisory Agreement relating to MetLife Moderate Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(18).

—Advisory Agreement relating to MetLife Moderate to Aggressive Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(19).

—Advisory Agreement relating to MetLife Aggressive Allocation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(20).

—Advisory Agreement relating to Western Asset Management High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(c)(21).	—Advisory Agreement relating to FI Large Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(d)(1).	—Subadvisory Agreement relating to BlackRock Money Market Portfolio is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(d)(d)(2).	—Subadvisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio*

(d)(d)(3).	—Subadvisory Agreement relating to Western Asset Management U.S. Government Portfolio*

(d)(d)(4).	—Subadvisory Agreement relating to BlackRock Bond Income Portfolio is incorporated herein by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(d)(5).	—Subadvisory Agreement relating to MFS Total Return Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

Exhibit Number	Description

(d)(d)(6).	—Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

(d)(d)(7).	—Subadvisory Agreement relating to Davis Venture Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(d)(8).	—Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio is incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

(d)(d)(9).

—Subadvisory Agreement relating to FI Value Leaders Portfolio (formerly, FI Structured Equity Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(10).

—Subadvisory Agreement relating to Harris Oakmark Focused Value Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(11).	—Subadvisory Agreement relating to Jennison Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(12).	—Subadvisory Agreement relating to Loomis Sayles Small Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(13).	—Subadvisory Agreement relating to MFS Investors Trust Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement filed on January 17, 2003.

(d)(d)(14).	—Subadvisory Agreement relating to BlackRock Legacy Large Cap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement filed on February 7, 2005.

(d)(d)(15).	—Subadvisory Agreement Relating to Western Asset Management High Yield Bond Portfolio*

(d)(d)(16).	—Subadvisory Agreement Relating to FI Large Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(d)(e).	—Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio, FI Value leaders Portfolio, FI International Stock Portfolio and FI Large Cap Portfolio*

Exhibit Number	Description

(e)(a).	—Distribution Agreement as revised May 1, 2006*

(e)(b).	—Amended and Restated Distribution Agreement as revised May 1, 2006*

(f).	—None

(g)(a).	—Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(b).	—Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(c).	—Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(g)(d).	—Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(h)(a).	—Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(h)(b).

—Agreement relating to the use of the “Metropolitan” name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(h)(c).

—Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

(h)(d).

—Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(e).	—Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(h)(f).	—Expense Agreement is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(h)(g).

—Powers of Attorney for all signatories except John Ludes, Nancy Hawthorne and Hugh McHaffie are incorporated herein by reference to Post-Effective Amendment No. 32 to this Registration Statement filed on April 12, 2002. Powers of Attorney for Mr. Ludes and Ms. Hawthorne are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004. Power of Attorney for Mr. McHaffie is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

(i).	—Opinion and Consent of Counsel*

(j)(a).	—Consents of KPMG LLP*

(j)(b).	—Consent of Deloitte & Touche LLP*

(k).	—None

(l).	—None
(m)(a).	—Class B, Class D, Class E and Class F Distribution Plan as revised May 1, 2006*
(m)(b).	—Class B, Class D, Class E and Class F Distribution and Services Plan as revised May 1, 2006*

Exhibit Number	Description
(n).	—Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.
(o).	—None
(p)(a).	—Metropolitan Series Fund, Inc. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.
(p)(b).	—MetLife Advisers, LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.
(p)(c).	—Davis Selected Advisers, L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.
(p)(d).	—Fidelity Investments Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.
(p)(e).	—Harris Associates L.P. Code of Ethics*
(p)(f).	—Jennison Associates LLC Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.
(p)(g).	—Loomis, Sayles & Co., L.P. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.
(p)(h).	—Massachusetts Financial Services Company Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(p)(i).	—Western Asset Management Company Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.
(p)(j).	—BlackRock Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(p)(k).	—Capital Group Companies Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(p)(l).	—Oppenheimer Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(p)(m).	—Franklin Templeton Investments Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

(p)(n).	—Neuberger Berman Code of Ethics*

(p)(o).	—T. Rowe Price Group Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

(p)(p).	—Metropolitan Life Insurance Company Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

*	Filed herewith

Item 24.    Persons Controlled by or Under Common Control with the Fund

None.

Item  25.    Indemnification.

Section 2-418 of the Maryland General Corporation Law (“MGCL”) permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director’s act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its Charter, a Maryland corporation (i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

See Article V of the Registrant’s Amended and Restated Bylaws dated May 8, 2003, which Bylaws are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed on February 4, 2004.

See Section 7 of the Registrant’s Amended and Restated Distribution Agreement as revised May 1, 2006, which Agreement is filed herewith.

See Section 14 of the Registrant’s Transfer Agency Agreement dated April 28, 2003, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed on April 29, 2004.

The Registrant, at its expense, provides liability insurance for the benefit of its directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item  26.    Business and other Connections of Investment Manager.

(a)  MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).

(b)  Subadvisers of the Metropolitan Series Fund, Inc.

1.  The list of each director and certain officers of BlackRock Advisors, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

2.  The list of each director and certain officers of OppenheimerFunds, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by OppenheimerFunds, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8253).

3.  The list of each director and certain officers of T. Rowe Price Associates, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by T. Rowe Price Associates, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

4.  The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).

5.  The list of each director and certain officers of Harris Associates L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Harris Associates L.P. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-50333).

6.  The list of each director and certain officers of Neuberger Berman Management Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

7.  The list of each director and certain officers of Franklin Advisers, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Franklin Advisers, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-26292).

8.  The list of each director and certain officers of Capital Guardian Trust Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Capital Guardian Trust Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-60145).

9.  The list of each director and certain officers of Davis Selected Advisers, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Davis Selected Advisers, L.P. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31648).

10.  The list of each director and certain officers of Jennison Associates LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Jennison Associates LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 5608).

11.  The list of each director and certain officers of Loomis, Sayles & Company, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Loomis Sayles & Company, L.P pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170).

12.  The list of each director and certain officers of Massachusetts Financial Services Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Massachusetts Financial Services Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-17352).

13.  The list of each director and certain officers of Western Asset Management Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Western Asset Management Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-8162).

14.  The list of each director and certain officers of Fidelity Management & Research Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Form ADV filed by Fidelity Management & Research Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-7884).

Item 27.	Principal Underwriters

(a) Metropolitan Life Insurance Company, the Fund’s principal underwriter, acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter)

Metropolitan Tower Life Separate Account Two (principal underwriter)

Metropolitan Life Separate Account UL (principal underwriter)

The New England Variable Annuity (depositor)

New England Variable Annuity Fund I (depositor)

(b) Directors and certain officers of Metropolitan Series Fund, Inc. are as follows. The address for each person is One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101, unless otherwise indicated.

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

C. Robert Henrikson	Chairman of the Board, President & Chief Executive Officer	None

Curtis H. Barnette Chairman Emeritus Bethlehem Steel Corporation 1170 Eighth Avenue Martin Tower 2118 Bethlehem, PA 18016-7699	Director	None

Burton A. Dole, Jr. Pauma Valley Country Club Pauma Valley Drive Pauma Valley, CA 92061	Director	None

Cheryl W. Grisé President Northeast Utilities P.O. Box 270 Hartford, CT 06141	Director	None

James R. Houghton Chairman & Chief Executive Officer Corning Incorporated One Riverfront Plaza, MP HQ E2-6 Corning, NY 14831	Director	None

Harry P. Kamen Retired Chairman & Chief Executive Officer Metropolitan Life Insurance Company 200 Park Avenue, Suite 5700 New York, NY 10166	Director	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Helene L. Kaplan Of Counsel, Skadden, Arps, Slate, Meagher and Flom Four Times Square New York, NY 10036	Director	None

John M. Keane 2200 Wilson Blvd., Suite 102-542 Arlington, VA 22201-3324	Director	None

James M. Kilts The Gillette Company Prudential Tower Building - 48th floor Boston, MA 02199	Director	None

Charles H. Leighton Retired Chairman & Chief Executive Officer CML Group, Inc. 330 Gray Craig Road Middletown, RI 02842	Director	None

Sylvia M. Mathews Chief Operating Officer & Executive Director The Bill & Melinda Gates Foundation 1551 Eastlake Avenue East Seattle, WA 98102	Director	None

Hugh B. Price Piper Rudnick LLP 1251 Avenue of the Americas New York, NY 10020-1104	Director	None

Kenton J. Sicchitano Retired Global Managing Partner PricewaterhouseCoopers 101 Jericho Road Weston, MA 02493	Director	None

William C. Steere, Jr. Retired Chairman of the Board Pfizer, Inc. 235 East 42nd Street New York, NY 10017	Director	None

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Gwenn L. Carr	Vice President and Secretary	None

Leland C. Launer, Jr.	President- Institutional Business	None

James L. Lipscomb	Executive Vice President & General Counsel	None

Joseph J. Prochaska, Jr.	Executive Vice President & Chief Accounting Officer	None

Catherine A. Rein	Senior Executive Vice President & Chief Administrative Officer	None

Stanley J. Talbi	Executive Vice President	None

William J. Toppeta	President, International	None

Lisa Weber	President , Individual Business	None

Judy E. Weiss	Executive Vice President & Chief Actuary	None

William J. Wheeler	Executive Vice President & Chief Financial Officer	None

Anthony J. Williamson	Senior Vice President & Treasurer	None

Hugh C. McHaffie Metropolitan Life Insurance Company 501 Boylston Street Boston, MA 02116	Senior Vice President	Director, Chairman of the Board, President & CEO

Daphne Thomas Jones	Assistant Vice President	Vice President

Jeffrey P. Halperin	Assistant Vice President	Interim Chief Compliance Officer

Item  28.    Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund, Inc.

501 Boylston Street

Boston, Massachusetts 02116

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Metropolitan Life Insurance Company

One MetLife Plaza

27-01 Queens Plaza North

Long Island City, New York 11101

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delware 19809

New York, New York 10022

Harris Associates L.P.

Two North LaSalle Street

Chicago, Illinois 60602

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street — 11th floor

New York, New York 10281

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Neuberger Berman Management Inc.

605 Third Avenue

New York, New York 10158

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Western Asset Management Company

385 E. Colorado Blvd.

Pasadena, CA 91101

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Fidelity Management & Research Company

82 Devonshire Street

Boston, Massachusetts 02109

Jennison Associates LLC

466 Lexington Avenue

New York, New York 10017

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02110

Item  29.    Management Services.

None.

Item  30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 2006.

METROPOLITAN SERIES FUND, INC.
(Registrant)

By:	/s/ HUGH C. MCHAFFIE
Hugh C. McHaffie
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date
/s/ HUGH C. MCHAFFIE Hugh C. McHaffie President and Chief Executive Officer (Principal Executive Officer)	April 28, 2006

* Steve A. Garban Director

* Linda Strumpf Director

* Michael S. Scott Morton Director

* Arthur G. Typermass Director

* H. Jesse Arnelle Director

* Nancy Hawthorne Director

Signature	Date

* John T. Ludes Director

/s/ PETER H. DUFFY Peter H. Duffy Treasurer (Principal Financial and Accounting Officer)	April 28, 2006

*BY: /S/ THOMAS M. LENZ Thomas M. Lenz Attorney-in-Fact	April 28, 2006

EXHIBIT INDEX

Exhibit Number		Description
(a)(b)(20).	–	Articles Supplementary of Registrant, dated February 3, 2006
(a)(c)(13).	–	Articles of Amendment dated April 25, 2006
(d)(d)(2).	–	Subadvisory Agreement relating to Western Asset Management Strategic Bond Opportunities Portfolio
(d)(d)(3).	–	Subadvisory Agreement relating to Western Asset Management U.S. Government Portfolio
(d)(d)(15).	–	Subadvisory Agreement relating to Western Asset Management High Yield Bond Portfolio
(d)(e).	–	Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio, FI Value Leaders Portfolio, FI International Stock Portfolio and FI Large Cap Portfolio.
(e)(a).	–	Distribution Agreement as revised May 1, 2006
(e)(b).	–	Amended and Restated Distribution Agreement as revised May 1, 2006
(i).	–	Opinion and Consent of Counsel
(j)(a).	–	Consents of KPMG LLP
(j)(b).	–	Consent of Deloitte & Touche LLP
(m)(a).	–	Class B, Class D, Class E and Class F Distribution Plan as revised May 1, 2006
(m)(b).	–	Class B, Class D, Class E and Class F Distribution and Services Plan as revised May 1, 2006
(p)(e).	–	Harris Associates L.P. Code of Ethics
(p)(n).	–	Neuberger Berman Code of Ethics